UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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☐	SolicitingMaterial Pursuant to §240.14a-12

INNOSPEC INC.

(Name of Registrant as Specified In Its Charter)

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NOTICE OF ANNUAL MEETING

AND

PROXY STATEMENT

2011

April 1, 2011

Dear Fellow Stockholder:

It is with great pleasure that we invite you to our 2011 Annual Meeting of stockholders. The meeting will be held on Wednesday, May 11, 2011 at 10.00 a.m. Eastern Daylight Time, in the Boardroom, the NASDAQ Stock Market, One Liberty Plaza, 165 Broadway, New York, USA. Stockholders are advised to arrive at the reception area by 9.30 a.m. to allow sufficient time for security clearance.

We are continuing to take advantage of the Securities and Exchange Commission (the “SEC”) rules that allow companies to furnish proxy materials to stockholders via the internet. This electronic process gives you fast, convenient access to the materials, reduces the impact on the environment and reduces our printing and mailing costs. As you have received a Notice Regarding the Availability of Proxy Materials (“Notice”) by mail, you will not receive a printed copy of the proxy materials, unless you specifically request one. The Notice instructs you on how to access and review all of the important information contained in the Proxy Statement, as well as how to submit your proxy over the internet or by telephone. If you would still like to receive a printed copy of our proxy materials, you should follow the instructions for requesting these materials which are included in the Notice.

Whether or not you plan to attend the meeting, your vote on the matters to be discussed at the meeting is important to us. We hope that you will vote by telephone or via the internet by following the instructions on your Notice. Alternatively, if you have requested written proxy materials, you may vote by signing, dating and returning your proxy card. If you are a holder of record and you sign and return your proxy card without specifying your choices, it will be understood that you wish to vote in accordance with the Board of Directors’ recommendations as set out in the Proxy Statement.

If you are a beneficial holder of our shares, we urge you to give voting instructions to your broker so that your vote can be counted. This is especially important since the NASDAQ Stock Market (“NASDAQ”) no longer allows brokers to cast votes with respect to the election of directors unless they have received instructions from the beneficial owner of shares.

If you have any questions concerning the meeting, please contact our General Counsel at 303-792-5554.

Thank you for your continued support. We look forward to seeing those of you who will be able to attend the Annual Meeting.

Sincerely,

Patrick S. Williams

President & Chief Executive Officer

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INNOSPEC INC.

8375 South Willow Street

Littleton, CO 80124

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Date and time	Wednesday, May 11, 2011 , 10.00 a.m. Eastern Daylight Time

Place	The Boardroom, NASDAQ Stock Market, One Liberty Plaza, 165 Broadway New York USA

Proposals	Proposal 1	Election of one Class II director;
	Proposal 2	Re-election of two current Class I directors;
	Proposal 3	Advisory vote on executive compensation;
	Proposal 4	Advisory vote on the frequency of the advisory vote on executive compensation;
	Proposal 5	Approval of the First Amendment to the Innospec Inc. Performance Related Stock Option Plan 2008;
	Proposal 6	Approval of the First Amendment to the Innospec Inc. Company Share Option Plan 2008;
	Proposal 7	Approval of the First Amendment to the Innospec Inc. Non-Employee Directors’ Stock Option Plan 2008.

Record Date	March 22, 2011

Obtain Proxy Materials	Internet	Go to www.envisionreports.com/iosp
	Telephone	1-866-641-4276
	Email	investorvote@computershare.com with “Proxy Materials Innospec Inc.” in the subject line

Voting Methods	Internet	Go to www.envisionreports.com/iosp
	Telephone	Use the toll-free number shown on the Notice
	Written ballot	Complete and return a proxy card (if you received a paper copy)
	In person	Attend and vote at the meeting

Stockholders may also transact any other business properly brought before the meeting. At this time, the Board of Directors knows of no other proposals or matters to be presented.

Our Proxy Statement and Annual Report on Form 10-K are available at www.envisionreports.com/iosp.

On behalf of the Board of Directors:

David E. Williams

Vice President, General Counsel and Chief Compliance Officer

April 1, 2011

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PROXY STATEMENT

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why did you send me the Notice?

We sent you the Notice because the Board of Directors of Innospec Inc. is soliciting your proxy to vote at the 2011 Annual Meeting, which will be held on Wednesday, May 11, 2011 at 10.00 a.m. Eastern Daylight Time, in the Boardroom, the NASDAQ Stock Market, One Liberty Plaza, 165 Broadway, New York, USA.

The Proxy Statement, available on the internet by following the instructions on the Notice, summarizes the information you need to vote at the Annual Meeting. You do not need to attend the Annual Meeting to vote your shares. You may simply vote by telephone or over the internet, or, if you have requested written proxy materials, by completing, signing and returning the proxy card.

The Corporation intends to commence distribution of the Notice to stockholders on or about April 1, 2011.

What proposals will be voted on at the Annual Meeting?

Stockholders are being asked to consider seven proposals at the Annual Meeting. The following is a summary of the proposals and the voting recommendations of the Board:

SUMMARY OF PROPOSALS

Proposal		Board Recommendation
1	Election of a Director	FOR
2	Re-Election of two Directors	FOR
3	Advisory vote on executive compensation	FOR
4	Advisory vote on the frequency of the advisory vote on executive compensation	THREE YEARS
5	Approval of the First Amendment to the Innospec Inc. Performance Related Stock Option Plan 2008	FOR
6	Approval of the First Amendment to the Innospec Inc. Company Share Option Plan 2008	FOR
7	Approval of the First Amendment to the Innospec Inc. Non-Employee Directors’ Stock Option Plan 2008	FOR

Are proxy materials available on the Internet?

Yes. Our Proxy Statement for the 2011 Annual Meeting and our 2010 Annual Report on Form 10-K are available at http://www.envisionreports.com/iosp.

Who is entitled to vote?

March 22, 2011 is the record date for the Annual Meeting. If you owned our Common Stock at the close of business on March 22, 2011, you are entitled to vote. On that date, we had 23,704,553 of our Common Stock outstanding and entitled to vote at the Annual Meeting. Our Common Stock is our only class of voting stock.

How many votes do I have?

You have one vote for each share of our Common Stock that you owned at the close of business on March 22, 2011. Your proxy card indicates the number of shares of Common Stock you are entitled to vote.

What is the difference between holding stock as a stockholder of record and as a beneficial owner?

Many of our stockholders hold their stock through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are some differences between stock held of record and that owned beneficially.

Stockholder of Record

If your shares of Common Stock are registered directly in your name with our transfer agent, Computershare, you are considered, with respect to those shares, the stockholder of record and the Notice is being sent to you directly. As the stockholder of record you have the right to grant your voting proxy directly to Innospec or to vote in person at the Annual Meeting. You may vote by telephone or via the internet as described below under the heading “Information about the Annual Meeting and Voting - May I vote by telephone or via the internet?”

Beneficial Owner

If your stock is held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of stock held in “street name” and our proxy materials are being forwarded to you by your broker or nominee who is considered, with respect to those shares of Common Stock, the stockholder of record. As the beneficial owner, you have the right to direct your broker or nominee on how to vote your stock and are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may only vote these stock in person at the Annual Meeting if you follow the instructions described below under the heading “Information about the Annual Meeting and Voting - How do I vote in person at the Annual Meeting?” Your broker or nominee has provided a voting instruction card for you to use in directing your broker or nominee as to how to vote your stock. You may also vote by telephone or via the internet as described below under the heading “Information about the Annual Meeting and Voting - May I vote by telephone or via the internet?”

How do I vote by proxy if I am a stockholder of record?

If you are a stockholder of record and you properly fill in your proxy card and it is received by us in time to vote, your “proxy” (one of the individuals named on your proxy card) will vote your stock as you have directed. If you sign the proxy card but do not make specific choices, your proxy will vote your stock as recommended by the Board:

●	“FOR” the election of one Class II director
●	“FOR” the re-election of two Class I directors
●	“FOR” the approval, on an advisory basis, of executive compensation

●	“FOR” the approval, on an advisory basis of a frequency of three years for conducting the advisory vote on executive compensation
●	“FOR” the approval of the first amendment to the Innospec Inc. Performance Related Stock Option Plan 2008
●	“FOR” the approval of the first amendment to the Innospec Inc. Company Share Option Plan 2008
●	“FOR” the approval of the first amendment to the Innospec Inc. Non-Employee Director’s Stock Option Plan 2008

If any other matter is presented, your vote will be cast in accordance with the best judgment of the individuals named on your proxy card. As of the date of printing this Proxy Statement, we knew of no matters that needed to be acted on at the Annual Meeting, other than those discussed in this Proxy Statement.

How do I give voting instructions if I am a beneficial holder?

If you are a beneficial owner of stock, the broker will ask you how you want your stock to be voted. If you give the broker instructions, the broker will vote your stock as you direct. If your broker does not receive instructions from you about how your stock is to be voted, one of two things can happen, depending on the type of proposal. Brokers have discretionary power to vote your stock with respect to “routine” matters, but they do not have discretionary power to vote your stock on “non-routine” matters. Brokers holding stock beneficially owned by their clients do not have the ability to cast votes with respect to the election of directors, executive compensation or equity compensation plans unless they have received instructions from the beneficial owner of the stock. It is therefore important that you provide instructions to your broker if your shares of Common Stock are beneficially held by a broker so that your vote with respect to directors, and any other matter treated as non-routine, is counted.

May I vote by telephone or via the internet?

Yes, you may vote by telephone or via the internet. We encourage you to do so because your vote is then tabulated faster than if you mailed it. Please note that there are separate telephone and internet arrangements depending on whether you are a stockholder of record (that is, if you hold your stock in your own name), or whether you are a beneficial owner and hold your stock in “street name” (that is, if your stock is held in the name of your broker or bank).

If you are a stockholder of record, you may vote by telephone, or electronically through the internet, by following the instructions provided on your Notice.

If you are a beneficial owner and hold your stock in “street name,” you may need to contact your bank or broker to determine whether you will be able to vote by telephone or electronically through the internet.

Whether or not you plan to attend the Annual Meeting, we urge you to vote. Returning the proxy card or voting by telephone or via the internet will not affect your right to attend the Annual Meeting and vote.

May I revoke my proxy?

Yes. If you change your mind after you vote, you may revoke your proxy by following any of the procedures described below. To revoke your proxy:

●	Send in another signed proxy with a later date or resubmit your vote by telephone or the internet;
●	Send a letter revoking your proxy to Innospec’s General Counsel at 8375 South Willow Street, Littleton, CO80124, USA; or
●	Attend the Annual Meeting and vote in person.

If you wish to revoke your proxy, you must do so in sufficient time to permit the necessary examination and tabulation of the subsequent proxy or revocation before the vote is taken.

How do I vote in person at the Annual Meeting?

You may vote stock held directly in your name as the stockholder of record in person at the Annual Meeting. If you choose to vote your stock in person at the Annual Meeting, please bring your Notice, proxy card and proof of identification. Stock held in “street name” may be voted in person by you only if you obtain a signed proxy from the stockholder of record giving you the right to vote the stock. If your stock is held in the name of your broker, bank or other nominee, you must bring to the Annual Meeting proof of identification, an account statement or letter from the broker, bank or other nominee indicating that you are the owner of the stock and a signed proxy from the stockholder of record giving you the right to vote the stock. The account statement or letter must show that you were the beneficial owner of the stock on March 22, 2011.

Even if you plan to attend the Annual Meeting, Innospec recommends that you vote your stock in advance as described above so that your vote will be counted if you later decide not to attend the Annual Meeting.

What votes need to be present to hold the Annual Meeting?

To have a quorum for our Annual Meeting, the holders of a majority of the shares of Common Stock outstanding and entitled to vote need to be present in person or by proxy. Abstentions and broker “non-votes” are treated as present and entitled to vote and therefore are counted in the quorum.

What vote is required to approve each proposal?

The affirmative vote of a plurality of the votes cast by holders of all shares entitled to vote on such proposal at the Annual Meeting is required for each of Proposals 1 and 2. With respect to Proposals 3, 4, 5, 6, and 7 the affirmative vote of the majority of the shares present in person or represented by proxy and entitled to vote on such proposal at the Annual Meeting is required for each.

Proposal		Vote Required	Broker Discretionary Voting Allowed

Proposal 1	Election of a Director	Plurality of votes cast	No

Proposal 2	Re-Election of two Directors	Plurality of votes cast	No

Proposal 3	Advisory vote on Executive Compensation	As an advisory vote, there is no specified requirement for approval	No

Proposal 4	Advisory vote on the frequency of the advisory vote on Executive Compensation	As an advisory vote, there is no specified requirement for approval	No

Proposal 5	Approval of the first amendment to the Innospec Inc. Performance Related Stock Option Plan 2008	Majority of the shares entitled to vote and present in person or represented by proxy	Yes

Proposal 6	Approval of the first amendment to the Innospec Inc. Company Share Option Plan 2008	Majority of the shares entitled to vote and present in person or represented by proxy	Yes

Proposal 7	Approval of the first amendment to the Innospec Inc. Non-Employee Directors’ Stock Option Plan 2008	Majority of the shares entitled to vote and present in person or represented by proxy	Yes

How are votes counted?

In the election of Innospec directors, your vote may be cast “FOR” each of the nominees or your vote may be “WITHHELD” with respect to one or more of the nominees. Your vote may be cast “FOR”, “AGAINST” or “ABSTAIN” for the advisory vote on the proposal on executive compensation and “ONE YEAR”, “TWO YEARS”, “THREE YEARS” or “ABSTAIN” for the advisory vote on the proposal regarding the frequency of the vote on executive compensation. Your vote may be cast “FOR”, “AGAINST” or “ABSTAIN” for proposals 5, 6 and 7. If you sign your proxy card with no further instructions, your stock will be voted in accordance with the recommendations of the Board. If you sign your broker voting instruction card with no further instructions, your stock will be voted in the broker’s discretion with respect to routine matters but will not be voted with respect to non-routine matters. As described in “How do I give voting instructions if I am a beneficial holder?”, election of directors, executive compensation and equity compensation plans are all considered non-routine matters. We will appoint one or more inspectors of election to count votes cast in person or by proxy.

What is the effect of broker non-votes and abstentions?

A broker “non-vote” occurs when a broker holding stock for a beneficial owner does not vote on a particular proposal because the broker does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner.

Common stock owned by stockholders electing to abstain from voting with respect to any proposal will be counted towards the presence of a quorum. Common stock beneficially owned and voted by the beneficiary through a broker will be counted towards the presence of a quorum, even if there are broker non-votes with respect to some proposals, as long as the broker votes on at least one non-routine proposal. However we anticipate that there will not be any matters at the 2011 Annual Meeting that are considered routine. Abstentions and instructions to withhold votes with respect to any nominee will result in those nominees having fewer votes but will not count as votes against the nominee and broker non-votes will not be considered present and voting with respect to elections of directors. Abstentions will be treated as present and entitled to vote with respect to Proposals 3, 4, 5, 6 and 7 and therefore will have the effect of votes against these proposals. “Broker non-votes” will have no direct effect on the outcome of these proposals.

What happens if the Annual Meeting is adjourned or postponed?

Your proxy will still be effective and will be voted at the rescheduled Annual Meeting. You will still be able to change or revoke your proxy until it is voted.

Where can I find the voting results?

Final results will be published in a Form 8-K to be filed with the SEC, within four business days after the Annual Meeting. If official results are not available at that time, we will provide preliminary voting results in the Form 8-K and will provide the final results in an amendment to the Form 8-K as soon as they become available. You can find the Form 8-K on our website at www.innospecinc.com.

Will Innospec’s independent accountants attend the Annual Meeting?

PricewaterhouseCoopers LLP (“PwC”) will attend the Annual Meeting and will have an opportunity to make a statement if they wish. They will also be available to answer questions at the meeting.

Do directors attend the Annual Meeting?

Our Corporate Governance Guidelines provide that Directors are expected to attend our Annual Meeting of stockholders and any special meeting of stockholders called by Innospec to consider extraordinary business transactions. Unless they are unable to do so as a result of special circumstances; directors are encouraged to attend all other special meetings of stockholders called by Innospec. All of our directors then in office attended the Annual Meeting that was held on May 12, 2010.

Can a stockholder or interested person communicate directly with our Board? If so, how?

Any stockholder and other interested persons who may desire to contact the Chairman or any of the Directors of the Corporation may do so via the following e-mail address: contact.board@innospecinc.com, or by writing to them at Innospec Inc., 8375 South Willow Street, Littleton, CO80124, USA. Communications received electronically or in writing will be forwarded to the addressee of the communication.

Whom should I call if I have any questions?

If you have any questions about the Annual Meeting, voting or require directions to attend the 2011 Annual Meeting, please contact David E. Williams, our General Counsel, at 303-792-5554 or at david.e.williams@innospecinc.com.

CORPORATE GOVERNANCE

Corporate Governance Principles

Our Board of Directors believes that adherence to sound corporate governance policies and practices is important in ensuring that our company is governed and managed with the highest standards of responsibility, ethics and integrity and in the best interests of the stockholders. We have adopted a set of Corporate Governance Principles intended to reflect a set of core values that provide the foundation for our governance and management systems and our interactions with others. The Board of Directors believes that corporate governance is an evolving process and periodically reviews and updates the Corporate Governance Guidelines. A copy of those principles can be found on our website at www.innospecinc.com, or by writing to General Counsel at Innospec Inc., 8375 South Willow Street, Littleton, CO 80124, USA.

Corporation’s Leadership Structure

At this time, the Board believes that the positions of Chairman of the Board and Chief Executive Officer (“CEO”) should remain separate to enable the Board to effectively provide guidance to, and oversight and accountability of, management. In carrying out his responsibilities, the Chairman preserves the distinction between management and oversight, maintaining the responsibility of management to develop corporate strategy and the responsibility of the Board to review and express its views on corporate strategy. To fulfil his role, the Chairman, among other things: creates and maintains an effective working relationship between the Board and the Corporation’s management; provides the CEO with ongoing direction as to current Board needs, interests and opinions; and ensures that the Board agenda is appropriately directed to the matters of greatest importance to the Corporation.

The duties of non-executive Chairman of the Board include:

●	presiding over all meetings of the Board;
●	preparing the agenda for Board meetings with the Corporate Secretary and in consultation with the CEO and other members of the Board;
●	calling and presiding over meetings of the independent Directors;
●	co-ordinating periodic review of management’s strategic plan for the Corporation;
●	after consulting with other Board members and the CEO, making recommendations to the Nominating and Governance Committee as to the membership of various Board Committees and Committee Chairs;

●	managing the Board’s process for Director self-assessment and evaluation of the Board;
●	presiding over all meetings of stockholders;
●	encouraging active participation by each member of the Board; and
●	performing such other duties and services as the Board may require.

The Board’s Role in Risk Management

The Board’s role in risk oversight is consistent with the Corporation’s leadership structure, with the CEO and other members of senior management having responsibility for assessing and managing the Corporation’s risk exposure, and the Board and its committees providing oversight in connection with these efforts. Risk management is an integral part of Board and Committee deliberations throughout the year. As a part of its oversight function, the Board monitors how management operates the Corporation. When making any decisions and approving strategies the Board considers, among other things, the risks and vulnerabilities the Corporation faces, including operational and regulatory risks, their relative magnitude and management’s plan for mitigating these risks. The Audit Committee considers risk issues associated with the Corporation’s overall financial reporting, disclosure process and legal compliance. In addition to its regularly scheduled meetings, the Audit Committee meets with the Chief Financial Officer (“CFO”), the Head of Business Assurance and the independent registered public accounting firm in executive sessions at least quarterly. The Nominating and Governance Committee discuss legal compliance risks and issues at its regularly scheduled meetings and meets with the General Counsel and Chief Compliance Officer and the Vice President and General Counsel Europe, Middle East and Africa (“EMEA”) and Asia Pacific (“AsPac”) during such meetings. The Audit Committee and the Board annually review an assessment of the primary operational and regulatory risks facing the Corporation, their relative magnitude and management’s plan for mitigating these risks. In addition, the Board discusses risks related to the Corporation’s business strategy at periodic strategic planning meetings and at other meetings as appropriate.

Director Independence

The Board of Directors, after considering broadly all relevant facts and circumstances of which it is aware, including those matters set forth under “Certain Other Transactions and Relationships” and under “Management - Family Relationships”, has determined that a majority of its members are independent within the meaning of the NASDAQ Stock Market listing rules applicable on the date of this Proxy Statement.

We adopted the following standards for director independence in compliance with the requirement of Board determinations pursuant to NASDAQ’s corporate governance listing standards.

1.	No Director qualifies as “independent” unless the Board affirmatively determines that the Director has no material relationship with the Corporation or its wholly-owned subsidiaries (either directly or as a partner, stockholder or officer of an organization that has a relationship with the Corporation). These determinations must be disclosed.

2.	The Board has established the following criteria for determining director independence:

a.	A Director who is an employee, or whose immediate family member is an Executive Officer of the Corporation as listed in “INFORMATION ABOUT THE OFFICERS” (“Executive Officers”), is not “independent” until three years after the end of such employment relationship;

b.	A Director who receives, or whose immediate family member receives, more than $120,000 per year in direct compensation from the Corporation, other than Director and Committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service), is not “independent” until three years after he or she ceases to receive more than $120,000 per year in such compensation;

c.	A Director who is affiliated with or employed by, or whose immediate family member is affiliated with or employed in a professional capacity by, a present or former internal or external registered public accounting firm of the Corporation is not “independent” until three years after the end of the affiliation or the employment or auditing relationship;

d.	A Director who is employed, or whose immediate family member is employed, as an executive officer of another company where any of the Corporation’s present Executive Officers serve on that company’s Compensation Committee is not “independent” until three years after the end of such service or the employment relationship;

e.	A Director who is an executive officer or an employee, or whose immediate family member is an executive officer, of a company or firm that makes payments to, or receives payments from, the Corporation for property or services in an amount which, in any single fiscal year, exceeds the greater of $200,000, or 5% of such other company’s or firm’s consolidated gross revenues, is not “independent” until three years after falling below such threshold.

The Board determined that each member of the Board, except for Mr. Williams meets the independence standards listed above. Mr. Williams does not meet the independence standards, because, as President and CEO of the Corporation, he is also an employee of the Corporation. Mr. Paller is a Partner in the law firm, Smith, Gambrell & Russell LLP, a firm which has provided legal services to the Corporation for which the Corporation has paid fees in the fiscal year 2010. The Corporation has determined that the payment of these fees does not impair Mr. Paller’s position as an independent Director.

The Corporation is listed on NASDAQ. Rule 5605 of NASDAQ’s Marketplace Rules sets out the applicable criteria for determining director independence. By virtue of Rule 5605 (a)(2), all Directors of the Corporation, except for Mr. Williams, may be defined as independent.

Executive Sessions of Independent Directors

Executive sessions of independent Directors are led by the Chairman. An executive session is held in conjunction with each regularly scheduled Board meeting and other sessions may be called by the Chairman at his own discretion or at the request of the Board. Dr. Bew has been designated as the Chairman. There were four executive sessions during the fiscal year 2010.

The Board will continue to monitor the standards for director independence established under applicable law or NASDAQ listing requirements and will ensure that Innospec’s Corporate Governance Principles continue to be consistent with those standards.

Board Committees

The Board maintains the following committees to assist it in discharging its oversight responsibilities. The current membership of each committee is indicated in the Board Committee Membership paragraph below.

Audit Committee

The Audit Committee operates pursuant to a written Audit Committee Charter, and is responsible for monitoring and overseeing the Corporation’s internal controls and financial reporting process, the independent audit of the Corporation’s consolidated financial statements by the Corporation’s independent registered public accounting firm, PwC, and the other responsibilities detailed in its Charter. A current copy of the Audit Committee Charter is available on our website under the heading Corporate Governance at: www.innospecinc.com/investor-relations.html.

The Audit Committee consists of Mr. Hale, Dr. Bew and Mr. Aldous. Mr. Hale was appointed Chairman of the Committee on February 20, 2002. On March 31, 2004, Dr. Bew was appointed to the Committee. Mr. Aldous was appointed to the Committee on February 15, 2005. Dr. Bew resigned from the Committee with effect from December 31, 2005 and was re-appointed on July 28, 2008. Each of the members of the Committee meets the criteria for director independence for service on the Audit Committee as set out in Rule 5605-3 and 5605-4 of NASDAQ’s Marketplace Rules.

All Audit Committee members possess the required level of financial literacy and at least one member of the Committee meets the current standard of requisite financial management expertise as required by NASDAQ. The Board of Directors has determined that each of Messrs. Hale and Aldous qualify as Audit Committee Financial Experts, as such term is defined in Item 401(h) of Regulation S-K, and is independent for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Board made this determination based on Mr. Hale’s forty years of experience as a securities analyst and portfolio manager with emphasis on balance sheet study and his direct experience having previously served on the Audit Committee of the Great Lakes Chemical Corporation (now Chemtura Corporation) for the last twenty years (including five years as its chairman), and Mr. Aldous’ qualification as a chartered accountant and his previous role as a partner and Chief Executive Officer of Robson Rhodes LLP, Chartered Accountants and partner of Grant Thornton LLP, Chartered Accountants.

PwC, the Corporation’s independent registered public accounting firm, reports directly to the Audit Committee. The Corporation’s Business Assurance group reports directly to the Audit Committee.

The Audit Committee, consistent with the Sarbanes-Oxley Act of 2002 and the rules adopted under that Act, meets with management and the Corporation’s independent registered public accounting firm prior to the filing of Officers’ certifications with the SEC to receive information concerning, among other things, significant deficiencies or material weaknesses in the design or operation of internal controls.

Any stockholder or employee may submit at any time a good faith complaint regarding any questionable accounting, internal accounting controls, or auditing matters concerning the Corporation without fear of dismissal or retaliation of any kind. Employees are encouraged to report their concerns and complaints to the General Counsel or to the Audit Committee. Confidential, anonymous reports may be made by writing to: General Counsel, 8375 South Willow Street, Littleton, CO80124, USA. The Audit Committee has adopted a Complaint Monitoring Procedure Policy to enable confidential and anonymous reporting to the Audit Committee. All complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters will be retained in accordance with the Corporation’s document retention policy.

The Corporation limits the number of Audit Committees of SEC reporting companies on which its Audit Committee members may serve to three or less.

The Audit Committee Report appears later in this Proxy Statement.

Compensation Committee

The Compensation Committee operates under a written Compensation Committee Charter that governs its duties and standards of performance. A current copy of the Compensation Committee Charter is available on our website under the heading Corporate Governance at: www.innospecinc.com/investor-relations.html.

The Compensation Committee members are Mr. Roeser and Mr. Blackmore. The Compensation Committee reviews management compensation programs, recommends compensation terms and agreements for senior Executive Officers to the Board for Board approval, reviews changes in compensation for senior Executive Officers and Non-Employee Directors (“NEDs”) and administers the Corporation’s stock option plans. Mr. Puckridge was appointed to the Compensation Committee on February 20, 2002 and was appointed

Chairman on March 31, 2004. Mr. Puckridge resigned from the Committee on May 12, 2010. Mr. Roeser was appointed to the Compensation Committee on July 28, 2008 and Mr. Blackmore was appointed to the Committee on June 1, 2010. Mr. Roeser was appointed Chairman on October 1, 2009. Each of the members of the Compensation Committee meets the criteria for director independence as set out in Rule 5605 (a)(2) of NASDAQ’s Marketplace Rules.

Compensation Committee Interlocks and Insider Participation

Mr. Roeser, Mr. Puckridge (until his resignation on May 12, 2010), and Mr. Blackmore served as members of the Compensation Committee during 2010. As described under “Independent Board of Directors” above, each of the Compensation Committee members are independent under the rules of the NASDAQ Stock Market and under the Corporation’s independence criteria.

During 2010 no Compensation Committee members were Officers or employees of the Corporation, were former Officers of the Corporation or were engaged in transactions with a related person that would be required to be disclosed by relevant SEC rules.

In addition, during 2010 none of the Corporation’s Executive Officers served as Directors or Board Committee members of other entities where any Executive Officers served as a Director of the Corporation or as a member of any of the Corporation’s Board Committees.

The Compensation Committee Report appears later in this Proxy Statement.

Nominating and Governance Committee

The purpose of the Nominating and Governance Committee is to identify individuals qualified to become Board members consistent with criteria approved by the Board, recommend to the Board the persons to be nominated by the Board for election as Directors at the Annual Meeting of Stockholders, develop and recommend to the Board a set of corporate governance principles and oversee the evaluation of the Board and management. Mr. Puckridge was appointed as a member of the Nominating and Governance Committee on November 19, 2002 and he retired immediately after the 2010 Annual Meeting. Dr. Bew was appointed to the Nominating and Governance Committee on November 1, 2005. Mr. Aldous was appointed to the Nominating and Governance Committee on July 28, 2008 as its Chairman. Mr. Paller was appointed to the Committee on November 16, 2009.

Each of the members of the Nominating and Governance Committee meets the criteria for director independence as set out in Rule 5605(a)(2) of NASDAQ’s Marketplace Rules. The Nominating and Governance Committee operates under a written Nominating and Governance Charter that governs its duties and standards of performance. A current copy of the Nominating and Governance Committee Charter is available on our website under the heading Corporate Governance at: www.innospecinc.com/investor-relations.html.

The Nominating and Governance Committee uses a variety of methods for identifying and evaluating nominees for Director. The Nominating and Governance Committee regularly assesses the appropriate size of the Board and whether vacancies on the Board are expected due to retirement or otherwise. In the event that vacancies are anticipated, or otherwise arise, the Nominating and Governance Committee considers potential candidates for Director. Candidates may come to the attention of the Nominating and Governance Committee through current Board members, professional search firms, stockholders or other persons. The Board has not built diversity into the nominating process as a specific category required for potential Director candidates. The recruitment specification for new Directors concentrates on candidates who are seasoned Executive Officers, with significant relevant experience, both at board level and within industry.

These candidates are evaluated at regular or special meetings of the Nominating and Governance Committee and may be considered at any time during the year. The nominees for election at this year’s Annual Meeting of Stockholders were recommended for nomination by NEDs of the Corporation.

The policy of the Nominating and Governance Committee is to consider properly submitted stockholder nominations for election to the Board as described in the Corporate Governance Guidelines which may be found at Appendix A of the Corporation’s 2004 Proxy Statement, and can also be found on the Corporation’s website under the heading Corporate Governance at: www.innospecinc.com/investor-relations.html. In order for any candidate to be considered by the Nominating and Governance Committee, and if nominated, included in the Proxy Statement, such recommendation should be received no later than the deadline for submission of stockholder proposals. See “Stockholders’ Proposals for the 2012 Annual Meeting”. Recommendations should be sent to the Corporate Secretary and should specify the nominee’s name, qualification for Board membership and any other information required by the Corporation’s Bylaws. All properly submitted stockholder proposals for Director Nominees received by the Corporate Secretary will be submitted to the Nominating and Governance Committee for review and consideration. The Nominating and Governance Committee will consider stockholder recommendations for Director Candidates, but the Nominating and Governance Committee has no obligation to recommend such candidates.

Special Committee

The Corporation set up a Special Committee on February 19, 2008 to oversee and manage the investigations regarding the Corporation’s involvement in the United Nations Oil for Food Program and U.S. Foreign Corrupt Practices Act matters, details of which are set out in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2010. The Special Committee met, by way of conference calls, a total of 19 times in the year ended December 31, 2010 and the Committee was disbanded on August 3, 2010 following settlement with the U.S. and U.K. authorities in March, 2010.

Board Committee Membership

	Audit	Compensation	Nominating & Governance
Mr. Hugh G. C. Aldous	Member		Chair of Committee
Dr. Robert E. Bew	Member		Member
Mr. Milton C. Blackmore		Member
Mr. Martin M. Hale	Chair of Committee
Mr. Robert I. Paller			Member
Mr. Joachim Roeser		Chair of Committee

Meetings and Attendance

During Fiscal 2010, the full Board met eight times (including four times by conference call) the Audit Committee met eight times (including four times by conference call), the Compensation Committee met three times, and the Nominating and Governance Committee met four times. Directors are expected to attend all Board Meetings and meetings of Committees on which they serve. All of the Directors attended the 2010 Annual Meeting. Each of the Directors attended all of the meetings of the Board and meetings of Committees of the Board on which he served in person or by teleconference.

Code of Ethics

Management has adopted a Code of Ethics, violations of which may be reported to the Chairman of the Nominating and Governance Committee or the Corporate Secretary. This Code of Ethics is intended to promote, among other things, honest and ethical conduct, full and accurate reporting and compliance with applicable laws and regulations. A current copy of the Code of Ethics is available on our website under the heading Corporate Governance at: www.innospecinc.com/investor-relations.html.

Copies of Code of Ethics, Corporate Governance Guidelines and Committee Charters

Any stockholder who requires a copy of the Code of Ethics, Corporate Governance Guidelines or any of the Board Committee Charters may obtain one by writing to the General Counsel at Innospec Inc. 8375 South Willow Street, Littleton, CO80124, USA. These documents can also be accessed via the Corporation’s website, www.innospecinc.com. The Charters of the individual Committees may be accessed at the Corporation’s website at www.innospecinc.com under the “Investor Relations”, then “Corporate Governance” headings.

PROPOSAL 1 – ELECTION OF A DIRECTOR (Item 1 on the Proxy Card)

The first proposal to be voted on at the meeting is the election of a director. The Board has nominated Mr. Milton C. Blackmore to be elected to the Board.

The Bylaws of the Corporation provide that the number of Directors shall be not less than three nor more than twelve members, the exact number of which shall be determined from time to time by resolution adopted by the Board of Directors, and that the Board shall be divided into three classes, designated Class I, Class II and Class III. Each class shall consist, as nearly as may be possible, of one-third of the total number of Directors constituting the entire Board of Directors.

Mr. Blackmore was appointed to the Board in accordance with Article III of the Bylaws to fill the vacancy on the Board created as a result of the retirement of Mr. Puckridge on May 12, 2010. Mr. Blackmore has been nominated for election as a Class II Director to the Board of Directors to serve until the Corporation’s 2012 Annual Meeting. See “INFORMATION ABOUT THE BOARD OF DIRECTORS” for biographical information with respect to Mr. Blackmore.

The Board recommends a vote “FOR” the nominee.

If the nominee becomes unable or unwilling to accept nomination or election, the Board will either select a substitute nominee or reduce the size of the Board. If you have submitted a proxy and a substitute nominee is selected, your stock will be voted for the election of the substitute nominee.

The Board has no reason to believe that the nominee would be unable or unwilling to serve if elected.

According to the Bylaws, the above-named nominee will be elected to the Board on a plurality of the votes cast by the stockholders present (in present or by proxy) at the meeting and entitled to vote.

PROPOSAL 2 – RE-ELECTION OF TWO DIRECTORS (Item 2 on the Proxy Card)

The second proposal to be voted on at the meeting is the re-election of two directors. The directors re-elected at this meeting will serve until the 2014 annual meeting of stockholders. The Board has nominated Mr. Hugh G. C. Aldous and Mr. Joachim Roeser, all of the current Class I Directors, whose terms expire at the upcoming Annual Meeting, for re-election to the Board.

The Bylaws of the Corporation provide that the number of Directors shall be not less than three nor more than twelve members, the exact number of which shall be determined from time to time by resolution adopted by the Board of Directors, and that the Board shall be divided into three classes, designated Class I, Class II and Class III. Each class shall consist, as nearly as may be possible, of one-third of the total number of Directors constituting the entire Board of Directors.

The Board recommends a vote “FOR” all nominees.

If a nominee becomes unable or unwilling to accept nomination or election, the Board will either select a substitute nominee or reduce the size of the Board. If you have submitted a proxy and a substitute nominee is selected, your stock will be voted for the election of the substitute nominee.

The Board has no reason to believe that any nominee would be unable or unwilling to serve if elected.

According to the Bylaws, the above-named nominees will be elected to the Board on a plurality of the votes cast by the stockholders present (in person or by proxy) at the meeting and entitled to vote.

Biographical information about each of the nominees is included under “INFORMATION ABOUT THE BOARD OF DIRECTORS” below.

INFORMATION ABOUT THE BOARD OF DIRECTORS

Below is current biographical and other information about the persons who will make up the Board following the meeting, assuming election of the nominees named above:

Class I Directors

Mr. Hugh G. C. Aldous

Age: 66

Director since January 11, 2005

Committees: Nominating & Governance (Chair), Audit

Mr. Aldous currently serves as Chairman of Capita Sinclair Henderson Limited, a company servicing the fund management industry and a subsidiary of the London listed Capita Group plc and has held this position since December 2007, Chairman of SPL Guernsey ICC Limited, the umbrella company for a number of cells listed on the Channel Islands stock exchange, all of which he also chairs and Chairman of Smart Education Ltd which services schools in the U.K. and Australia. Mr. Aldous is also a Non-Executive Director of three other London listed public investment companies; Henderson TR Pacific Investment Trust plc, a co-investor in the Far East (appointed December 2003); the Eastern European Trust plc, a co-investor in Russia and Eastern Europe (appointed 1995); and Elderstreet Venture Capital Trust plc (appointed 2007). He has also been a Director of Polar Capital Holdings plc, a London quoted asset management company, since 2005. Mr. Aldous was a member of the United Kingdom Competition Commission from 1998 to 2001 and was appointed a United Kingdom Government Inspector of Companies several times between 1987 and 2003. He has authored several reports on corporate governance issues, has served as the audit committee chairperson for several companies and currently chairs the audit committees of two public companies and serves as a member of the audit committee of another (none of which are SEC listed companies). He was formerly a partner at Grant Thornton LLP, Chartered Accountants, and previously Robson Rhodes LLP, Chartered Accountants where he served as Chief Executive Officer from 1987 to 1997. Robson Rhodes merged with Grant Thornton on July 1, 2007. Mr. Aldous continues as a consultant to Grant Thornton UK LLP. During 2010 Mr. Aldous was Chairman of Melorio plc, a London quoted company in the training industry, which was sold to Pearson plc in July 2010.

Key Attributes, Experience and Skills:

Mr. Aldous has a wealth of experience in the financial services industry, which provides the Board with an executive and leadership perspective on the management, operations and financial reporting and accounting oversight of a public listed company. He also has a great deal of experience of listed companies, particularly in the U.K.

Mr. Joachim Roeser

Age: 57

Director since January 1, 2008

Committees: Compensation (Chair)

Mr. Roeser has, since November 1, 2006, been Chief Executive Officer of the Amber Chemical Group, a global specialty silicone producer owned by Caledonia Investments and he became Non-Executive Chairman of Fluidata Ltd, a business internet service provider company on January 1, 2007. Since January 1, 2011 he is a Senior Adviser of Trumont International, a mergers and acquisition advisory for the chemicals industry and allied sectors. He is a German national and has lived and worked in Belgium, France and Germany as well as in the U.K. Previously, he was President and Chief Executive Officer of Luzenac, a Rio Tinto subsidiary and the world’s leading talc mining producer, for five years from May 2001 to April 2006. Prior to that, Mr. Roeser was European President of Ferro Corporation from April 1998 to December 2000. He started his career thirty years ago in the emulsifier and starch industry before joining Arco Chemical in 1983, where he held a number of senior management positions, and ultimately served as Global Business Director, Styrene for two years. Mr. Roeser earned his Bachelor of Science degree in Chemical Engineering from the University of Wuppertal.

Key Attributes, Experience and Skills:

Mr. Roeser has held senior positions within the chemicals industry for 30 years and brings a wealth of knowledge and experience in this area as well as a global perspective due to his experience working across Europe, Asia, Australia as well as the U.S.

Class II Directors

Mr. Milton C. Blackmore

Age: 63

Director since June 1, 2010

Committees: Compensation

Mr. Blackmore was most recently the Senior Vice President, Marketing and Product Supply for Sinclair Oil Corporation, one of the largest oil companies in the U.S., and served on their Board of Directors until his retirement in 2009, having previously held a number of senior marketing roles with the Company. He was also Chairman of Sinclair Marketing Inc., the company’s convenience store business. Before joining Sinclair in 1995, Mr. Blackmore was with Kerr-McGee Refining Corporation for twenty six years, progressing through a variety of accounting, marketing and general management positions, ultimately serving as General Manager, Branded Marketing for three years. Mr. Blackmore has a Bachelor of Science degree in Business Administration from Panhandle State University in Oklahoma.

Key Attributes, Experience and Skills:

Mr. Blackmore has a depth of knowledge of the chemical industry, particularly the oil sector and has held several senior positions during his career. He brings industry knowledge and marketing expertise to the Corporation.

Mr. Robert I. Paller

Age: 76

Director since November 1, 2009

Committees: Nominating & Governance

Mr. Paller has served on the board of numerous private companies and non-profit corporations for over forty years. He is currently a member of the Council of National Trustees for the National Jewish Medical and Research Center in Denver, Colorado. An attorney by profession, Mr. Paller has been a partner with Smith, Gambrell & Russell LLP since 1965 specializing in corporate law, particularly mergers and acquisitions.

Key Attributes, Experience and Skills:

Mr. Paller has a wealth of directorship experience, having served on various boards for over forty years. He also has many years of legal experience which will assist the board in their deliberations on many topics and is a valuable resource to the Corporation which operates in a highly regulated industry.

Class III Directors

Dr. Robert E. Bew

Age: 74

Director and Chairman since May 7, 1998

Committees: Nominating & Governance, Audit

Dr. Bew serves as Non-Employee Chairman of the Corporation. From 1997 until January 1, 2001 he was Chairman of the European Process Industries Competitiveness Centre, an organization specializing in increasing competitiveness in process industries, and from 1997 until 2002 he was Chairman of the Teesside Chemical Initiatives (TCI). He spent over thirty five years with ICI, most recently as Chief Executive Officer of ICI’s International Chemical & Polymer division based in Teesside, U.K. from 1994 to 1997. Previously (from 1985 to 1992) he served as head of ICI Corporate Planning and between 1995 and 1997 he was also Chairman of Phillips Imperial Petroleum Limited, a refinery joint venture between ICI and Phillips Petroleum. Dr. Bew is now retired.

Key Attributes, Experience and Skills:

With his extensive experience in the chemicals industry, including over thirty five years with ICI, Dr. Bew provides a depth of knowledge to the Board. He has held many senior-level positions during his career and he therefore brings leadership and management skills to the Corporation.

Mr. Martin M. Hale

Age: 70

Director since February 27, 1998

Committees: Audit (Chair)

Mr. Hale was, until his retirement in 2010, a Director of Chemtura Corporation (formerly Great Lakes Chemical Corporation) which merged with Crompton Corporation to form Chemtura Corporation on July 1, 2005), having been a Director of Great Lakes since 1978 and from 1995 until May 2000 served as Chairman. Prior to 1983, Mr. Hale was President and Chief Executive Officer of Marsh & McClennan Asset Management Company. From 1983 to 2001 Mr. Hale was Executive Vice President and Partner of Hellman Jordan Management Co, a registered investment adviser. He also serves as an Honorary Trustee of the Museum of Fine Arts, Boston. Mr Hale’s current principal occupation is as a private investor.

Key Attributes, Experience and Skills:

Mr. Hale has a depth of experience in the chemicals industry and has held many leadership positions during his career as well as holding positions on other company boards. Mr. Hale also has extensive experience in investment, asset management and financial analysis which provides the Board with a useful perspective on management and operations of the Corporation.

Mr. Patrick S. Williams

Age: 46

Director since May 11, 2009

No Board Committees

Mr. Williams has served as Director and President and CEO of the Corporation since his appointment to this position on April 2, 2009. Prior to holding this position, Mr. Williams was Executive Vice President and President, Fuel Specialties of the Corporation from 2005 to 2009 and in addition assumed responsibility for the global Active Chemicals business in 2008. He held a number of senior management and sales leadership positions in Innospec Fuel Specialties LLC, latterly acting as the Chief Executive Officer of this business from 2004 to 2009. Before joining the predecessor company of Innospec Fuel Specialties LLC, Starreon Corporation, in 1993, Mr. Williams established a number of businesses and currently holds equity positions in a small exploration and oil production company and a real estate business.

Key Attributes, Experience and Skills:

As the only management representative on the Board, Mr. Williams provides an insider’s perspective in board discussions about the business and strategic direction of the Corporation. Mr. Williams has particular experience in the Fuel Specialties and Active Chemicals businesses and brings a depth of knowledge to the Corporation.

Mr. James M. C. Puckridge, Director since May 7, 1998, retired from the Board immediately following the 2010 Annual Meeting.

PROPOSAL 3 – ADVISORY VOTE ON EXECUTIVE COMPENSATION (Item 3 on the Proxy Card)

The recently enacted Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) enables our shareholders to vote to approve, on an advisory (non-binding) basis, the compensation of our Named Executive Officers (“Named Executive Officers” or “NEOs”) as disclosed in this Proxy Statement including the Compensation Discussion and Analysis, the Compensation Tables and related material, in accordance with the compensation disclosure rules of the SEC. In accordance with the Dodd-Frank Act, we are offering to our stockholders a non-binding, advisory vote on 2011 compensation for the Executive Officers identified in the Summary Compensation Table which appears later in this Proxy Statement, including the compensation of our CEO.

The Corporation’s goal for its executive compensation program is to attract, motivate and retain a talented, highly qualified team of executives who will provide leadership for the Corporation’s success in the competitive global markets the Corporation operates in. The Corporation seeks to accomplish this goal in a way that is aligned with the long-term interests of the Corporation’s stockholders. The Corporation believes that its executive compensation program is strongly aligned with the long-term interests of its stockholders as it is competitive with the market, includes both short and long-term awards and is performance based providing a strong link between executive compensation and the performance of the Corporation.

The Compensation Committee continually reviews the compensation programs for our NEOs to ensure they achieve the desired goals of aligning our executive compensation structure with our shareholders’ interests and current market practices. The Compensation Discussion and Analysis beginning on page 36 of this Proxy Statement describes the Corporation’s executive compensation program in more detail.

We believe that our executive compensation programs are structured in the best manner possible to support the Company and our business objectives. We are asking our shareholders to indicate their support for our NEO compensation as described in the Compensation Discussion and Analysis section and the compensation tables and related narrative disclosure. This proposal, commonly known as a “say-on-pay” proposal, gives our shareholders the opportunity to express their views on our NEOs’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and the philosophy, policies and practices described in this Proxy Statement. Accordingly, we will ask our shareholders to vote “FOR” the following resolution at the Annual General Meeting:

“RESOLVED, that the compensation paid to the company’s Named Executive Officers, as disclosed pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, compensation tables and related material disclosed in this proxy statement is hereby APPROVED.”

As an advisory vote, this proposal is not binding upon the Corporation. However the Compensation Committee values the opinions that stockholders express through their votes and will consider the outcome of the vote when making future compensation decisions.

The Board recommends a vote “FOR” the approval of our 2010 Named Executive Officer Compensation as described in this proxy statement. Note: Shareholders are not voting to approve or disapprove the recommendation of the Board of Directors regarding Proposal No. 3.

PROPOSAL 4 – ADVISORY VOTE ON THE FREQUENCY OF THE ADVISORY VOTE ON EXECUTIVE COMPENSATION (Item 4 on the Proxy Card)

The Dodd-Frank Act also enables our shareholders to indicate how frequently we should seek an advisory vote on the compensation of our NEOs, as disclosed pursuant to the SEC’s compensation disclosure rules, such as Proposal No. 3 of this proxy statement.

In accordance with the Dodd-Frank Act, we are also offering to our stockholders a non-binding, advisory vote on the frequency of executive compensation approval. By voting on this Proposal 4, stockholders may indicate whether they would prefer an advisory vote on NEO compensation once every one, two, or three years.

The advisory vote by the shareholders on frequency is distinct from the advisory vote on the compensation of our NEOs. This proposal deals with the issue of how frequently an advisory vote on compensation should be presented to our shareholders and, in this regard, we are soliciting your advice on the following resolution:

“RESOLVED, that the compensation of our Named Executive Officers be submitted to shareholders for an advisory vote:

1)	every year;

2)	every two years; or

3)	every three years.”

You may vote for one of these three alternatives or you may abstain from making a choice.

After careful consideration of this Proposal, the Board has determined that an advisory vote on executive compensation that occurs every three years is the most appropriate for Innospec and therefore the Board recommends that you vote for a three year interval for the advisory vote on executive compensation.

In formulating its recommendation, the Board considered that a three year advisory vote on executive compensation would allow our stockholders to provide us with their direct input on our compensation philosophy, policies and practices as disclosed in the Proxy Statement and would be the most effective timescale for the Corporation to understand and respond to shareholder feedback. The Board also believes that a triennial vote would align more closely with the multi-year performance measurement cycle the Corporation uses to reward long-term performance. In addition, our executive compensation programs are based on our long term strategy which is more appropriately reflected with a three year time frame.

We understand that our shareholders may have different views as to what is the best approach for the Corporation, and we look forward to hearing from our shareholders on this Proposal. Because the vote is advisory and non-binding on the Board or Innospec in any way, the Board may decide that it is in the best interests of our stockholders and Innospec to hold an advisory vote on executive compensation more or less frequently than the option chosen by a majority of our stockholders.

The Board recommends a vote “FOR” the option of every three years as the frequency with which its stockholders are provided an advisory vote on executive compensation as described in this Proxy Statement. Note: Shareholders are not voting to approve or disapprove the recommendation of the Board of Directors regarding Proposal No. 4.

BACKGROUND TO PROPOSALS 5, 6 and 7

Approval of the First Amendments to the Stock Option Plans

A proposal will be presented at the Annual Meeting to approve the following amendments: the First Amendment to the Innospec Inc. Performance Related Stock Option Plan (“PRSOP”), the First Amendment to the Innospec Inc. Company Share Option Plan (“CSOP”), and the First Amendment to the Innospec Inc. Non-Employee Directors’ Stock Option Plan (“NEDSOP”) (the PRSOP, the CSOP and the NEDSOP collectively, in each case as amended by the First Amendment, referred to as the “Plans”). On February 16, 2011, the Board of Directors adopted the First Amendment to each of the Plans, subject to stockholder approval. The First Amendment to each of the Plans will increase the number of shares of common stock, par value $0.01 per share, of the Corporation that may be issued under the Plans as described more fully below. The First Amendment to the PRSOP and the CSOP also add provisions to each such plan intended to enable options granted pursuant to such plans (and cash incentive awards granted pursuant to the PRSOP) to qualify as performance-based compensation within the meaning of Code Section 162(m) as described more fully below. The First Amendment to each of the Plans is subject to stockholder approval, and will become effective upon such approval. Under NASDAQ rules, stockholder approval is required for increases to the number of shares reserved under the Plans. A summary of the material provisions of the Plans is set out below.

The Board of Directors initially adopted the Plans in February 2008, and the stockholders initially approved the Plans in May 2008. The Board approved the Plans to increase the number of stock options available for equity based incentive grants to enable the Corporation to continue to attract, motivate, and retain qualified directors, officers, employees, and other individuals. More specifically, the goals of the Plans are:

●	to more closely align director and employee compensation with the interests of the stockholders;

●

to increase focus on achievement of exceptional performance by providing performance related share options, with demanding targets, as a reward for delivery of high performance and meeting strategic long-term objectives; and

●	to encourage stock ownership by directors, executives and other employees.

The Corporation has proposed amending the Plans to increase the number of shares available at this time because it believes in the merits of linking executives’ and directors’ overall compensation opportunities to the enhancement of long-term stockholder return. The Corporation uses options as a key element of its executives’ compensation packages. Because the Corporation believes it is important for the employees and directors of the Corporation and its subsidiaries to have an equity interest in the Corporation so that their interests are aligned with stockholder interests, and to be eligible to receive options, the Board of Directors has approved the First Amendment to each of the Plans, and is recommending that stockholders approve the First Amendment to each of the Plans. Approval of the First Amendment to each of the Plans will help to achieve this goal and is necessary in order for the Corporation to continue making option awards to employees and directors at competitive levels.

As of December 31, 2010, the closing price of a share of stock in the Corporation on NASDAQ was $20.40 and there were 1,172,309 shares subject to outstanding awards (excluding those issued under the Innospec Inc. Sharesave Plan, which is a savings plan available to all employees). As originally adopted, the PRSOP had 575,000 shares available for issuance, the CSOP had 190,000 shares available for issuance and the NEDSOP had 85,000 shares available for issuance. As of December 31, 2010, there are a total of 5,399 shares that remained available for future issuance under the PRSOP, 1 share that remained available for future issuance under the CSOP and 37,624 shares that remained available for future issuance under the NEDSOP.

The number of shares of Stock to be issued upon exercise of outstanding options, warrants, and rights under the PRSOP was 793,716 with a weighted-average exercise price of outstanding options, warrants, and rights of $0 and a weighted average remaining contractual term of 8.09 years; the number of shares of Common Stock to be issued upon exercise of outstanding options, warrants, and rights under the CSOP was 249,626 with a weighted-average exercise price of outstanding options, warrants, and rights of $8.95 and a weighted average remaining contractual term of 7.47 years; the number of shares of Stock to be issued upon exercise of outstanding options, warrants, and rights under the NEDSOP was 85,412 with a weighted-average exercise price of outstanding options, warrants, and rights of $10.96 and a weighted average remaining contractual term of 7.26 years.

The Plans are not subject to the Employee Retirement Income Security Act of 1974, as amended.

Summary of Common Provisions of the Plans

The following is a summary of the common provisions of the Plans. A summary of the unique provisions of each plan is contained in the proposal relating to the approval of the First Amendment of each of the Plans. Both summaries are qualified in their entirety by reference to each of the Plans, copies of which are attached hereto as Appendices A through C.

Administration

The Plans are administered by the Compensation Committee, which is a committee of the Board consisting of two or more NEDs. The Board or Compensation Committee may administer the Plans as it deems fit so long as it acts within the rules of the relevant stock plan. All Board or Compensation Committee decisions are final and conclusive.

The Corporation is required at all times to keep available either sufficient un-issued shares of Common Stock or sufficient treasury shares to satisfy the exercise of all of the options granted under the Plans which have neither lapsed nor been exercised or to ensure that sufficient issued shares of Common Stock will be available to satisfy the exercise of granted options.

The cost of introducing and administering the Plans shall be borne by the Corporation.

Take-Over, Reconstruction and Amalgamation and Liquidation

In the event any company becomes a parent of the Corporation as a result of (or, in the case of options granted pursuant to the CSOP, any person obtains control as a result of) a tender offer for all of the shares of the Corporation or all of the shares of the same class as the shares underlying the options, options may be exercised within six months of the acquiring company becoming the parent (and any required condition of such tender offer is satisfied), or the option holder may enter into an agreement with the new parent of the Corporation whereby options in a different company are exchanged for the current options.

In the event of a voluntary winding-up of the Corporation, options may be exercised during the period of six months starting on commencement of such winding-up, provided that the issuance of shares upon such exercise shall first be authorized by the liquidator or the court, if appropriate, upon the application of and at the sole cost and expense of the option holder.

Adjustments

In the event the Corporation undergoes a capitalization issue, subdivision, consolidation, or reduction of share capital, the Compensation Committee shall proportionately adjust the number of shares over which an option is granted and, except for options granted pursuant to the PRSOP, the exercise price; provided that, except as provided in the CSOP and the NEDSOP, no adjustment shall have the effect of reducing the exercise price below nominal value. Where a Plan is subject to the approval of HMRC (as defined below), such adjustment will require the prior approval of HMRC.

Transfer Restrictions on Options

Options granted under the Plans may not be transferred, assigned, or charged.

Governing Law

The Plans and all options and cash incentive awards granted under such plans shall be governed by and construed in accordance with English law.

U.S. Securities Law

Options granted under the Plans have not been and will not be registered under the Securities Act of 1933, as amended. The Company intends to register any shares issued pursuant to the exercise of an option on a registration statement on Form S-8.

Certain U.S. Federal Income Tax Consequences

The following is a brief summary of certain U.S. federal income tax consequences to recipients of option and cash incentive awards under the Plans (the “Recipients”) and such summary does not purport to be a complete enumeration or analysis of all potential relevant tax effects. This summary is based upon the current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the Treasury Department regulations promulgated thereunder, and administrative and judicial interpretations thereof, all of which are subject to change, possibly on a retroactive basis. This discussion is limited to the U.S. federal income tax consequences to individuals who are subject to U.S. federal income tax. The U.S. federal income tax law is technical and complex and the discussion below represents only a general brief summary. Each Recipient of an option or cash incentive award is urged to consult his or her own tax advisor as to the specific tax consequences to such recipient of the grant and the disposition of Common Stock.

Non-qualified Stock Options. A Recipient who is granted a non-qualified stock option (“NQO”), which generally is a stock option that is not an ISO (as defined below), generally does not recognize any taxable income upon the grant of the option, and the company that is deemed to grant such NQO is generally not entitled to a corresponding deduction at the time of such grant. Upon exercising such NQO, the Recipient generally recognizes ordinary income (subject to wage and employment tax withholding) equal to the excess of the fair market value of the stock acquired over the exercise price of such NQO. The amount of such excess is generally determined by reference to the fair market value of the applicable stock on the date of exercise. Gains or losses realized by the Recipient upon disposition of the shares acquired upon exercise of the NQO will be treated as capital gains or losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise. Generally, the company that is deemed to grant such NQO is entitled to a deduction equal to the ordinary compensation taxable to the Recipient at the time of the exercise of the NQO.

Incentive Stock Options. A Recipient who is granted an incentive stock option within the meaning of Code Section 422 (an “ISO”) generally does not recognize taxable income at the time of such grant. The exercise of an ISO will not result in taxable income to the Recipient provided that the Recipient was, without a break in service, an employee of the Corporation or a subsidiary during the period beginning on the date of the grant of the option and ending on the date three months prior to the date of exercise or ending one year prior to the date of exercise if the Recipient is disabled, as that term is defined in the Code.

The excess of the fair market value of the shares of common stock at the time of the exercise of an ISO over the exercise price is an adjustment that is included in the calculation of the Recipient’s alternative minimum taxable income for the tax year in which the ISO is exercised. For purposes of determining the Recipient’s alternative minimum tax liability for the year of disposition of the shares of common stock acquired pursuant to the ISO exercise, the Recipient will have a basis in those shares equal to the fair market value of the shares at the time of exercise.

If the Recipient does not sell or otherwise dispose of the common stock within two years from the date of the grant of the ISO or within one year after receiving the transfer of such shares of common stock, then, upon disposition of such shares of stock, any amount realized in excess of the exercise price will be taxed to the Recipient as a capital gain, and the Corporation (or applicable subsidiary) will not be entitled to any deduction. A capital loss will be recognized to the extent that the amount realized is less than the exercise price.

If the foregoing holding period requirements are not met, the Recipient will generally realize ordinary income, and a corresponding deduction will be allowed to the Corporation (or applicable subsidiary), at the time of the disposition of the shares, in an amount equal to the lesser of (i) the excess of the fair market value of the shares of common stock on the date of exercise over the exercise price, or (ii) the excess, if any, of the amount realized upon disposition of the shares over the exercise price. If the amount realized exceeds the value of the shares on the date of exercise, any additional amount will be a capital gain. If the amount realized is less than the exercise price, the Recipient will recognize no income, and a capital loss will be recognized equal to the excess of the exercise price over the amount realized upon the disposition of the shares.

Cash Incentive Awards. A Recipient will realize taxable income at the time the cash incentive award is distributed, and the Corporation (or applicable subsidiary) will be entitled to a corresponding deduction.

Withholding. Pursuant to the terms of the Plans, the Corporation may recover any required withholding taxes arising in relation to the options in such manner as the Board or Committee sees fit, including withholding shares when the options are exercised, deducting the necessary amount from the Recipient’s remuneration or requiring the Recipient to pay the Corporation directly the amount of such tax.

Deferred Compensation. Options and cash incentive awards granted pursuant to the Plans are generally not intended to constitute “deferred compensation” subject to Code Section 409A. If an option or cash incentive award does constitute “deferred compensation,” it is intended to comply with Code Section 409A. A violation of Code Section 409A may subject a Recipient to immediate taxation of an option plus a 20 percent excise tax and interest. In addition, to the extent that any of the Plans are treated as a plan of a “non-qualified entity” (which generally includes an entity in a jurisdiction that is not subject to U.S. income tax or a comprehensive foreign income tax), income will be recognized by the Recipient at the time of vesting, rather than the time of distribution.

Change in Control. Any acceleration of the vesting of options or acceleration of vesting or payment of cash incentive awards under the Plans in the event of a change in control of the Corporation may cause part or all of the value of the options or cash incentive awards involved to be treated as an “excess parachute payment” under the Code, which may subject the participant to a 20% excise tax and preclude deduction by the Corporation (or applicable subsidiary).

General. The foregoing discussion deals only with certain U.S. federal income tax consequences to Recipients and the Corporation. The laws of any other jurisdiction that could be relevant either to the Corporation, a subsidiary of the Corporation, or a Recipient are not discussed herein. In particular, the tax consequences under the laws of the United Kingdom (“U.K.”), where a substantial number of the Recipients will reside and a substantial portion of the Corporation’s operations occur, are not addressed herein.

Moreover, the discussion above is relevant to the Corporation only to the extent option awards are made with respect to services performed in the United States, and is relevant to a Recipient only to the extent the Recipient either performs services for the Corporation in the United States or is a citizen or resident of the United States. Recipients subject to taxation in other countries should consult their tax advisors.

Approval by the U.K. tax authorities. Part A of the CSOP has been “approved” by Her Majesty’s Revenue and Customs (“HMRC”) for tax purposes in the U.K., which is valuable to both the group and the employee beneficiaries. The CSOP provides that no alteration to a “Key Feature” of Part A of the CSOP shall be effective until it has been approved by HMRC. The Corporation does not consider the proposed amendment to the CSOP to be an alteration to a Key Feature of Part A of the CSOP.

PROPOSAL 5 – APPROVAL OF THE FIRST AMENDMENT TO THE INNOSPEC INC. PERFORMANCE RELATED STOCK OPTION PLAN 2008 (Item 5 on the Proxy Card)

Under this proposal, the Corporation seeks stockholder approval of the First Amendment to the Innospec Inc. Performance Related Stock Option Plan. The First Amendment to the Innospec Inc. Performance Related Stock Option Plan amends Rule 3.5 to increase the maximum aggregate number of shares which may be issued under the PRSOP by 600,000 shares, from 575,000 shares to 1,175,000 shares. The First Amendment also adds provisions to Rule 13 giving discretion to the Compensation Committee to grant cash incentive awards, adds provisions to Rules 1 and 13 intended to enable options and cash incentive awards granted pursuant to the PRSOP to qualify as performance-based compensation within the meaning of Code Section 162(m) if certain requirements are met as described more fully below, adds provisions to Rule 2.1 limiting the number of awards that can be made to employees as described below and removes provisions from Rule 6.1 requiring advance notice for the exercise of options.

Summary of the PRSOP

The description of the PRSOP below is a summary of the principal provisions which are not common to the Plans and should be read in conjunction with “Summary of Common Provisions of the Plans” above, and is qualified in its entirety by reference to the PRSOP as amended by the First Amendment, a copy of which is annexed hereto as Appendix A.

Term

The PRSOP shall terminate on the tenth anniversary of the date of its approval by stockholders, or at any earlier time as may be determined by the Compensation Committee. Termination of the PRSOP will not affect grants made prior to termination. No further grants will be made after termination.

Grant of Options

The Compensation Committee, in its absolute discretion, may grant the stock options at such exercise price as it shall determine under the PRSOP, provided however, if an option is granted as an ISO, such option must be issued at an exercise price not less than the fair market value of the underlying share (based on the reported closing price of shares on NASDAQ) on the date of grant. Employees of the Corporation or its subsidiaries are eligible to receive grants of options under the PRSOP; provided however, that employees who own shares representing more than ten percent of the total voting power of all classes of shares of the Corporation are not eligible to be granted ISOs. As of the date hereof, the Corporation and its subsidiaries had approximately 830 employees. Options granted to date under the PRSOP to Executive Officers are described in the Outstanding Equity Awards at Year End Table. The maximum number of shares which may be issued under the PRSOP is 1,175,000. For these purposes, any shares subject to an option or other rights under the PRSOP which have lapsed, been renounced or otherwise become incapable of being exercised or vesting shall not be treated as issued. Each eligible employee to whom a stock option is granted may, by notice in writing within thirty days of the date of grant, disclaim in whole or in part his or her rights under such a stock option. The aggregate fair market value of shares with respect to which all ISOs are exercisable for the first time by any individual during any calendar year under all plans of the Corporation and its subsidiaries shall not exceed $100,000.

Conditions Relating to the Grant of Options

Stock options granted under the PRSOP are exercisable subject to meeting certain performance targets. The performance targets are set at the absolute discretion of the Compensation Committee, and may be amended, relaxed, waived, or substituted after the grant of the option by the Compensation Committee if existing constraints or conditions have become unfair or impractical; provided that such amended performance targets would not, in the opinion of the Committee, be more or less difficult than such original performance targets. The targets that are set will generally be “stretch targets” that focus on delivery of high performance and enhance stockholder value.

The Compensation Committee may also modify the terms and conditions of any stock option in order to comply with or take into account any securities, exchange control, or taxation laws, regulations, or practice of any jurisdiction as may be applicable. A holder of a stock option may be required by the Compensation Committee to make certain declarations or take such other actions as may be required to comply with or take into account such laws, regulations, or practice. When granting an option intended to take effect as an ISO, the Compensation Committee may not impose a condition or limitation if it would result in the option failing to qualify as an ISO. Further, the Compensation Committee may not amend such an option if this would result in it failing to qualify as an ISO.

The Compensation Committee may make determinations, as described more fully below, as to performance targets and all other applicable provisions of the PRSOP as necessary in order for PRSOP and options granted thereunder to qualify for the exception from Section 162(m) of the Code for “qualified performance based compensation”, if the Compensation Committee determines that such qualification is necessary and desirable for an option grant. Further, notwithstanding any provision of the rules of the PRSOP to the contrary, in the event that the Compensation Committee determines that any option may be subject to Section 409A or Section 457A of the Code, the Compensation Committee may adopt such amendments to the PRSOP and the option or take any other actions that it determines are necessary or appropriate to (i) exempt the option from Section 409A or Section 457A of the Code or (ii) comply with the requirements of Section 409A or Section 457A of the Code.

Rights of Exercise

Stock options that have vested may only be exercised by a holder while he or she remains employed by the Corporation or its subsidiaries, and may not (subject to certain exceptions) be exercised before the later of: (a) the second anniversary of the date of the grant, (b) any date or dates determined by the Compensation Committee and set forth on the option certificate, and (c) the date upon which the relevant performance targets have been satisfied. The foregoing does not apply if the holder ceases to be employed as a result of injury, ill-health, disability, redundancy, the transfer of the business by which the holder is employed to a company that is not affiliated with the Corporation, the transfer of the holder’s employing company to a company outside the control of the Corporation, retirement at or after normal retirement age, early retirement by agreement with his or her employer or any other reason in the absolute discretion of the Compensation Committee. In such cases, the Compensation Committee has absolute discretion in determining whether such holder’s options shall lapse or become exercisable for a one year period following such holder’s termination. In the event of a holder’s death, his or her options may be exercised by a personal representative within one year following the date of death. Provided that any relevant performance target has been satisfied, vested options may also be exercised within one year of cessation of employment on account of retirement at or after normal retirement age, early retirement by agreement with his or her employer or any other reason in the absolute discretion of the Compensation Committee.

Notwithstanding the provisions described in the foregoing paragraph, an option granted as an ISO may only be exercised within three months following the date on which the holder ceases employment with the Corporation or its subsidiaries, except where such cessation is by reason of permanent and total disability in which case it can be exercised within one year of such date. Subject to the satisfaction of any relevant performance target, an option may also be exercised if the holder, whilst remaining an employee of the Corporation or any subsidiary, is transferred to work in another country and as a result will become subject to tax on his or her remuneration in that other country and will therefore suffer a tax disadvantage upon exercise of his or her option or become subject to restrictions on his or her ability to exercise his or her option or hold or deal in the shares or proceeds of sale by reason of the securities or exchange control laws of that country. In such a case the option may be exercised in the period commencing three months before and ending three months after the transfer takes place.

Options may be exercised, in whole or in part, by the delivery to the Secretary of the Corporation, or his duly appointed agent of the option certificate representing the options with a notice of exercise signed by the option holder. The Corporation shall transfer such shares within twenty eight days of such exercise, if shares are to be transferred upon such exercise.

Notwithstanding the foregoing, if an option is granted to someone who is or would otherwise be subject to Section 409A of the Code with an exercise price less than the fair market value of the shares on the date of grant, it must be exercised (if at all) no later than March 15 of the calendar year immediately following the calendar year in which it is first capable of exercise under the PRSOP.

Stock options granted under the PRSOP shall lapse upon the occurrence of: (a) the tenth anniversary of the date the options were granted; (b) the expiration of the period allowed for the satisfaction of performance targets with such targets not being satisfied; (c) the date on which a resolution is passed or a court orders the compulsory winding-up of the Corporation; (d) when the holder of such options becomes bankrupt; (e) termination of employment of the option holder (subject to the provisions described above); (f) the end of the time periods during which exercise is permitted under the provisions governing takeover, reconstruction, amalgamation or liquidation; or (g) in the case of an option which would otherwise be subject to Section 409A of the Code, on March 15 of the calendar year immediately following the calendar year in which it is first capable of exercise under the PRSOP.

Discretion to Pay Cash on Exercise of an Option

When an option holder exercises his or her option, the Compensation Committee may, in lieu of transferring shares to the option holder, pay such option holder a cash sum equal to the value of the shares over which the option would be exercisable. If the Compensation Committee exercises its discretion to pay cash instead of transferring shares to the option holder, then the option holder shall have no further rights to the shares for which notice of exercise was given.

Cash Incentive Awards

The Compensation Committee may grant cash incentive awards under the PRSOP designated as performance-based compensation (as described below) that may be contingent on achievement of a participant’s performance objectives over a specified period established by the Compensation Committee. The grant of cash incentive awards may also be subject to such other conditions, restrictions and contingencies, as determined by the Compensation Committee.

$1 Million Limit

A U.S. income tax deduction for the Corporation (or applicable subsidiary) will generally be unavailable for the Corporation (or the applicable subsidiary) for annual compensation in excess of $1 million paid to any of the most highly compensated officers of a public corporation (not more than five). However, amounts that constitute “performance-based compensation” are not counted toward the $1 million limit. It is expected that, generally, options granted pursuant to the PRSOP with an exercise price equal to the fair market value of a share on the date of grant will satisfy the requirements for “performance-based compensation.” The Compensation Committee may designate whether any cash incentive awards or options with an exercise price less than the fair market value on the date of grant being granted to any participant are intended to be “performance-based compensation” as that term is used in section 162(m) of the Code. The vesting of such options or the payment of such cash incentive awards designated as intended to be “performance-based compensation” shall be conditioned on the achievement of one or more performance measures, to the extent required by Code section 162(m). Cash incentive awards granted pursuant to the PRSOP are intended to constitute performance-based compensation and the payment of such awards shall be conditioned on the achievement of one or more performance measures. The performance measures that may be used for such options and cash incentive awards intended to constitute performance-based compensation shall be based on any one or more of the following Corporation, subsidiary, operating unit or division performance measures: (i) earnings, including, but not limited to, operating income, earnings before or after taxes, earnings before or after interest, depreciation, amortization, or extraordinary or special items or book value per share (which may exclude non-recurring items); (ii) pre-tax income or after-tax income; (iii) earnings per common share (basic or diluted); (iv) operating profit; (v) revenue, revenue growth or rate of revenue growth; (vi) return on assets (gross or net), return on investment, return on capital, or return on equity; (vii) returns on sales or revenues; (viii) operating expenses; (ix) stock price appreciation; (x) cash flow(s); (xi) implementation or completion of critical projects or processes; (xii) economic value created; (xiii) cumulative earnings per share growth; (xiv) operating margin or profit margin; (xv) common stock price or total stockholder return; (xvi) cost targets, reductions and savings, productivity and efficiencies; and (xvii) any combination of any of the foregoing. Each goal may be expressed on an absolute and/or relative basis, may be based on or otherwise employ comparisons based on internal targets, the past performance of the Corporation and/or the past or current performance of other companies or may be applied to the performance of the Corporation relative to a market index, a group of other companies or a combination thereof, and in the case of earnings-based measures, may use or employ comparisons relating to capital, shareholders equity and/or shares outstanding, investments or to assets or net assets, and may (but need not) provide for adjustments for restructurings, extraordinary, and any other unusual, non-recurring, or similar changes.

Grant Limitations

The maximum aggregate number of shares which may be issued under the PRSOP to eligible employees with respect to ISOs shall be 1,000,000 shares. The maximum number of options that may be granted to any one eligible employee during any one calendar-year period pursuant to PRSOP shall be 500,000 shares. No more than $2,000,000 may be paid to any eligible employee for cash incentive awards intended to constitute performance-based compensation for performance periods beginning in any one calendar year, regardless of whether the applicable performance period during which the cash incentive award is earned ends in the same year in which it begins or in a later calendar year.

Alterations

The Compensation Committee may alter the rules in any way it deems fit so long as the subsisting rights of option holders are neither abrogated nor adversely affected, provided that no such alteration shall be made without stockholder approval to the extent such approval is required by applicable rules of the Securities Exchange Act of 1934 or (where relevant) Section 422 of the Code.

The Board of Directors recommends a vote “FOR” the approval of the First Amendment to the Innospec Inc. Performance Related Stock Option Plan.

PROPOSAL 6 – APPROVAL OF THE FIRST AMENDMENT TO THE INNOSPEC INC. COMPANY SHARE OPTION PLAN 2008 (Item 6 on the Proxy Card)

Under this proposal, the Corporation seeks stockholder approval of the First Amendment to the Innospec Inc. Company Share Option Plan. The First Amendment to the Innospec Inc. Company Share Option Plan amends Rule 3.3 of Part A to increase the maximum aggregate number of shares which may be issued under both Part A and Part B of the CSOP by 200,000 shares, from 190,000 shares to 390,000 shares. The First Amendment also adds provisions to Rule 19 of Part B giving discretion to the Compensation Committee to grant options pursuant to Part B of the CSOP intended to qualify as performance-based compensation within the meaning of Code Section 162(m) if certain requirements are met as described more fully below and adds provisions to Rule 15.4 of Part B limiting the number of awards that can be made to employees as described below.

Summary of the CSOP

The description of the CSOP below is a summary of the principal provisions which are not common to the Plans and should be read in conjunction with “Summary of Common Provisions of the Plans” above, and is qualified in its entirety by reference to the CSOP, as amended by the First Amendment, a copy of which is annexed hereto as Appendix B.

Term

The CSOP shall terminate on the tenth anniversary of the date of its approval by stockholders, or at any earlier time as may be determined by the Board of Directors of the Corporation or a duly authorized committee. Termination of the CSOP will not affect grants made prior to termination. No further grants will be made after termination.

Grant of Option

The CSOP is divided into Part A and Part B (as described below) and provides stock options to certain directors or employees (as used in this Proposal, each an “Eligible Employee”) of the Corporation or certain designated subsidiaries. In general, an Eligible Employee is either a director of a participating company who is required to work for at least twenty five hours per week or an employee of a participating company who is required to work for at least twenty hours per week. As of the date hereof, the Corporation and its subsidiaries had approximately 830 employees and six directors eligible to participate in the CSOP. Options granted to date under the CSOP to Executive Officers are described in the Outstanding Equity Awards at Year End Table and options granted to NEDs are described in a footnote to the Directors Compensation Table. The Compensation Committee, in its absolute discretion, may grant the stock options under the CSOP and the Compensation Committee may adopt any procedure it thinks fit for granting such options. Each Eligible Employee to whom a stock option is granted may, by notice in writing within thirty days of the date of grant, disclaim in whole or in part his or her rights under such a stock option.

Conditions Relating to the Grant of Options

Stock options granted to an Eligible Employee under Part A shall be limited so that the aggregate market value of all the shares into which the options may be exercised, at the date of granting the options, shall not exceed the statutory limit imposed by the relevant U.K. legislation (currently GBP 30,000).

Options will be granted with an exercise price equal to or greater than the fair market value, being a price which represents the reported closing price of a share on NASDAQ on the date of grant (or the previous dealing day if the date of grant is not a dealing day) or where an option is to be granted pursuant to an invitation, the date of the invitation (being not more than twenty nine days prior to the date of grant). Where an option is to subscribe for new shares the price cannot be less than the nominal value. Options granted under Part B of the CSOP will be granted with an exercise price equal to or greater than the market value as described above on the date of grant and will not be approved by HMRC. If the Compensation Committee so determines, options intended to qualify as ISOs may be granted under Part B, in which case the aggregate market value, determined at the date of granting the options, of shares with respect to which ISOs become exercisable for the first time by an individual option holder in any calendar year shall not exceed $100,000. The maximum number of shares which may be issued under the CSOP is 390,000. For those purposes, any shares subject to an option or other rights under the CSOP which have lapsed, been renounced or otherwise become incapable of being exercised or vesting shall not be treated as issued.

The Compensation Committee, on the date of granting an option, may in its absolute discretion impose any conditions and limitations upon the exercise of the option, provided that such conditions and limitations are objective and set out in full on, or details are given with, the option certificate. They may be amended, varied or waived only where the Compensation Committee considers that a waived, varied or amended condition would be a fairer measure of performance and would be no more difficult to satisfy. When granting an option under Part B intended to take effect as an ISO, the Compensation Committee may not impose a condition or limitation if it would result in the option failing to qualify as an ISO.

The Compensation Committee may make determinations as to performance targets and all other applicable provisions of Part B as necessary in order for Part B and options granted thereunder to qualify for the exception from Section 162(m) of the Code for “qualified performance based compensation”, if the Compensation Committee determines that such qualification is necessary and desirable for an option grant. Further, notwithstanding any provision of Part B to the contrary, in the event that the Compensation Committee determines that any option may be subject to Section 409A or Section 457A of the Code, the Compensation Committee may adopt such amendments to Part B of the CSOP and the option or take any other actions that it determines are necessary or appropriate to (i) exempt the option from Section 409A or Section 457A of the Code or (ii) comply with the requirements of Section 409A or Section 457A of the Code.

Rights of Exercise

Stock options may only be exercised by a holder (a) while he or she remains employed by the Corporation or certain designated subsidiaries and (b) after the latest of: (i) the third anniversary of the date the options were granted, or (ii) any date or dates imposed by the Compensation Committee upon the grant of the options, or (iii) the date on which the relevant performance targets have been satisfied. The previous sentence does not apply if the holder ceases to be employed as a result of injury, ill-health, disability, redundancy, the transfer of the business by which the holder is employed to a company that is not affiliated with the Corporation, the transfer of the holder’s employing company to a company outside the control of the Corporation, retirement at or after normal retirement age, or early retirement by agreement with his or her employer. In such cases, irrespective of whether additional conditions imposed by the Compensation Committee have been satisfied, the option holder may exercise his or her options within the period of one year, in each case following the date on which he or she ceases to be a director or employee. In the event of a holder’s death, his or her options may be exercised by a personal representative within one year following the date of death.

Notwithstanding the foregoing where options granted under Part B are intended to qualify as ISOs, such options may only be exercised within three months following the date on which the holder ceases employment with the Corporation or its subsidiaries, except where such cessation is by reason of permanent and total disability in which case they can be exercised within twelve months of such date.

Subject to the satisfaction of any relevant performance target, an option may be exercised if the holder, whilst remaining an employee of the Corporation or any subsidiary, is transferred to work in another country and as a result will become subject to tax on his or her remuneration in that other country and will therefore suffer a tax disadvantage upon exercise of his or her option or become subject to restrictions on his or her ability to exercise his or her option or hold or deal in the shares or proceeds of sale by reason of the securities or exchange control laws of that country. In such a case the option may be exercised in the period commencing three months before and ending three months after the transfer takes place.

Options may be exercised, in whole or in part, by the delivery to the Secretary of the Corporation, or his duly appointed agent, the option certificate representing the options with a notice of exercise signed by the option holder together with remittance of the applicable exercise price. The Corporation shall transfer such shares within twenty eight days of such exercise, if shares are to be transferred upon such exercise.

Stock options granted under the CSOP shall lapse upon the occurrence of: (a) the tenth anniversary of the date the options were granted; (b) the expiration of the period allowed for the satisfaction of performance targets with such targets not being satisfied; (c) the date on which a resolution is passed or a court orders the compulsory winding-up of the Corporation; (d) when the holder of such options becomes bankrupt; (e) termination of employment of the option holder (subject to the provisions described above); (f) the end of the time periods during which exercise is permitted under the provisions governing takeover, reconstruction, amalgamation or liquidation.

The issuance of all shares pursuant to the exercise of an option shall comply with the applicable securities law of the U.S.

Discretion to Pay Cash on Exercise of an Option

When an option holder exercises his or her option granted under Part B of the CSOP, the Committee may, in lieu of transferring shares to the option holder, pay such option holder a cash sum equal to the value of the shares into which the option would be exercisable minus the applicable exercise price for such options. If the Compensation Committee exercises its discretion to pay cash instead of transferring shares to the option holder, then the option holder shall have no further rights to the shares for which notice of exercise was given.

Take-Over, Reconstruction and Amalgamation and Liquidation

In addition to the circumstances described in the summary of the Plans, options granted under the CSOP may be exercised if a court sanctions a compromise or scheme of arrangement through which a person obtains control of the Corporation, or which affects the shares of the Corporation, under legislation which the HMRC has agreed is equivalent to section 899 of the Companies Act 2006 (U.K. legislation), for a period beginning on the date of such court order and ending on the earlier of the six month anniversary of such court order and the day immediately preceding the date upon which the scheme shall become effective. Additionally, if a person becomes bound or entitled to acquire shares in the Corporation under legislation which HMRC has agreed is equivalent to section 899 of the Companies Act 2006 (U.K. legislation) then an option may be exercised during any period such person remains so bound or entitled.

$1 Million Limit

It is expected that, generally, options granted by the Compensation Committee pursuant to Part B of the CSOP will satisfy the requirements for “performance-based compensation” and not be subject to the $1 million deduction limit of Code Section 162(m).

Grant Limitations

The maximum aggregate number of shares which may be issued under Part B of the CSOP to eligible employees with respect to ISOs shall be 250,000 shares. The maximum number of options that may be granted to any one eligible employee during any one calendar year period pursuant to the CSOP shall be 150,000 shares.

Alterations

The Compensation Committee may alter the rules in any way it deems fit so long as the subsisting rights of option holders are neither abrogated nor adversely affected and the exercise price is not adjusted (except as otherwise permitted in the rules), save that the Compensation Committee may alter certain of the provisions permitting exercise in leaver situations to take account of legal developments or advice or changes in market practice. In any case, no alterations to a key feature of Part A shall be effective until approved by HMRC. Further, no alteration shall be made without stockholder approval to the extent that such approval is required by applicable rules of the Securities Exchange Act of 1934 or (where relevant) Section 422 of the Code.

The Board of Directors recommends a vote “FOR” the approval of the First Amendment to the Innospec Inc. Company Share Option Plan.

PROPOSAL 7 – APPROVAL OF THE FIRST AMENDMENT TO THE INNOSPEC INC. NON-EMPLOYEE DIRECTORS’ STOCK OPTION PLAN 2008 (Item 7 on the Proxy Card)

Under this proposal, the Corporation seeks stockholder approval of the First Amendment to the Innospec Inc. Non-Employee Directors’ Stock Option Plan. The First Amendment to the Innospec Inc. Non-Employee Directors’ Stock Option Plan amends Rule 2.7 to increase the maximum aggregate number of shares which may be issued under the NEDSOP by 50,000 shares, from 85,000 shares to 135,000 shares and removes provisions from Rule 5.1 requiring advance notice for the exercise of options.

Summary of the NEDSOP

The description of the NEDSOP below is a summary of the principal provisions which are not common to the Plans and should be read in conjunction with “Summary of Common Provisions of the Plans” above, and is qualified in its entirety by reference to the NEDSOP, as amended by the First Amendment, a copy of which is annexed hereto as Appendix C.

Term

The NEDSOP shall terminate on the tenth anniversary of the date of its approval by stockholders, or at any earlier time as may be determined by the Compensation Committee. Termination of the NEDSOP will not affect grants made prior to termination. No further grants will be made after termination.

Grant of Options

The NEDSOP provides stock options to certain NEDs of the Corporation (each a “Participant”). As of the date hereof, the Corporation and its subsidiaries had six NEDs eligible to participate in the NEDSOP. The Compensation Committee, in its absolute discretion, may grant the stock options at such exercise price as it shall determine under the NEDSOP (provided that where an option is to subscribe for new shares that price cannot be less than the nominal value). Options granted to date under the NEDSOP to NEDs are described in a footnote to the Directors Compensation Table.

Each Participant to whom a stock option is granted may, by notice in writing within thirty days of the date of grant, disclaim in whole or in part his or her rights under such a stock option.

The aggregate number of shares which may be issued under the NEDSOP is 135,000. For these purposes, any shares subject to an option or other rights under the NEDSOP which have lapsed, been renounced or otherwise become incapable of being exercised or vesting shall not be treated as issued.

Further, notwithstanding any provision of the rules of the NEDSOP to the contrary, in the event that the Compensation Committee determines that any option may be subject to Section 409A or Section 457A of the Code, the Compensation Committee may adopt such amendments to the NEDSOP and the option or take any other actions that it determines are necessary or appropriate to (i) exempt the option from Section 409A or Section 457A of the Code or (ii) comply with the requirements of Section 409A or Section 457A of the Code.

Rights of Exercise

Stock options may only be exercised by a holder (a) while he or she remains a NED of the Corporation and (b) after any date or dates determined by the Compensation Committee and set forth on the option certificate. In the event an option holder ceases to be a director, the Compensation Committee has absolute discretion in determining whether such holder’s options shall lapse or become exercisable for a one year period following such holder’s termination. In the event of a holder’s death, his or her options may be exercised by a personal representative within one year following the date of death.

Notwithstanding the foregoing, if an option is granted to someone who is or would otherwise be subject to Section 409A of the Code with an exercise price less than the fair market value of the shares on the date of grant, it must be exercised (if at all) no later than March 15 of the calendar year immediately following the calendar year in which it is first capable of exercise under the NEDSOP.

Options may be exercised, in whole or in part, by the delivery to the Secretary of the Corporation, or his duly appointed agent, the option certificate representing the options with a notice of exercise signed by the option holder together with remittance of the applicable exercise price. The Corporation shall transfer such shares within twenty eight days of such exercise, if shares are to be transferred upon such exercise.

Stock options granted under the NEDSOP shall lapse upon the occurrence of: (a) the tenth anniversary of the date the options were granted; (b) the date on which a resolution is passed or a court orders the compulsory winding-up of the Corporation; (c) when the holder of such options becomes bankrupt; (d) the date on which the holder ceases to be a director (subject to the provisions described above); (e) the end of the time periods during which exercise is permitted under the provisions governing takeover, reconstruction, amalgamation or liquidation; or (f) in the case of an option which would otherwise be subject to Section 409A of the Code, on March 15 of the calendar year immediately following the calendar year in which it is first capable of exercise under the NEDSOP.

Discretion to Pay Cash on Exercise of an Option

When an option holder exercises his or her option, the Compensation Committee may, in lieu of transferring shares to the option holder, pay such option holder a cash sum equal to the value of the shares into which the option would be exercisable minus the applicable exercise price for such options. If the Compensation Committee exercises its discretion to pay cash instead of transferring shares to the option holder, then the option holder shall have no further rights to the shares for which notice of exercise was given.

Alterations

The Compensation Committee may alter the rules in any way it deems fit so long as the subsisting rights of option holders are neither abrogated nor adversely affected and the exercise price is not adjusted (except as otherwise provided in the rules), provided that no such alteration shall be made without stockholder approval to the extent such approval is required by applicable rules of the Securities Exchange Act of 1934 or (where relevant) Section 422 of the Code.

The Board of Directors recommends a vote “FOR” the approval of the First Amendment to the Innospec Inc. Non-Employee Directors’ Stock Option Plan.

INFORMATION ABOUT THE OFFICERS

Dr. Philip J. Boon

Age: 51

Officer since June 1, 2009

Dr. Boon serves as Executive Vice President, Business Operations to the Corporation, having joined it in 1997. Prior to his appointment as Executive Vice President, Business Operations in June 2009, Dr. Boon was the Regional Director EMEA initially for Fuel Specialties and latterly also for Active Chemicals and Octane Additives. Dr. Boon has over twenty five years international experience in the specialty chemicals industry and previously held positions with Ciba-Geigy and FMC in the U.S. and Europe. He has a PhD in Chemistry from Leicester University.

Mr. Ian P. Cleminson

Age: 45

Officer since July 3, 2006

Mr. Cleminson serves as Executive Vice President and CFO to the Corporation, having joined it in February 2002. Prior to this appointment, Mr. Cleminson was Financial Controller for the Fuel Specialties and Active Chemicals business units within Innospec. He joined the Corporation from BASF plc where, between 1999 and 2002, he served as Financial Controller of their Superabsorbants division. Previously, he worked as a senior manager with KPMG, the global accountancy firm, having worked as an accountant in private practice since 1989.

Mr. Andrew Hartley

Age: 54

Officer since November 1, 2004

Mr. Hartley serves as Vice President and General Counsel EMEA and AsPac to the Corporation, having been appointed as Corporate Secretary on November 1, 2004. Prior to this, Mr. Hartley was Company Secretary and General Counsel of BASF plc, the U.K. subsidiary of the global chemical company, BASF AG. He has held in-house legal positions since 1990, prior to which he worked in private practice.

Dr. Catherine Hessner

Age: 52

Officer since August 12, 2003

Dr. Hessner serves as Senior Vice President, Human Resources (“SVP, HR”) of the Corporation, having joined it in March 2003. Prior to joining the Corporation, she served as European Human Resources Director for Nova Chemicals, a U.S. commodity chemicals company. From 1995 to 1999, Dr. Hessner served as European HR Director, based in the U.K., for Anheuser-Busch, the U.S. brewing Corporation and, prior to that, spent nine years with various divisions of Mars Incorporated in a variety of human resources and general business roles.

Dr. Ian M. McRobbie

Age: 62

Officer since May 7, 2002

Dr. McRobbie serves as Senior Vice President, Research and Technology, having joined the Corporation in January 2002. Between 1989 and 2002 he was Technical Director of A H Marks and Company Limited, a privately owned U.K. chemical company operating in agrochemical and specialty chemical markets. Prior to this, he worked in senior research and manufacturing roles for Seal Sands Chemical Co. Limited (a wholly owned subsidiary of the Hexcel Corporation based in California) and BTP plc (now part of Clariant).

Mr. Brian R. Watt

Age: 52

Officer since January 1, 2010

Mr. Watt was appointed as Vice President, Strategic Planning and Regulatory Affairs on January 1, 2010. Mr. Watt has significant experience in the chemicals industry. He has held commercial positions in Shell, ICI, Avecia and Astra Zeneca. Mr. Watt joined the Corporation as Mergers and Acquisitions Manager in 2001 and latterly he held positions in both the Active Chemicals and Fuel Specialties business units before taking up his current appointment.

Mr. David E. Williams

Age: 58

Officer since September 17, 2009

Mr. D. Williams was appointed as Vice President, General Counsel and Chief Compliance Officer in September 2009. Before joining the Corporation, Mr. D. Williams worked as an attorney with MarkWest Energy Partners, L.P., in Denver where he was responsible for various legal matters. He also served as the firm’s FERC Compliance Officer. He has over twenty five years experience as an attorney, covering a broad range of legal matters. Mr. D. Williams has a law degree from the University of Louisville and an undergraduate degree in Management from Park University.

Family Relationships

There are no family relationships between any of the persons referred to in the sections “INFORMATION ABOUT THE BOARD OF DIRECTORS” OR “INFORMATION ABOUT THE OFFICERS” above.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Compensation Philosophy and Overall Objectives

The following Compensation Discussion and Analysis describes the material elements of compensation for 2010 for the NEOs.

The compensation philosophy of the Corporation is to link executive compensation to continuous improvement in corporate performance and increases in stockholder value, while at the same time to allow the Corporation to attract and retain the executive talent required to successfully manage our business. The overall compensation program is designed to motivate our employees to achieve business objectives and maximize their long-term commitment to our success by providing compensation elements that align their interests with stockholder value and achievement of our long-term strategies within the framework of our overall principles of good corporate governance.

The goals of the Corporation’s executive compensation programs are to:

●

Establish pay levels that are necessary to attract and retain highly qualified executive officers in light of the overall competitiveness of the market for high quality executive talent and the Corporation’s unique business profile.

●	Recognize superior individual performance, new responsibilities and new positions within the Corporation.

●

Balance short-term and long-term compensation to complement the Corporation’s annual and long-term business objectives and strategy and to encourage executive performance in the fulfillment of those objectives and strategy.

●	Provide variable compensation opportunities linked to the Corporation’s performance.

●	Encourage ownership of the Corporation’s stock by Executive Officers.

●	Align Executive Officer compensation with the interests of stockholders.

●	Reward achievement of exceptional performance.

The Corporation regularly reviews its executive compensation programs to ensure that each component is competitive, and provides a balance between fixed elements of pay and performance related elements. No element of compensation is driven by tax, accounting or regulatory considerations. Further information on each of the key components of compensation is given below.

Role of the Compensation Committee and the Compensation Consultant

The Compensation Committee of the Board of Directors oversees the Corporation’s compensation programs and practices for NEOs and other key Executive Officers and Directors. The Compensation Committee reviews and approves compensation for our Executive Officers, including salary, incentive programs, stock-based awards and compensation, retirement plans, perquisites and supplemental benefits, employment agreements, severance arrangements, change in control arrangements and other executive compensation matters. Advice to the Compensation Committee is provided by Mr. Dion Read, an independent compensation consultant, who has significant experience in executive compensation, having worked for Hay Group and Watson Wyatt (now Towers Watson) in this area. Mr. Read was retained by the Compensation Committee and meets with the Committee at least annually and provides advice at other times as the Committee deems appropriate. Any other work undertaken by Mr. Read for the Corporation must be approved by the Compensation Committee. In 2010, Mr. Read did not perform any additional work for the Corporation.

The Compensation Committee reviews and approves compensation for our NEDs annually, including retainers, fees, stock-based awards and other compensation and expense items. This review is discussed under the “Director Compensation” section of this Proxy Statement.

The processes and procedures for the Compensation Committee oversight of compensation programs are discussed in the “Corporate Governance” section of this Proxy Statement.

Role of the Chief Executive Officer and Other Executive Officers

The CEO attends Compensation Committee meetings by invitation only. Each year, the CEO, at the request of the Compensation Committee, provides his assessment of the performance of the other Executive Officers, including their achievement of individual objectives and contribution to the overall business performance. He then recommends increases to base salary, if appropriate.

The Compensation Committee then reviews all elements of compensation for the Executive Officers, taking into account the recommendations of the CEO, as well as market data and information from the SVP, HR. The Compensation Committee also reviews all elements of compensation for the CEO taking into account the Chairman of the Committee’s review and assessment of the performance of the CEO, overall business performance and results, competitive market data and other relevant information provided by the SVP, HR. The Compensation Committee reviews and discusses the CEO’s compensation package without him being present. Decisions relating to the compensation of the Executive Officers, including the CEO, are made solely by the Compensation Committee and are reported by the Compensation Committee to the full Board of Directors.

The SVP, HR assists the Compensation Committee, serving as the Compensation Committee’s Secretary and provides information on compensation as requested by the Compensation Committee.

Competitive Market

The Compensation Committee reviews nationally recognized compensation survey data provided by Hay Group to compare the Corporation’s compensation practice with the external market. For the Executives based in the U.S., Hay Group U.S. Chemical data is used and, for the CEO, U.S. CEO Data for organizations with over $500m revenue is used. In addition, the Compensation Committee also uses a Chemical Industry Peer Group as an additional reference point for the CEO compensation. The companies included in the peer group were selected by the Compensation Committee based on a number of factors, including company size, products and level of global operations. Compensation data for these companies is collected from their proxy statements and analyzed by the Compensation Committee. The peer group of companies for 2010 was:

Albemarle	Cambrex	NewMarket
American Vanguard	Chemtura	Polyone
Arch Chemicals	Ferro	Stepan
Ashland	HB Fuller
Cabot	Innophos

For U.K. based Executive Officers, the market is defined as companies in the Hay Group database of chemical, industrial and service companies. The Corporation participates in the survey. The data base consists of data from over 600 organizations and more than 600,000 individual records. All executive jobs are assessed and graded by the compensation consultant using the Hay methodology. Jobs sizes are then matched into the data to ensure that comparisons are made at the appropriate level.

References to market data in this Compensation Discussion and Analysis, unless otherwise noted, are to these foregoing sources.

Elements of Compensation

The material elements of compensation for the Corporation’s NEOs are:

●	base salary;
●	short-term incentive;
●	long-term incentive; and
●	other benefits (including retirement and supplemental plans, severance, change-in-control and employment agreements and perquisites).

These elements are explained and discussed in separate sections below. The Compensation Committee seeks to achieve an appropriate balance between fixed and variable compensation elements in line with our policy to link a significant proportion of compensation to performance. For Executive Officers the target is that at least 50% of total compensation should be delivered through variable compensation comprising a mix of long and short-term incentives and cash and non-cash compensation. The Compensation Committee has formally reviewed the allocation of compensation between the different elements using market knowledge and input from its advisors and is satisfied that the balance is appropriate and generally in line with market practice. In 2010 over 50% of overall compensation for the CEO and other NEOs was delivered through variable compensation.

Annual Cash Compensation

Base Salary

A base salary is provided to our Executive Officers. The level of base salary is reviewed on an annual basis and is adjusted, if appropriate, to recognize the scope and complexity of a role, market data and individual performance. The Compensation Committee target base salary at the median (50th percentile) of the survey group but consider other factors including individual experience and expertise, overall performance, internal pay equity and contribution to the Corporation. We believe that this methodology enables us to remain competitive as an employer in our markets without incurring unnecessary costs. In the case of Mr. Williams, the Compensation Committee view Mr. Williams as key to the Corporation’s continued success, given his unique skills and experience and therefore determined that it was appropriate to benchmark his position at the upper quartile of the relevant market

2010 Salary Increases

In 2010, the survey data indicated that in a number of cases, the base salary levels for the NEOs were low relative to the market rates. Accordingly the Compensation Committee determined that where necessary this would be addressed over two years. As a result, the 2010 base salary level increases for the NEOs, including Mr. Williams, were on average 8.0%. Mr. Williams’ base salary was increased to $750,000 which was in line with the average base salary for CEOs in the peer group of companies and with the upper quartile of the U.S. survey group.

Following the 2010 increases, base salaries for the other NEOs were all within a 10% range of the market median data, which, based on the advice of their compensation advisor, the Compensation Committee believes, is an appropriate salary range.

Annual Incentives

The Corporation’s Management Incentive Compensation Plan (“MICP”) is a short-term incentive plan which is driven by annual performance. Payments are based on achievement against pre-determined financial goals set by the Board each year. Targets are set for corporate performance and business unit performance (where appropriate) and for personal performance against objectives. All payments under the MICP are subject to an overall corporate performance threshold of 90% of the agreed target for the year: if this is not achieved, no payments under the MICP are made to any individual, regardless of personal and business unit performance.

Further, where an individual’s payment under the MICP includes a financial measure for a business unit, the business unit must also achieve a minimum of 90% of the target or the individual will not receive any bonus for that year, irrespective of overall corporate and personal performance.

The bonus opportunity and split between corporate and personal objectives are shown in the following table:

	Proportion of bonus at target split between:
	Corporate/Business Performance	Personal objectives	Target Bonus as % of salary	Maximum Bonus as % of salary
CEO	80% of target bonus	20% of target bonus	65%	149.5%

Senior Executive Officers	80% of target bonus	20% of target bonus	40%	92%

The Compensation Committee reviews the allocation between business and personal performance each year to ensure it is appropriate.

The performance measures are also reviewed to ensure they remain appropriate and stretching. The corporate performance measures are currently based on achievement of targeted levels of corporate cash and corporate operating income. These are key performance indicators for the Corporation. Personal objectives are specific to the particular business unit or function within which the Executive operates. In addition to the personal element shown above, if an individual’s overall performance assessment for the year is below satisfactory then no bonus is paid at all.

The levels of target bonus are kept under review and are targeted at the median level against the market.

Maximum bonuses are awarded when the Corporation or, where relevant, an individual business unit exceeds its targets performance measures by 30%.

No awards are made under the bonus scheme until the annual business results have been audited by the independent registered public accounting firm and approved by both the Audit Committee of the Board and the full Board.

In 2010, for all NEOs, bonus payments were based on achievement of targets set for corporate operating income and consolidated operating cash flow. In the case of Dr. Boon, in addition to corporate targets, a proportion of his bonus payment was based on achievement of targets set for operating income and operating cash flow for the Fuel Specialties business unit, with a proportion based on achievement of targets set for operating income of the regional Fuel Specialties business.

In 2010 the Corporation achieved 152% of the target set for consolidated operating income and as a result bonus levels for that part of the overall bonus based on consolidated operating income were paid at 250% of the target level. The Corporation achieved over 150% of the target set for consolidated operating cash flow and as a result bonus levels for that part of the overall bonus based on consolidated operating cash flow were paid at 250% of the target level.

In 2010 the Fuel Specialties business unit achieved 115% of the target set for operating income and 147% of the target set for operating cash flow, with the regional business achieving 93% of the target set for operating income. As a result, in the case of Dr. Boon, bonus levels for those parts of his overall bonus based on operating income and operating cash flow for the Fuel Specialties business unit and operating income for the regional business were paid at 175%, 250% and 65% of the target levels, respectively.

In assessing the individual performance on personal objectives for each NEO, the Compensation Committee uses the following process.

Annual personal objectives for each NEO are agreed with the Compensation Committee at the start of the financial year. These objectives are designed to be stretching and each objective is weighted to give a maximum potential score in total of 20. A good performance on the personal objectives is defined as achieving an overall score at the end of the year of 15 or 16 and earns the target level for the 20% based on personal objectives. Achievement of the maximum score would represent exceptional performance against the personal objectives and increases the 20% of the overall target bonus based on personal objectives by a factor of 50%. The relationship between score on personal objectives and the amount of bonus earned for personal performance is shown below.

Marks out of 20	% of the 20% of bonus based on personal objectives earned
19 - 20	150
17 - 18	125
15 - 16	100
14	70
12 - 13	50
10 - 11	25
Below 10	0

The Compensation Committee reviews this table each year to ensure it rewards performance appropriately.

At the end of the year, as part of the annual performance review process, the performance against each objective is reviewed and marked against the weighting set at the start of the year giving a total score out of 20. In the case of the CEO, this assessment is done by the Chairman of the Compensation Committee and the resultant score and assessment for each objective is reviewed and agreed by the Compensation Committee as a whole prior to approval by the full Board.

In the case of the other NEOs, the CEO reviews the objectives and proposes a mark for each objective. This, together with the underlying rationale, is reviewed and approved by the Compensation Committee prior to review and approval by the full Board.

The following table summarizes the incentive payments made under the MICP for 2010 performance for each of the NEOs, including selected relevant information about their performances:.

Annual Incentive MICP
Executive	Target Bonus as % of Base Salary	Assessment of Personal Objectives	Achieved Bonus as % of Base Salary	MICP Incentive Award
Mr. Patrick S. Williams
President and Chief Executive Officer	65%	20	149.5%	$1,121,250
Mr. Ian P. Cleminson
Executive Vice President and Chief Financial Officer	40%	19	92%	$264,188
Dr. Philip J. Boon
Executive Vice President, Business Operations	40%	19	65.63%	$168,387
Dr. Ian M. McRobbie
Senior Vice President, Research and Technology	40%	19	92%	$209,697
Mr. Brian R. Watt
Vice President, Strategic Planning and Regulatory Affairs	40%	19	92%	$192,137

Mr. Williams achieved the resolution of a number of legacy issues that affected the Corporation’s business and has led the development and implementation of a growth strategy, including regional expansion and development of new market segments and products. The improvement in the performance of the Active Chemicals business has continued, with improved margins in this business unit. In addition, under Mr. Williams’ leadership, the Corporation has exceeded the target set for safety across the Corporation, with the lost time accident rate across the whole Corporation less than half that of the industry average in the year. Based on his personal performance and the exceptional results of the Corporation in a difficult economic environment, the Board approved the Compensation Committee’s recommendations for Mr. Williams to be awarded a bonus of $1,121,250.

Mr. Cleminson provided significant financial expertise and input in connection with the Corporation’s resolution of the legacy issues, including leading negotiations with the U.K. tax authorities to reach a settlement on certain tax liability issues and implemented a range of liability reduction strategies for the Corporation’s U.K. Defined Benefit Pension Scheme.

Dr. Boon delivered strong business results in operating income for both the Fuel Specialties business unit and the Active Chemicals business unit in difficult market conditions. In addition, he led the re-tendering process with one of our major customers and successfully retained a significant part of this business. He also improved our global supply position for key raw materials through the development of strategic sourcing options.

Dr. McRobbie led the implementation of the strategy to manufacture new products for Active Chemicals, including capacity expansion and process improvements. He also led the development and commercialization of new products in Fuel Specialties and has driven the next stage of the manufacturing strategy to improve the competitiveness of all manufacturing sites in the Corporation.

Mr. Watt has led the development of long term strategic plans for both Fuel Specialties and Active Chemicals and has driven the effort to ensure the Corporation is able to satisfy all requirements of the European REACH regulations. In addition, Mr. Watt has developed a more effective process for managing safety and environmental matters and has also assumed responsibility for Investor Relations for the Corporation.

A provision exists which allows for potential claw-back of bonuses already paid if, at some point in the future, it is identified that the audited annual financial results need to be materially restated.

Co-Investment Plan

To support the alignment of stockholder and Executive Officer interests, the Corporation introduced the Co-Investment Plan in 2004. Under the terms of the plan an Executive Officer may invest a portion of the annual bonus (paid in accordance with the targets above) to purchase shares in the Corporation and receive an award of matching shares as described below. If the Executive Officer receives a bonus for exceeding his targets, then the Executive Officer must use at least one-third of the bonus which is in excess of the target bonus to purchase shares, which will be matched as follows:

Bonus payment	Compulsory amount	Voluntary amount	Match

Up to target bonus level	None	Maximum 50% of payment	1 matching share for every 2 shares purchased

Above target bonus level	One third of any bonus payment above the target level	Up to maximum of 100% of any bonus payment above the target bonus level	1 matching share for every share purchased

All elections to buy shares under the Co-Investment Plan must be made within twenty one days of the bonus notification date. Shares will be purchased at market price on the next available trading opportunity in accordance with the Corporation’s stock trading policy. Participants in the Co-Investment Plan must generally remain employed for three years and continue to hold the shares purchased under this Co-Investment Plan in order to receive the matching shares. The Compensation Committee retains the discretion to permit release of matching shares in certain circumstances. In the event that the Corporation undergoes a change of control, restrictions on the matching shares will lapse and shares will be released.

Retention awards

In order to promote the retention of key senior management and in recognition of what the Board considers the outstanding business results over the previous two years in a very difficult business environment, including the growth of Active Chemicals, and regional expansion in key international markets, the Compensation Committee considered and approved the following one off exceptional bonus awards to the NEOs:

Executive Officer	Award
Mr. Patrick S. Williams President and Chief Executive Officer	$300,000
Mr. Ian P. Cleminson Executive Vice President and Chief Financial Officer	$250,000
Dr. Philip J. Boon Executive Vice President, Business Operations	$225,000
Dr. Ian M. McRobbie Senior Vice President, Research and Technology	$175,000
Mr. Brian R. Watt Vice President, Strategic Planning and Regulatory Affairs	$225,000

These exceptional bonuses are subject to the following conditions: one third of the net bonus amount received after tax must be re-invested by the recipient in the stock of the Corporation. The stock so purchased must be held for a minimum period of one year. If the recipient voluntarily terminates his employment with the Corporation at anytime within two years of the retention award being made, the Corporation reserves the right to demand repayment of the entire bonus amount.

Long-Term Incentives

The Compensation Committee believes that equity based long term incentive awards are an important element of the overall compensation for the Corporation’s Executive Officers. They are designed to give a focus on achievement of long term performance goals that help create long term value for stockholders, act as long term retention incentives for executives and, through the ownership of common stock of the Corporation, encourage long-term strategic decision making that is aligned with the interests of stockholders.

Stock Option Plans

Grant Policy

The Corporation operates two equity based incentive plans, the CSOP and the PRSOP, the terms and features of which are described below. In setting the policy for these plans, the Compensation Committee considers market median practice in both the U.S. and the U.K., given the number of executives who are based in the U.K. The grant policy is as follows:

	CSOP grants as % of base salary	PRSOP grants as % of base salary
Chief Executive Officer	30%	90%
Senior Executive Officers	20%	55%

The Compensation Committee determines the actual levels of grant utilizing the following matrices taking account of personal performance where:

Rating 1	=	Outstanding performance	-	150% of policy is granted
Rating 2	=	Exceeding expectations	-	125% of policy is granted
Rating 3	=	Good performance	-	100% of policy is granted
Rating 4 or 5	=	Below Expectations	-	No grant is made

This gives the following matrix for grant awards

Chief Executive Officer			Senior Executive Officers
Performance rating	CSOP grants as % of base salary	PRSOP grants as % of base salary	Performance rating	CSOP grants as % of base salary	PRSOP grants as % of base salary
1	45	135	1	30	82.5
2	37.5	112.5	2	25	68.75
3	30	90	3	20	55
4	0	0	4	0	0
5	0	0	5	0	0

The performance of the Executive Officers, other than the CEO, is assessed by the CEO and the Compensation Committee. The CEO recommends a rating to the Compensation Committee. The Compensation Committee reviews these and separately assesses the performance of the CEO and makes a final recommendation on performance ratings to the full Board for approval. This provides for a rigorous performance-related grant policy, in addition to the performance elements of the grants themselves.

In 2010, Mr. Williams was rated as 1 for his 2009 performance and as such was eligible for stock option awards at 150% of the policy levels for this role. In the case of the other NEOs, based on the assessment of their individual performance, as approved by the Compensation Committee, Mr. Cleminson, Dr. Boon, Dr. McRobbie and Mr. Watt were eligible for stock option awards at 150% of the policy levels.

Company Stock Option Plan

Under the CSOP, options are granted at market value and become exercisable after three years. All options have a ten year term. Options are granted within twenty days after the public announcement of the Corporation’s annual financial results or similar information.

Except in certain circumstances participants must remain in employment with the Corporation in order to be able to exercise their options. The exceptions to this include death, injury, ill-health or disability, redundancy and the transfer of the part of the business within which the option holder works. In these cases, under the rules of the CSOP, options vest and the holder has a twelve month period within which to exercise the options.

In the event of a change of control of the Corporation, under the rules of the CSOP, all options become immediately exercisable.

Performance Related Stock Option Plan

Under the PRSOP, participants are granted the right to acquire shares at no cost provided that specified performance criteria are achieved. The performance criteria that are set are designed to be “stretch” targets which focus on delivery of high performance and enhancing stockholder value, while recognizing the economic and business challenges the Corporation faces. The performance criteria are regularly reviewed to ensure that they remain relevant and stretching. The criteria for awards made in 2010 are based on total stockholder return measured over a three year period starting with the financial year of the date of grant. The Compensation Committee and the Board determined that general performance against competitors was not appropriate in 2010 given some of the particular uncertainties facing the Corporation at the time. The following levels of growth must be achieved before awards vest:

Compound growth in Total Stockholder Return (“TSR”) per annum	Proportion of the 100% allocated to TSR vesting
6%	100%
4%	80%
2%	60%
0%	50%
Less than 0%	0% (nil)

These performance criteria also apply to the zero cost Stock Equivalent Units (“SEU” or phantom options) awards made at the same time as the PRSOP awards.

Awards vest on a straight line basis between each threshold. For example, a compound growth in TSR of 5% per annum would result in 90% of the options vesting.

The grants are issued on a date set by the Compensation Committee each year. This is usually after the public announcement of the annual financial results. The Compensation Committee determines the grant date to be used in advance and the stock price used is typically the closing stock price at the end of the day prior to the agreed grant date.

If participants cease to be employed with the Corporation prior to the end of the vesting period awards will lapse unless the Compensation Committee determines otherwise.

In the event of a change of control of the Corporation, under the rules of the PRSOP, all options become immediately exercisable.

Cash Based Long Term Incentive Program

In 2009, the Compensation Committee recommended that in order to manage option utilization rates and burn rates the level of option grants in any one year should be restricted to a burn rate of no more than 1% of the Corporation’s shares outstanding and that any balance of long term incentives provided for under the policy should be bridged using a cash based long-term incentive program. This recommendation was approved by the Board and the cash based long term incentive program was utilized in both 2009 and 2010.

Any awards made under the cash long-term incentive program are in the form of SEUs. There are two types of SEU awards which can be made under the program.

1.	SEUs granted at market value. These can be cashed after three years and expire ten years after grant.

2.	SEUs granted at no cost. These can be cashed after three years, provided that specific performance criteria are met. These performance criteria are set at the time of grant by the Compensation Committee and are designed to be stretch targets which focus on delivery of high performance and enhancing stockholder value. The performance criteria used in 2010 were the same criteria as were used for the PRSOP stock option awards and are disclosed under the section on the PRSOP.

The value of the SEU once vested will be equal to the closing stock price of the Corporation on the date it is cashed.

The grants of SEUs are issued on a date set by the Compensation Committee each year. This is usually after the public announcement of the annual financial results. The Committee determines the grant date to be used in advance and the stock price used is typically the closing stock price at the end of the day prior to the agreed grant date.

If participants cease to be employed with the Corporation prior to the end of the vesting period, the SEUs will lapse unless the Compensation Committee determines otherwise.

Exceptional Stock Option Awards

The Compensation Committee also has the discretion to grant options outside of the stated policy to reflect extraordinary corporate performance. In addition, the Compensation Committee has the discretion to grant options outside of the standard policy levels and annual grant process for retention or recruitment purposes. In 2009, in line with normal market practice, the Compensation Committee recommended that as part of his overall compensation package on appointment as President and CEO, Mr. Williams should be awarded options under both the CSOP and PRSOP plans in order to align his interests with those of stockholders and, as CEO, to drive the long-term performance of the Corporation. This was approved by the Board and Mr. Williams was granted 90,000 options at market price under the CSOP plan, with 30,000 available for exercise after three years, 30,000 available after four years and the remaining 30,000 available for exercise after five years. In addition, Mr. Williams was granted 60,000 options at no cost under the PRSOP plan, with 45,000 vesting after two years and 15,000 vesting after three years, subject in both cases to still being employed by the Corporation and not under notice of termination of employment on the vesting date and assessed as achieving a good performance in each year from grant date to vesting date.

Retention Program

In 2009, the Board and the Compensation Committee recognized one of the key risks facing the Corporation at the time was the retention of certain key Executive Officers given the particular challenges the Corporation faced then and could face in the future. Accordingly, a retention program has been put in place for a small number of key Executive Officers, where their skills and experience are viewed as critical to the future success of the Corporation, in order to ensure continuity of the senior team and maintain focus on the long-term goals of the Corporation. Under this program, Mr. Cleminson, Dr. Boon and Mr. Watt were granted options under the PRSOP plan, at zero cost. For each participant, a proportion of the options granted under this program will vest after three years, with the remainder vesting after four years, subject in both cases to still being employed by the Corporation and not under notice of termination of employment on the vesting date and assessed as achieving a good performance in each year from grant date to vesting date. Dr. McRobbie was also included in the retention program and instead of stock options, was awarded SEUs with the same vesting schedule and performance criteria.

Exceptional Performance

An additional long-term incentive plan designed to reward selected Executive Officers for delivering exceptional performance has been recommended by the Compensation Committee, working with its advisors, and approved by the Board in September 2007. Under this plan a discretionary bonus will be payable to eligible Executive Officers if the Innospec stock price performance out-performs that of competitors, as measured by the Russell 2000 Index, by a minimum of 10% over the five years from January 2008 to December 2012. The amount of bonus which can be earned will be a set cash amount for each one percentage point of such out-performance. The maximum bonus under this plan will be payable in the case of an out-performance versus the Russell 2000 Index of 30%. No bonus is payable under this plan if the Innospec stock price does not out-perform the Russell 2000 Index by more than 10% over the five year period or the Russell 2000 Index falls in value over the same period. Participants in this plan must still be in employment with the Corporation at the end of the period in order to be eligible to receive any payment under this plan. Eligibility for participation in the plan is at the discretion of the Compensation Committee subject to approval by the Board.

Mr. Williams, the CEO, is the only Executive Officer eligible for participation under this plan. The amount of bonus earned for each one percentage point of out-performance will be $400,000. This amount was set at a level which would be an incentive for the participants and the cap on the maximum payable ensures that the maximum cost of the plan is limited. Based on the relative performance of the Innospec stock price versus the Russell index over the period since the plan was introduced to December 31 2010, a payment of $1.4m would be due under this plan. The absolute amount of any payment will however not be determined until January 2013 at which time payment may be zero if the relative performance at that time is less than 110% of the Russell 2000 Index. The Compensation Committee does not expect any other Executive Officers to be eligible to participate in this plan in the future.

Stock Ownership Guidelines

To further align stockholder and Executive Officer interests the Corporation has adopted a minimum stockholding requirement for the Executive Officers. All Executive Officers are required to acquire and hold shares valued at the equivalent of one times base salary. This level of stockholding must be reached within an agreed number of years from appointment. For example, in the case of the CEO, this is four years from the date of his appointment into his position. Only shares which are registered in the Executive Officer’s name are taken into account for these purposes. Unvested equity awards are not taken into account. At the end of 2010, the shareholding of the CEO equated to 91% of his year end salary using the average stock price during 2010 of $13.65. As Mr. Williams was only appointed as CEO during 2009, he has a further two years from his appointment date to achieve this shareholding requirement.

Other Benefits and Perquisites

These are provided as appropriate and are set by reference to median market practice. They generally consist of pension arrangements, company car or car allowance, life, disability and medical cover. There are no non-qualified deferred compensation plans. Full details are set out in the table “All Other Compensation”, following the Summary Compensation Table.

Post-termination Compensation

Post-termination arrangements vary depending on the nature of the termination event and are designed to be in accordance with U.S. and U.K. market norms, depending on where the executive is based. Full details are set out in the footnotes to the Post Employment Payments table.

COMPENSATION COMMITTEE REPORT

The Compensation Committee assists the Board of Directors in its oversight of Innospec’s compensation process. The Compensation Committee’s responsibilities are more fully described in its charter, which is accessible on Innospec’s website at www.innospecinc.com/corporategovernance.

The Compensation Committee has reviewed and discussed the foregoing Compensation Discussion and Analysis with management. Based on that review and those discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in Innospec’s 2011 proxy statement and incorporated by reference into Innospec’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010. This report is provided by the following independent directors, who comprise the Committee.

THE COMPENSATION COMMITTEE

JOACHIM ROESER, Chair

MILTON C. BLACKMORE

Mr. Puckridge was a member of the Compensation Committee until his retirement immediately following the 2010 Annual General Meeting.

COMPENSATION TABLES

SUMMARY COMPENSATION TABLE

Name & Principal Position		Year	Salary	Bonus	Stock Awards	Option Awards	Non Equity Incentive Compensation	Change in Pension fund value and other deferred benefits	All Other Compensation	Total
				(5)	(6)	(7)	(8)	(9)	(10)
			$	$	$	$	$	$	$	$
Mr. Patrick S. Williams	(1,2)	2010	763,461	300,000	484,625	629,412	1,121,250	0	75,900	3,374,648
President and Chief Executive Officer		2009	675,280	0	87,739	584,071	1,046,500	0	89,029	2,482,619
		2008	514,067	0	0	434,996	536,161	0	67,520	1,552,744
Mr. Ian P. Cleminson		2010	281,844	250,000	112,748	153,426	264,188	464,195	76,541	1,602,942
Executive Vice President and Chief Financial Officer		2009	247,369	0	26,253	290,825	228,668	180,649	39,919	1,013,683
		2008	227,876	0	0	235,683	77,046	278,555	66,528	885,688
Dr. Philip J. Boon	(3)	2010	253,775	225,000	105,903	142,351	214,797	354,106	81,271	1,377,203
Executive Vice President, Business Operations		2009	231,431	0	15,623	283,517	225,459	197,983	40,593	994,606
		2008	0	0	0	0	0	0	0	0
Dr. Ian M. McRobbie		2010	225,448	175,000	94,087	130,727	209,697	0	68,716	903,675
Senior Vice President, Research and Technology		2009	212,325	0	213,568	32,600	195,980	305,583	50,812	1,010,868
		2008	207,099	0	0	240,365	73,513	66,129	53,505	640,611
Mr. Brian R. Watt	(4)	2010	206,266	225,000	85,422	137,068	210,701	0	64,681	929,138
Vice President, Strategic Planning and Regulatory Affairs		2009	0	0	0	0	0	0	0	0
		2008	0	0	0	0	0	0	0	0

Footnotes to Summary Compensation Table

1.	Mr. Williams was appointed as President, CEO and Director of the Corporation on April 2, 2009, having previously served as Executive Vice President, Fuel Specialties for the Corporation.

2.	Mr. Williams is paid in U.S. dollars. All the other Executive Officers above are paid in pounds sterling. For the purposes of the Summary Compensation Table, an exchange rate of 1.5470 is used for 2008, 2009 and 2010, being the average exchange rate for 2010. The Corporation does not provide restricted stock awards.

3.	Dr. Boon was appointed as Executive Vice President, Business Operations on June 1, 2009, having previously worked for the Corporation as Regional Director, EMEA for all three business units (Fuel Specialties, Active Chemicals and Octane Additives).

4.	Mr. Watt was appointed as Vice President, Strategic Planning and Regulatory Affairs on January 1 2010, having previously worked for the Corporation in a number of management roles in both Fuel Specialties and Active Chemicals.

5.	As noted in the Compensation Disclosure and Analysis, in 2010 the Corporation awarded a number of one off exceptional bonus awards to promote the retention of key senior management and in recognition of the outstanding business results which have been achieved over the previous two years. As a result, each of the NEOs were awarded discretionary bonuses (which were specified in USD), the amounts of which are detailed under Bonus in the Summary Compensation Table above.

6.	As part of the cash based long-term incentive plan and the retention plan, all the Executive Officers were awarded a number of SEUs in lieu of stock option awards. The SEUs have been valued in the same way as the option awards using the number of SEUs awarded and the grant date fair value for each award made in the year. For further information on the assumptions underlying these grant date fair values refer to Note 4 of the Consolidated Financial Statements contained in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2010. The amount awarded to each individual has been included under stock awards in the summary compensation table.

7.	The value of the option awards for all Executive Officers listed above are determined using the number of options awarded and the grant date fair value for each option award made in the year. The grant date fair values on Innospec stock options are calculated using the Black-Scholes model, with reference to the underlying stock price, option exercise price, volatility of the Corporation’s stock price, risk free rate and expected dividend yield. For options with additional characteristics, such as vesting criteria linked to stock market indices or stock price performance, a Monte Carlo simulation is used to model the range of potential outcomes. For further information on the assumptions underlying these grant date fair values refer to Note 4 of the Consolidated Financial Statements contained in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2010.

8.	The non-equity incentive compensation for all Executive Officers listed above relates to incentive compensation earned for the stated year under the Management Incentive Compensation Plan. In the case of Dr. Boon and Mr. Watt, the figures also includes payments of $46,410 and $18,564, respectively which they received under a two year incentive compensation plan based on achievement of results for the Active Chemicals business unit, which they were eligible to participate in prior to their appointment to their current roles.

9.	Mr. Cleminson, Dr. Boon and Dr. McRobbie were members of a defined benefit (final salary) pension plan (the “Innospec Limited Defined Benefit Pension Plan”) until March 31, 2010 when the scheme closed to future service accrual. Under the scheme, they receive a pension on retirement of 1/57 of their pensionable salary for each year of service. The amount of their annual salary which is defined as pensionable under this scheme was capped and for 2010, this cap was set at $191,209. Salary in excess of this is not pensionable. Dr. McRobbie was also a member of this pension plan but was not subject to the cap on pensionable salary as he joined the scheme prior to the introduction of the cap. As a result, Dr. McRobbie’s pensionable salary was his full base salary. The values stated under the change in pension value and other deferred benefits relate to the increase in the qualified pensions in the Innospec Limited Defined Benefit Pension Plan only. In the case of Dr. McRobbie, there was no increase in accrued pension value in the year. There are no non-qualified pension benefits for the NEOs.

10.	The amounts reflected under “All Other Compensation” for 2010 are identified in the All Other Compensation Table below.

ALL OTHER COMPENSATION

	Car Allowance	Lease Car Costs	Pension Allowance	Pension Contribution	Healthcare	Insurances	Other	Total
	(1)	(1)	(3)	(2)	(4)	(4)	(5)
	$	$	$	$	$	$	$
Mr. Patrick S. Williams
President and Chief Executive Officer	0	0	0	56,142	15,949	990	2,819	75,900
Mr. Ian P. Cleminson
Executive Vice President and Chief Financial Officer	21,116	0	18,126	28,681	2,141	6,477	0	76,541
Dr. Philip J. Boon
Executive Vice President, Business Operations	21,116	0	12,513	31,549	2,141	10,872	3,080	81,271
Dr. Ian M. McRobbie
Senior Vice President, Research and Technology	21,116	0	0	39,447	1,713	6,440	0	68,716
Mr. Brian R. Watt
Vice President, Strategic Planning and Regulatory Affairs	0	14,757	3,011	36,329	2,141	8,443	0	64,681

Footnotes to All Other Compensation Table

1.	Executive Officers based in the U.K. are entitled to a leased company car or an allowance in lieu of a car. The allowance is set at $21,116 per annum. Mr. Cleminson, Dr. Boon, and Dr. McRobbie all elected to receive the allowance in 2010. Mr. Watt elected to take a lease car in 2010 and the value of the lease and associated costs is shown under Lease Car Costs in the All Other Compensation table.

2.	The Corporation also provides a number of defined contribution pension plans for employees. The amount paid into these plans in 2010 for the NEOs is detailed above under Pension Contribution in the All Other Compensation table.

3.	For U.K. based Executive Officers, where pensionable salary is subject to a cap, Executive Officers receive a salary supplement of 20% in lieu of pension for any salary above the pensions cap. Any supplement paid is taxable. For 2010, the pensions cap was set at $191.209. The amount paid to individuals is detailed under Pension Allowance in the All Other Compensation table.

4.	The NEOs are eligible for healthcare insurance and life and disability insurance through programs which are available to substantively the majority of salaried employees in the relevant business unit. The cost of these insurances is detailed under Healthcare and Insurances respectively in the All Other Compensation table.

5.	In general, any perquisites provided for any of the NEOs are generally available on a non-discriminatory basis to all employees in that business unit. Where any perquisites and personal benefits are provided to a NEO which are not generally available on a non-discriminatory basis to all employees in that business unit, their total value for any NEO was less than $10,000 in the year ended December 31, 2010. In the case of Mr. Williams and Dr. Boon, they receive payments of $2,399 and $3,080 respectively relating to 50% of the cost of a country/golf club membership. This is also detailed under “Other” in the “All Other Compensation” table.

Employment Agreements

Each of the NEOs has an employment agreement with the Corporation. Under these agreements, the Corporation can terminate the agreement by giving one year’s notice to the NEO. In the case of Mr. Williams, he can terminate the agreement by giving the Corporation one year’s notice, while the other NEOs are required to give the Corporation six months notice if they wish to terminate the agreement. The employment agreement for each of the NEOs also includes a Change of Control clause which is described in more detail in the narrative following the Post Employment Payments table.

In addition, under the employment agreement, Mr. Williams is entitled to a target bonus under the Management Incentive Compensation Plan of 65% of his base salary, with a potential maximum bonus of 149.5%. All other NEOs have a target bonus of 40% with a potential maximum of 92% of base salary. Each NEO is also entitled to participate in the Long-Term Incentive program which has been described in more detail, including grant policy for different NEOs, in the Compensation Discussion and Analysis section, above.

Each NEO is also able to participate in the pension arrangements relevant for the business unit and country where they are based. In the case of Mr. Williams, he participates in a Defined Contribution scheme in line with other U.S. based employees and details of the amount paid into the scheme are provided in the Summary Compensation table. Mr. Cleminson, Dr. Boon and Dr. McRobbie were able to participate in the Innospec Limited Defined Benefit Pension Plan until its closure to future service accrual on March 31, 2010 and this is described more fully in the narrative following the Pension Benefit table below. Mr. Watt participates in a Defined Contribution scheme in line with other U.K. based employees. Mr. Cleminson, Dr. Boon and Dr. McRobbie also participated in this scheme from April 1 2010 and details of the amounts paid into this scheme are provided in the Summary Compensation table.

The employment agreements for each NEO also provide medical insurance and life and disability insurance through programs which are available to the majority of salaried employees in the relevant part of the business unit. The costs of these insurances are provided in the footnotes to the Summary Compensation table.

In addition, under their employment agreement, each of the NEOs, including the CEO and the CFO, is subject to a twelve month non-solicitation period, with respect to customers and employees, and a twelve month non-compete period, from the date their employment with the Corporation ends.

GRANTS OF PLAN-BASED AWARDS IN FISCAL 2010

Name & Principal Position	Grant Date	Estimated Future Payouts Under Equity Plan Awards			All other Stock Awards: No. of Securities	All other Options Awards: No. of Securities	Exercise or Base Price of Option Awards	Market price of Option Awards	Grant Date Fair Value of Stock and Option Awards
							($)	($)	($)
		Threshold	Target	Maximum
Mr. Patrick S. Williams President and Chief Executive Officer	02/26/10				11,760		0.000	10.920	120,305
	02/17/10	27,023	32,428	54,046			0.000	10.380	415,073
	02/17/10					12,953	10.380	10.380	91,189
	10/18/10					513	14.030	14.030	4,140

Mr. Ian P. Cleminson Executive Vice President and Chief Financial Officer	02/26/10				2,375		0.000	10.920	24,296
	02/17/10	6,146	7,375	12,291			0.000	10.380	94,395
	02/17/10					3,213	10.380	10.380	22,620
	10/18/10					1,248	11.400	11.400	12,380

Dr. Philip J. Boon Executive Vice President, Business Operations	02/26/10				1,981		0.000	10.920	20,266
	02/17/10	5,773	6,928	11,546			0.000	10.380	88,673
	02/17/10					3,019	10.380	10.380	21,254
	10/18/10					1,248	11.400	11.400	12,380

Dr. Ian M. McRobbie Senior Vice President, Research and Technology	02/26/10				2,045		0.000	10.920	20,920
	02/17/10	5,129	6,154	10,257			0.000	10.380	78,774
	02/17/10					2,682	10.380	10.380	18,881
	10/18/10					1,248	11.400	11.400	12,380

Mr. Brian R. Watt Vice President, Strategic Planning and Regulatory Affairs	02/26/10				3,562		0.000	10.920	36,439
	02/17/10	4,656	5,587	9,311			0.000	10.380	71,508
	02/17/10					2,434	10.380	10.380	17,135
	10/18/10					1,248	11.400	11.400	12,380

Commentary on Grants Based Awards Table

●

Details of the grant policy and performance criteria for the awards made in 2010 are covered earlier in the Compensation Discussion and Analysis. There are no estimated future payouts under non-equity incentive plan awards.

●	The Grants of Plan Based Awards Table details awards made under four separate plans:

The PRSOP Plan. Options are granted at zero cost and vesting is subject to achievement of performance criteria as set by the Compensation Committee. In 2010, the performance criteria for the annual stock option grants were set as:

•

100% weighting on the compound increase per annum in Total Shareholder Return (“TSR”). The threshold level is set at 0% per annum over three years, in which case 50% of the options will vest. The target level is set at 2% compound increase per annum over three years, in which case 60% of the options will vest and the maximum level is set at 6% compound increase per annum in TSR in which case all the granted options will vest.

The CSOP Plan. Options are granted at market value and vest after three years.

The Co-Investment Plan. The NEOs are required to use part of their annual incentive compensation to buy shares in the Corporation and an award of matching stock is made. In order to receive the matching shares, Executive Officers must remain employed with the Corporation and continue to hold the shares they purchased with their bonus. The stock awards detailed in the table under “All Other Stock Awards” relates to the matching shares awarded under this scheme.

The Sharesave Plan. All employees have the opportunity to participate in the Sharesave Plan. The US section of the Sharesave Plan is designed to qualify as an Employee Stock Purchase Plan under section 423 of the US Internal Revenue Code and the UK section of the Sharesave Plan is designed to qualify as a Savings Related Share Option Plan as approved by HMRC. Under the Sharesave Plan employees elect to save an agreed amount each month for a set period (“Savings Period”). At the end of the Savings Period, these savings can be used to purchase shares at a pre-determined discount to the market price at the start of the Savings Period. The Savings Period and discount are as follows:

	Savings Period	Discount to Market Price
U.S. based employees	2 years	15%
U.K. based employees	3 years	20%
Rest of world employees	3 years	20%

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END 2010

Name & Principal Position	Number of Securities Underlying Un- Exercised Options Exercisable	Number of Securities Underlying Un- Exercised Options Un- Exercisable	Equity Incentive Plans Awards; Number of Securities Underlying Un- Exercisable	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock that Have not vested	Market Value of Shares or Units of Stock That Have not vested	Equity Incentive Plan Awards: Number of Unearned Shares. Units or other RightsThat Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares. Units or other Rights That Have not vested
				$		$	$	$
					01/05/2018	2,000	40,800
					02/27/2019	5,675	115,770
					02/26/2020	11,760	239,904

	5,270			9.97	02/13/2016
	3,052			27.09	02/21/2017
		9,347		20.23	02/20/2018
Mr. Patrick S. Williams		14,277		4.62	03/24/2019
President and Chief Executive Officer		30,000 30,000		4.07 4.07	02/04/2019 02/04/2019
		30,000		4.07	02/04/2019
		12,953		10.38	02/17/2020
		513		14.03	10/18/2010
			15,800	0.00	02/13/2016
			30,000	0.00	03/02/2017
			17,012	0.00	02/20/2018
			37,120	0.00	03/24/2019
			45,000	0.00	04/02/2019
			15,000	0.00	04/02/2019
			54,046	0.00	02/17/2020
					01/05/2018	3,300	67,320
					02/26/2020	2,375	48,450

	1,354			27.09	02/21/2017
		3,858		20.23	02/20/2018
Mr. Ian P. Cleminson		4,104		4.62	03/24/2019
Executive Vice President and Chief Financial Officer		3,213		10.38	02/17/2020
		1,248		11.40	10/18/2010
			1,070	0.00	02/13/2016
			7,428	0.00	02/20/2018
			11,285	0.00	03/24/2019
			10,000	0.00	09/01/2019
			10,000	0.00	09/01/2019
			12,291	0.00	02/17/2020
					02/26/2020	1,981	40,412

	1,700			9.97	02/13/2016
	800			27.09	02/21/2017
		2,000		20.23	02/20/2018
Dr. Philip J. Boon Executive Vice President, Business Operations		3,139		4.62	03/24/2019
		3,019		10.38	02/17/2020
		1,248		11.40	10/18/2010
			4,530	0.00	02/13/2016
			2,800	0.00	02/20/2018
			6,279	0.00	03/24/2019
			8,000	0.00	06/02/2019
			12,000	0.00	06/02/2019
			5,000	0.00	09/01/2019
			11,546	0.00	02/17/2020

Name & Principal Position	Number of Securities Underlying Un- Exercised Options Exercisable	Number of Securities Underlying Un- Exercised Options Un- Exercisable	Equity Incentive Plans Awards; Number of Securities Underlying Un- Exercisable	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock that Have not vested	Market Value of Shares or Units of Stock That Have not vested	Equity Incentive Plan Awards: Number of Unearned Shares. Units or other RightsThat Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares. Units or other Rights That Have not vested
				$		$	$	$
					01/05/2018	3,900	79,560
					02/26/2020	2,045	41,718

	3,140			9.89	02/18/2015
	3,060			9.97	02/13/2016
Dr. Ian M. McRobbie	1,654			27.09	02/21/2017
Senior Vice President, Research and Technology		3,699		20.23	02/20/2018
		3,693		4.62	03/24/2019
		2,682		10.38	02/17/2020
		1,248		11.40	10/18/2010
			9,170	0.00	02/13/2016
			7,121	0.00	02/20/2018
			10,156	0.00	03/24/2019
			10,257	0.00	02/17/2020
					02/26/2020	3,562	72,665

	1,150			9.97	02/13/2016
	600			27.09	02/21/2017
		1,500		20.23	02/20/2018
Mr. Brian R. Vatt		2,267		4.62	03/24/2019
Vice President, Strategic Planning and Regulatory Affairs		2,434		10.38	17/02/2020
		1,248		11.40	10/18/2010
			3,070	0.00	02/13/2016
			2,100	0.00	02/20/2018
			4,535	0.00	03/24/2019
			10,000	0.00	01/09/2019
			15,000	0.00	01/09/2019
			9,311	0.00	02/17/2020

With respect to non-vested or unearned performance based share options, the number of shares reported in the table is based on achieving the maximum performance goals as in the previous fiscal year (2010) this was the performance achieved as detailed below:

•	10% increase in TSR per annum for options which expire in February 2016
•	8% increase in TSR per annum and relative performance of 110% of the Russell 2000 Index for those options which expire in March 2019
•	6% increase in TSR per annum for options which expire in February 2020

However, in the case of the option grants which expire in February 2018, the number of shares reported is based on achieving the maximum performance goal for relative performance versus the Russell 2000 Index and the threshold level for TSR growth as these options vest in February 2011 and the expected outcome is that the TSR growth performance will be below the threshold level. As a result, the options aligned to TSR growth will lapse in full.

The numbers of shares reported for Mr. Cleminson in the case of those which expire on September 1, 2019 are based on full achievement of the performance criteria as this is the expected outcome. The number of shares reported for Mr. Williams in the case of those which expire on March 2, 2017, and those which expire on April 2, 2019 are based on full achievement of the performance criteria as this is the expected outcome in each case. The number of shares reported for Dr. Boon in the case of those which expire on June 2, 2019 and September 1, 2019 are based on the full achievement of the performance criteria as this is the expected outcome. The numbers of shares reported for Mr. Watt in the case of those which expire on September 1, 2019 are based on the full achievement of the performance criteria as this is the expected outcome.

The market value of any shares which have not vested is calculated using the year end stock price of $20.40, as an indication.

OPTION EXERCISES AND STOCK VESTED DURING FISCAL 2010

The following table provides information for the NEOs on stock option exercises during the fiscal year 2010, including the number of shares acquired on exercise and the value realized.

	Option Awards		Stock Awards
Name & Principal Position	Number of Shares Acquired on Exercise	Value Realised on Exercise	Number of Shares Acquired on Exercise	Value Realised on Exercise
		$		$
Mr. Patrick S. Williams	20,000	215,000	1,500	17,145
President and Chief Executive Officer	200	2,260
Mr. Ian P. Cleminson	10,000	118,100	352	4,023
Executive Vice President and Chief Financial Officer	200	2,106
Dr. Philip J. Boon	200	2,106	0	0
Executive Vice President, Business Operations
Dr. Ian M. McRobbie	200	2,106	366	4,183
Senior Vice President, Research and Technology
Mr. Brian R. Watt	1,200	12,924	0	0
Vice President, Strategic Planning and Regulatory Affairs	900 200	9,693 2,106

The aggregate dollar amount realized on exercise of option awards was computed by calculating the closing price of all underlying common stock on the date of exercise, less the exercise price of the option, multiplied by the number of shares underlying the options exercised.

PENSION BENEFIT

Name & Principal Position	Plan Name	Number of Years of Credited Service at March 31, 2010	Present Value of Accumulated Benefit	Payments During Last Fiscal Year
			$

Mr. Ian P. Cleminson Executive Vice President and Chief Financial Officer	Innospec Limited Pension Plan	15.583	923,401	923,401

Dr. Philip J. Boon Executive Vice President, Business Operations	Innospec Limited Pension Plan	16.688	899,688	0

Dr. Ian M. McRobbie Senior Vice President, Research and Technology	Innospec Limited Pension Plan	10.250	739,944	0

The Plan closed to future service accrual on March 31, 2010 and therefore the number of years of credited service is based on service to March 31, 2010.

●

The Corporation operated a defined benefit pension plan for relevant employees based in the U.K. called the Innospec Limited Defined Benefit Pension Plan (“Pension Plan”). The Pension Plan was available to all employees in the U.K., but closed to future service accrual for all members on March 31, 2010. Mr. Cleminson, Dr. McRobbie and Dr. Boon were members of this Pension Plan on that date. The Corporation does not participate in any other defined benefit pension arrangements in respect of any of the NEOs. The Defined Benefit Pension table therefore covers the Pension Plan only.

●

The Pension Plan provides a pension on retirement of 1/57 of pensionable salary for each year of service. The amount of annual salary which is defined as pensionable under the Pension Plan is capped and for 2010 this cap was set at $191,209. In the case of Mr. Cleminson and Dr. Boon, salary in excess of this was not pensionable. Dr. McRobbie was also a member of this Pension Plan but is not subject to the cap on pensionable salary as he joined the Pension Plan prior to the introduction of the cap. As a result, Dr. McRobbie’s pensionable salary was his full base salary.

●	Pensionable salary under the Pension Plan is defined as base salary only, up to the pensions cap where relevant. Any bonus payments or supplementary payments are not treated as pensionable.

●

Under the rules of the Pension Plan, normal retirement age is 65 although members can retire at 60 without an actuarial reduction. Retirement between the ages of 55 and 60 is permitted, but the pension payable is reduced by an amount determined by the actuarial advisors to the Trustees of the Pension Plan. If a member of the Plan is made redundant by the Corporation and is already aged 50 or over, then, under the rules of the Pension Plan, they are able to take their pension immediately without any actuarial reduction. If, however, a member was under 50 at the time of severance, they would be entitled to unreduced pension benefits from age 55. From April 2010, the minimum age from which pension benefits can be paid increased to 55 (with the exception of certain members protected under U.K. pension legislation). Dr. Boon and Dr. McRobbie are classed as protected members and are therefore unaffected by the change in April 2010. Any benefit paid would be in the normal form payable by the Pension Plan, namely a monthly pension with an option to surrender part of this pension for a tax free lump sum, in line with U.K. tax regulations.

●

If an individual chooses to transfer benefits into the Pension Plan from another scheme, they will be provided with a service credit in lieu of the transferred in benefits. The amount of service credit given is calculated by the actuaries on behalf of the Trustees of the Pension Plan and is designed to be cost neutral to the Pension Plan. The right to transfer is subject to the approval of the Trustees of the Pension Plan, who have determined that with effect from 1 April 2010, no further transfers in will be accepted following the closure of the Plan to future service accrual.

●

Dr. Boon joined the Pension Plan on June 21, 1997, and received a service credit of 4.021 years in lieu of transferred in benefits. This is included in the figure for total credited service and equates to an additional present value accumulated benefit of $216,781 which is included in the figure for the Present Value of Accumulated Benefit in the table. Dr. McRobbie joined the Pension Plan on January 1, 2002 and received a service credit of 2.000 years in lieu of transferred in benefits from another scheme. This is included in the total credited service in the table and equates to $144,184 of additional present value accumulated benefit which is included in the total Present Value of Accumulated Benefit in the table above. Mr. Cleminson joined the Pension Plan on October 1, 2008 and received a service credit of 14.042 years in lieu of transferred in benefits, which gave a credited service in the Plan at March 31, 2010 of 15.583 years. Mr. Cleminson transferred his benefits out of the Plan during 2010. An amount of $923,401 was paid in respect of the value of his benefits in the Plan, including an uplift of $300,707 as part of an Enhanced Transfer Exercise which took place in 2010 and was available to all members of the Plan age 45 and under. As a result, Mr. Cleminson does not have any further benefits due under the Plan.

●	The Corporation does not provide any non-qualified deferred compensation programs.

●	The present value of accumulated benefits as at March 31, 2010 has been calculated using the following principal assumptions:

Discount rate	5.4%

Post retirement pensions increases	2.7% per annum based on CPI on pensions in excess of the Guaranteed Minimum Pension (GMP). GMP is assumed to increase in line with statutory requirements.

Pre retirement decrements	Individuals are assumed to remain in service and retire at the earliest age at which they can take their full pension benefits unreduced in normal health and circumstances. In the case of Dr. McRobbie, he is assumed to take an immediate pension on December 31, 2010 as he is currently over age 60.

Post retirement mortality	Self Administered Pension Schemes (“SAPS”) Heavy tables with an age rating of - 2 years for males and - 1 year for females. The calculations also include allowance for improvements to mortality rates in the future in line with Medium Cohort improvements and subject to a minimum improvement of 1.25% per annum.

Commutation	At retirement, individuals are assumed to commute 20% of their benefits in exchange for a cash lump sum based on the current factors in force.

POST EMPLOYMENT PAYMENTS

The following table quantifies the potential payments upon termination or change of control that any of our NEOs would receive assuming that the relevant termination event had occurred on December 31, 2010.

Name & Principal Position	Benefit	Retirement	Termination without cause	Termination in event of Change of Control	Death in Service
		$	$	$	$

Mr. Patrick S. Williams President and Chief Executive Officer	Cash Severance - Salary and benefits	0	750,000	1,500,000	0
	Cash Severance - Bonus	0	487,500	975,000	0
	Vested Stock options	54,992	54,992	54,992	54,992
	Unvested Stock options	2,250,189	2,250,189	9,503,170	8,555,524
	Life Assurance	0	0	0	937,500
	Total	2,305,181	3,542,681	12,033,162	9,548,016

Mr. Ian P. Cleminson Executive Vice President and Chief Financial Officer	Cash Severance - Salary and benefits	0	308,278	616,556	0
	Cash Severance - Bonus	0	114,865	229,729	0
	Vested Stock options	0	0	0	0
	Unvested Stock options	222,877	222,877	2,117,405	1,832,184
	Life Assurance	0	0	0	1,722,971
	Total	222,877	646,020	2,963,690	3,555,155

Dr. Philip J. Boon Executive Vice President, Business Operations	Cash Severance - Salary and benefits	0	277,689	555,379	0
	Cash Severance - Bonus	0	102,629	205,258	0
	Vested Stock options	17,739	17,739	17,739	17,739
	Unvested Stock options	186,123	186,123	1,712,837	1,543,700
	Life Assurance	0	0	0	1,539,438
	Total	203,862	584,180	2,491,213	3,100,877

Dr. Ian M. McRobbie Senior Vice President, Research and Technology	Cash Severance - Salary and benefits	0	249,050	498,100	0
	Cash Severance - Bonus	0	91,173	182,347	0
	Vested Stock options	64,948	64,948	64,948	64,948
	Unvested Stock options	196,793	196,793	2,010,172	1,753,503
	Life Assurance	0	0	0	1,367,600
	Total	261,741	601,964	2,755,567	3,186,051

Mr. Brian R. Watt Vice President, Strategic Planning and Regulatory Affairs	Cash Severance - Salary and benefits	0	229,962	459,923	0
	Cash Severance - Bonus	0	83,538	167,076	0
	Vested Stock options	12,000	12,000	12,000	12,000
	Unvested Stock options	143,527	143,527	1,477,105	1,340,725
	Life Assurance	0	0	0	1,253,070
	Total	155,527	469,027	2,116,104	2,605,795

●	In the case of resignation or dismissal for cause, none of the NEOs would be entitled to any post employment payments from the Corporation.

●

The NEOs are treated in line with all other employees in the event of retirement or change of control in terms of payments relating to stock options. In the case of retirement, under the rules of the CSOP, any CSOP options granted will vest and become exercisable; whilst under the rules of the PRSOP, options which have not vested will lapse. The value of any share options which will become exercisable under each scenario, using the 2010 year end stock price of $20.40, is included in the table above, as an indication.

●

The employment agreement for each NEO includes a change in control clause. This specifies that, in the event of a change in control of the Corporation, if the Corporation terminates the Executive within twelve months of the change of control, or if the Executive terminates his employment within twelve months for good cause, the Executive will be entitled to a compensation payment. If the Corporation terminates the employment of the Executive during this period, the payment is calculated as twenty four months compensation defined as base salary, bonus at target and any car allowance from the date of notice of termination. If the Executive terminates his employment, the payment is calculated as twenty four months compensation, defined as above, from the date of the change of control. In addition, under the rules of the share option plans, all options would vest on the change of control. The NEOs are treated in the same way as other employees who hold options under the plans. Change of control is deemed to have occurred if a person or group becomes the beneficial owner of 30% or more of the combined voting power of the Corporation; there is a consolidation or merger and the Corporation is not the surviving Corporation; the stockholders of the Corporation approve plans or proposals for a liquidation or dissolution of the Corporation or, if following a cash offer or merger, the members of the Board cease to constitute a majority of the Board. The amounts detailed in the post employment payments table include the compensation payments and the value of any share options which will become exercisable in these scenarios, using the year end stock price of $20.40, is included in the table above, as an indication.

●

NEOs based in the U.K. are provided with life assurance cover at six times their base salary if they die in service. In the case of the Executive Officer based in the U.S., the death in service cover is 1.25 times base salary. The amount of these potential payments for each NEO is included in the table above, as an indication.

●

If the Corporation terminates the employment of an Executive without cause, the Executive would normally be eligible for a severance payment to cover loss of salary and other direct compensation for the duration of the notice period specified in their employment agreement. All the NEOs have a twelve month, notice period. In addition, in line with the rules of the share option plans, any CSOP options would vest and the Executive would have twelve months from the date of termination to exercise these and any vested options under any of the share plans. With regards to the options, the NEOs are treated the same way as other employees who hold options under the plans. The amounts detailed in the post employment payments table include the severance payments and the value of any share options which will become exercisable, using the year end stock price of $20.40.

Director Compensation

DIRECTOR COMPENSATION FOR FISCAL 2010

Name	Fees Earned or Paid in Cash	Stock Awards	Option Awards	Non-Stock Incentive Compensation	All Other Compensation	Total
	$	$	$			$
Mr. Hugh G. C. Aldous	101,850	9,999	30,518	-	-	142,367
Dr. Robert E. Bew	196,750	34,997	30,518	-	-	262,265
Mr. Milton C. Blackmore	30,533	9,999	0	-	-	40,532
Mr. Martin M. Hale	112,950	9,999	30,518	-	-	153,467
Mr. Robert I. Paller	87,950	9,999	25,858	-	-	123,807
Mr. James M. C. Puckridge	73,350	0	30,518	-	-	103,868
Mr. Joachim Roeser	77,400	9,999	30,518	-	-	117,917

1.	Mr. Puckridge retired from the Board immediately following the 2010 Annual Meeting of Stockholders in May 2010.

2.	Mr. Blackmore was appointed to the Board on June 1, 2010.

Under the NED Stock Plan, the Non-Employee Directors (“NEDs”) are required to take one quarter of their annual retainer fee in stock in the Corporation. This is taken at market price on the date issued and the NEDs are required to hold the stock as long as they remain a NED.

During fiscal year 2010 the NEDs received the following compensation:

●	An annual retainer of $140,000, paid quarterly, to Dr. Bew, as Chairman of the Board;

●	Dr. Bew received an annual retainer of $5,000 as a member of the Audit Committee;

●

An annual retainer of $40,000, paid quarterly, for all other NEDs. In the case of Mr. Blackmore, his retainer fees were $20,000 covering two quarters, one of which was paid in stock under the NED Stock plan;

●	Mr. Roeser received an annual retainer of $6,000 as Chairman of the Compensation Committee;

●	Mr. Hale received an annual retainer of $16,000 as Chairman of the Audit Committee;

●	Mr. Aldous received an annual retainer of $6,000 as Chairman of the Nominating and Governance Committee as well as receiving an annual retainer of $5,000 as member of the Audit Committee;

●	Each NED receives a daily fee of $2,500 for each Board Meeting attended;

●	Each NED receives a daily fee of $1,800 for each Committee Meeting attended and for special assignments;

●

Mr. Puckridge, who retired from the Board in May 2010, also acted as Chairman of the U.K. Pension Fund Trustees on behalf of the Corporation and continued to serve in this capacity following his retirement from the Board. As such he receives an annual retainer of $25,000 and $1,800 per day for attending pensions meetings and the compensation figure in the table includes his full year fees for this role;

●

Each Director is entitled to reimbursement for his reasonable out-of-pocket expenses incurred in connection with travel to and from, and attendance at, meetings of the Board of Directors or its Committees and related activities;

●

The values of the option awards for the Directors included in the Director’s Compensation table is determined using the number of options awarded and the grant date fair value for each option award made in the year. The grant date fair values on Innospec stock options are calculated using the Black-Scholes model, with reference to the underlying stock price, option exercise price, volatility of the Corporation’s stock price, risk free rate and expected dividend yield. For options with additional characteristics, such as vesting criteria linked to stock market indices or stock price performance, a Monte Carlo simulation is used to model the range of potential outcomes. For further information on the assumptions underlying these grant date fair values refer to Note 4 of the Consolidated Financial Statements contained in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2010;

•	The number of unexercised options outstanding at the end of the fiscal year 2010 for each NED is detailed below:

Name	No. of Options	Grant Price	Date of Grant
		$
Mr. Hugh G. C. Aldous	4,335	10.38	02/17/10
	3,398	4.62	03/24/09
	2,224	20.23	02/20/08
	1,218	27.09	02/21/07
	3,312	9.97	02/13/06
	3,340	9.89	12/07/05
	2,000	0.00	12/07/05
Dr. Robert E. Bew	4,335	10.38	02/17/10
	3,398	4.62	03/24/09
	2,224	20.23	02/20/08
	1,218	27.09	02/21/07
	3,312	9.97	02/13/06

Mr. Milton C. Blackmore	0	0.00
Mr. Martin M. Hale	4,335	10.38	02/17/10
	3,398	4.62	03/24/09
	2,224	20.23	02/20/08
	1,218	27.09	02/21/07
	3,312	9.97	02/13/06
	3,340	9.89	12/07/05
Mr. Robert I. Paller	3,673	12.25	05/24/10
	1,000	0.00	05/24/10
Mr. James M. C. Puckridge	4,335	10.38	02/17/10
	3,398	4.62	03/24/09
	2,224	20.23	02/20/08
	1,218	27.09	02/21/07
	3,312	9.97	02/13/06
	3,340	9.89	12/07/05
Mr. Joachim Roeser	4,335	10.38	02/17/10
	3,398	4.62	03/24/09
	2,038	22.08	07/05/08
	1,000	0.00	05/07/08

Equity Compensation Plans

The following table summarizes information, as of December 31, 2010, relating to current stock option plans of the Corporation approved by security holders pursuant to which grants of options, restricted stock, restricted stock units or other rights to acquire shares have been granted from time to time under the CSOP, PRSOP, NEDSOP, Co-Investment Plan and NEDSP. The Corporation does not have any equity compensation plans which have not been approved by security holders.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)

Equity compensation plans approved by security holders	1,172,309	$2.704	153,487

Equity compensation plans not approved by security holders	0	0	0

Total	1,172,309	$2.704	153,487

TRANSACTIONS WITH EXECUTIVES, OFFICERS, DIRECTORS AND OTHERS

During the past fiscal year, the Corporation and its subsidiaries had no transactions in which any Director, or nominee for Director, or Executive Officer, or any member of the immediate family thereof, had a material direct or indirect interest reportable under the applicable rules of the SEC. Pursuant to the Corporation’s Code of Ethics Policy all senior Officers must disclose to the Board of Directors any material transaction or relationship that could reasonably be expected to give rise to a conflict of interests. The Code of Ethics Policy also states that no employee may seek to obtain special treatment from the Corporation for family members, friends or for businesses in which family members or friends have an interest. During the year ended December 31, 2010 the Corporation has not made any charitable contributions to any charity on which any Director serves as an Executive Officer.

CERTAIN OTHER TRANSACTIONS AND RELATIONSHIPS

The Corporation has retained and continues to retain Smith, Gambrell & Russell, a law firm of which Mr. Paller is a Partner. During the fiscal year ended December 31, 2010, the Corporation paid Smith, Gambrell & Russell $1.6m in fees for services provided during the period.

INFORMATION REGARDING THE CORPORATION’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PwC have been appointed as Innospec’s independent registered public accounting firm (“Auditors”) continuously since 1998. As a matter of good corporate governance, Innospec plans going forward to select and appoint its Auditors (starting with the 2011 fiscal year) through a competitive procurement process. Innospec anticipates beginning this process as soon as practicable following the Annual Meeting with the selection of its Auditor to be made as soon as possible thereafter. The selection is intended to be made through the ensuing procurement process which is adopted for good corporate governance reasons and is not as a result of:

●	a disagreement with PwC on any matter of accounting principles or financial statement disclosure;

●	PwC declining to stand for re-election;

●	there being reportable events as defined in item 304(a)(1)(v) of Regulation S-K, e.g. - absence of effective internal controls;

A representative of PwC is expected to be present at the Annual Meeting and will have the opportunity to make a statement if such representative desires to do so. The representative is also expected to be available to respond to appropriate questions.

AUDIT COMMITTEE REPORT

The Board has adopted a written Audit Committee Charter.

As part of fulfilling its responsibilities, the Audit Committee:

1.	held meetings with the Corporation’s Business Assurance function and the independent registered public accounting firm, both in the presence of management and privately to discuss the overall scope and plans for the respective audits, the results of the audits, the evaluations of the Corporation’s internal controls and the overall quality of the Corporation’s final reports;

2.	reviewed and discussed the audited consolidated financial statements for fiscal year 2010 with management and the independent registered public accounting firm;

3.	discussed with the independent registered public accounting firm the matters required by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T; and

4.	received the written disclosure and the letter from PwC required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and discussed that firm’s independence with representatives of the firm. The Audit Committee has also considered whether PwC’s provision of non-audit services to the Corporation is compatible with its independence.

Based upon these reviews and discussions, the Audit Committee has recommended to the Board of Directors, and the Board of Directors has approved, that the Corporation’s audited consolidated financial statements be included in the Corporation’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010 filed with the SEC.

No portion of this Audit Committee Report shall be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, through any general statement incorporating by reference in its entirety the Proxy Statement in which this report appears, except to the extent that the Corporation specifically incorporates this report or a portion of it by reference. In addition, this report shall not be deemed to be filed under either the Securities Act or the Exchange Act.

The foregoing report has been approved by all members of the Audit Committee.

MARTIN M. HALE, Chair

HUGH G.C. ALDOUS

ROBERT E. BEW

Principal Accountant Fees and Services

Aggregate fees for professional services rendered for the Corporation by PwC as of or for the years ended December 31, 2010 and 2009 (Note 1) were:

Fee type	Fiscal 2010 $’000	Fiscal 2009 $’000

Audit	1,167	1,099

Audit Related	30	37

Tax	148	75

Other	2	12

Total	1,347	1,223

Note 1:	A substantial proportion of the fees billed in all of the categories as of or for the years ended December 31, 2010 and 2009 are denominated in a currency other than U.S. dollars. Accordingly, fees billed as of or for both periods have been translated at consistent exchange rates.

Note 2:	The aggregate fees included in Audit fees are fees billed for the fiscal years for the audits of the consolidated financial statements of the Corporation, statutory and subsidiary audits, and review of documents filed with SEC. The aggregate fees included in each of the other categories are fees billed in the fiscal years.

Audit Related fees as of the years ended December 31, 2010 and 2009, respectively, were for employee benefit plan audits.

Tax fees as of the years ended December 31, 2010 and 2009, respectively, were for tax planning and tax advice, advice in respect of employee-related taxes and advice related to a stock option savings plan.

All other fees as of the years ended December 31, 2010 and 2009, respectively, were for services related to financial reporting training and compliance with statutory regulations.

Audit Committee Pre-Approval Policies and Procedures

The Corporation’s Audit Committee adopted pre-approval policies and procedures for audit and non-audit services in August 2005. This was attached as an appendix to the Corporation’s 2006 Proxy Statement. The Audit Committee pre-approves all audit and permitted non-audit services provided by PwC, the Corporation’s independent registered public accounting firm. The Audit Committee may delegate pre-approval authority to the Audit Committee Chairman, provided all such pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting. General pre-approval of certain audit, audit related and tax services is granted by the Audit Committee at the first quarter meeting. The Audit Committee subsequently reviews fees paid. Specific pre-approval is required for all other services. These projects are reviewed quarterly, and the status of all such services is reviewed with the Audit Committee.

For the years ended December 31, 2010 and 2009, no fees were paid to PwC for which the de minimis exception was used. The Audit Committee reviewed and approved the audit and non-audit services rendered by PwC to the Corporation during the year 2010 and concluded such services were compatible with maintaining PwC’s independence.

INFORMATION ABOUT OUR COMMON STOCK OWNERSHIP

The table “Beneficial Owners as of December 31, 2010” sets out certain information with respect to the beneficial ownership of the Corporation’s Common Stock as of December 31, 2010 by holders of more than 5% of the Corporation’s outstanding Common Stock. The table “Stock Ownership of Directors and Officers” sets out information with regard to the Directors of the Corporation and the Executive Officers of the Corporation included in the Summary Compensation Table in the CD&A (“Named Executive Officers”), and all current Directors and Executive Officers of the Corporation as a group. As of December 31, 2010, excluding treasury stock, there were 23,703,202 shares of Common Stock outstanding. According to the rules adopted by the SEC, a person is the “beneficial owner” of securities if he or she has or shares the power to vote them or to direct their investment or has the right to acquire beneficial ownership of such securities within sixty days through the exercise of an option, warrant, right of conversion of a security or otherwise. The percentage of the Corporation’s Common Stock beneficially owned by a person assumes that the person has exercised all options and converted all convertible securities that the person holds which are exercisable or convertible within sixty days of the date as of which such information is provided in the applicable table. To the knowledge of the Corporation, each stockholder has sole voting and investment power with respect to the shares indicated as beneficially owned, unless otherwise indicated in a footnote. Unless otherwise indicated, the business address of each person is the Corporation’s corporate address.

BENEFICAL OWNERS AT FISCAL YEAR END 2010 (INFORMATION AS REPORTED IN SCHEDULE 13G AS OF DECEMBER 31, 2010)

Name and Address of Beneficial Owner		Amount and Nature of Beneficial Ownership	Percent of Class
T. Rowe Price Associates, Inc	(2)	3,101,600	13.00%
100 East Pratt Street
Baltimore
MD 21202
Tontine (through various funds)	(1)	3,019,651	12.70%
55 Railroad Avenue
3rd Floor
Greenwich
CA 06830
FMR LLC	(3)	1,750,681	7.35%
82 Devonshire Street
Boston
MA 02109

Based on a review of filings with the SEC, the Corporation is unaware of other holders of more than 5% of the outstanding shares of Innospec Inc. Common Stock.

Notes:

(1)

According to Schedule 13D dated October 4, 2010 filed jointly by Tontine Capital Partners, L.P., a Delaware limited partnership (“TCP”), Tontine 25 Overseas Master Fund, L.P., a Cayman Islands limited partnership ("T25"), Tontine Capital Management, L.L.C., a Delaware limited liability company (“TCM”), Tontine Capital Overseas Master Fund, L.P., a Cayman Islands limited partnership ("TMF"), Tontine Capital Overseas GP, L.L.C., a Delaware limited liability company (“TCO”), Tontine Capital Overseas Master Fund II, a Cayman Islands limited partnership ("TCP2"), Tontine Asset Associates, L.L.C., a Delaware limited liability company ("TAA") and Jeffrey L. Gendell (“Gendell”), 3,019,651 shares are jointly controlled by Gendell split into the various funds as follows:

TCP	1,590,133	6.70%
T25	67,895	0.30%
TCM	1,658,028	7.00%
TMF and TCO	0	0.00%
TCP2 and TAA	1,361,623	5.70%
Gendell	3,019,651	12.70%

(2)

According to a Schedule 13G dated February 10, 2011 filed jointly by T. Rowe Price Associates, Inc., a Maryland corporation, (“T. Rowe Price”) and T. Rowe Price Small-cap Value (“TRP Fund”), T. Rowe Price and TRP Fund beneficially hold 3,101,600 shares. T Rowe Price has sole voting power over 679,100 shares and TRP Fund sole voting power over 2,402,000 shares. T Rowe Price has sole dispositive power over 3,101,600 shares.

(3)

According to a Schedule 13G dated February 14, 2011 filed jointly by FMR LLC. (“FMR”), Edward C Johnson 3d (“Mr. Johnson”), Fidelity Management & Research Company (“FM & R”) and Fidelity Low—Priced Stock Fund (“Fidelity Stock”), various persons have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, the Common Stock shown as beneficially owned by FM & R and Fidelity Stock. Edward C. Johnson 3d and FMR, through its capital of FM & R and Fidelity Stock have sole power to dispose of the shares.

Stock Ownership of Directors and Officers as of January 31, 2011

The following table sets out the amount of the Corporation’s common stock beneficially owned by each of the Directors, the CEO, the CFO and the three other most highly compensated NEOs of the Corporation:

STOCK OWNERSHIP OF DIRECTORS AND OFFICERS AS OF JANUARY 31, 2011

Name		Shares Owned Directly or Indirectly	Shares Underlying Options Exercisable within 60 days	Total	Percent of Class

Mr. Hugh G. C. Aldous	(1)	17,373	12,094	29,467	*

Dr. Robert E. Bew		70,515	6,754	77,269	*

Mr. Milton C. Blackmore	(2)	2,066	0	2,066

Dr. Philip J. Boon		10,181	13,030	23,211	*

Mr. Ian P. Cleminson		12,082	20,193	32,275	*

Mr. Martin M. Hale	(3)	215,893	10,094	225,987	*

Dr. Ian M. McRobbie		54,133	34,796	88,929	*

Mr. Robert I. Paller		5,066	0	5,066	*

Mr. Joachim Roeser		2,527	0	2,527	*

Mr. Brian R. Watt		6,251	9,320	15,571

Mr. Patrick S. Williams		49,915	89,772	139,687	*

Directors and Executive Officers as a group (14 persons)	(4)	488,381	226,919	715,300	2.42

Notes:

(*)	Less than 1%.

(1)	In the case of Mr. Aldous this figure includes 6,000 shares held by Union Pension Trustees.

(2)	In the case of Mr. Blackmore this figure includes 1,000 held by ‘The Milton & Janet Blackmore Trust’.

(3)	In the case of Mr. Hale, this figure excludes 24,000 over which Mr. Hale disclaims beneficial ownership as such shares are held indirectly through a trust.

(4)	Includes the above named directors and officers as well as Mr. Hartley, Dr. Hessner and Mr. David Williams.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Corporation’s Directors and Officers, and persons who beneficially own more than 10% of a registered class of the Corporation’s Common Stock and other equity securities, to file initial reports of ownership and reports of changes in ownership of the Corporation’s Common Stock or other equity securities with the SEC. Such persons are required by SEC regulations to furnish the Corporation with copies of all Section 16(a) forms they file.

Based solely upon a review of the copies of such forms furnished to the Corporation, or written representations that no Form 5 filings were required, the Corporation believes that each of its Officers, Directors and beneficial owners of more than 10% of the Common Stock complied with all Section 16(a) filing requirements applicable to them during fiscal 2010 except that Form 3 for Mr. Blackmore was filed late due to a delay in receiving the relevant SEC filing codes. One Form 4 for Mr. Cleminson was not filed in a timely manner due to technical issues with the on-line filing system.

OTHER MATTERS

As of the date of this Proxy Statement, management is not aware of any matters to be presented at the meeting other than the matters specifically stated in the Notice of Meeting and discussed in this Proxy Statement. If any other matter or matters are properly brought before the meeting, the persons named in the enclosed Proxy Form have discretionary authority to vote the proxy on each such matter in accordance with their judgment.

SOLICITATION AND EXPENSES OF SOLICITATION

The solicitation of proxies will be made initially through the internet and by e-mail. The Corporation’s Directors, Officers and employees may also solicit proxies in person or by telephone without additional compensation. In addition, proxies may be solicited by certain banking institutions, brokerage firms, custodians, trustees, nominees and fiduciaries that will mail material to or otherwise communicate with the beneficial owners of shares of the Corporation’s Common Stock. All expenses of solicitation of proxies will be paid by the Corporation.

ANNUAL REPORT TO STOCKHOLDERS

A copy of the Corporation’s 2010 Annual Report on Form 10-K to Stockholders for the fiscal year ended December 31, 2010 is now available to Stockholders via the internet at www.envisionreports.com/iosp . Stockholders who require a printed copy of the Annual Report on Form 10-K to Stockholders may obtain one by writing or calling Investor Relations, Innospec Inc., Innospec Manufacturing Park, Oil Sites Road, Ellesmere Port, Cheshire, CH65 4EY, England, telephone +44-151-355-3611, or by e-mail to investor@innospecinc.com .

STOCKHOLDERS’ PROPOSALS FOR THE 2012 ANNUAL MEETING

The Corporation anticipates holding its 2012 Annual Meeting of Stockholders on May 9, 2012.

Under the regulations of the SEC, any stockholder wishing to make a proposal to be acted upon at the 2012 Annual Meeting of Stockholders and have it included in our proxy materials must present such proposals to the Secretary of the Corporation not later than December 1, 2011.

Stockholder proposals or Director nominations not included in a proxy statement for an annual meeting must comply with the advance notice procedures and information requirements set out in the by-laws of the Corporation in order to be properly brought before that Annual Meeting of Stockholders. Under the Corporation’s by-laws, any stockholder desiring to make a proposal to be acted upon at the 2012 Annual Meeting of Stockholders must present such proposals to the Corporate Secretary not before February 8, 2012 or not later than March 8, 2012.

DOCUMENTS, OR PORTIONS THEREOF, INCORPORATED BY REFERENCE INTO THIS PROXY STATEMENT

The section entitled “Legal Proceedings” in the Corporation’s Annual Report on Form 10-K is incorporated herein by reference.

By order of the Board of Directors

David E. Williams

Vice President, General Counsel and Chief Compliance Officer

April 1, 2011

PLEASE VOTE VIA THE INTERNET OR BY TELEPHONE IN ACCORDANCE WITH THE INSTRUCTIONS ON YOUR NOTICE OR ALTERNATIVELY, IF YOU HAVE REQUESTED WRITTEN MATERIALS SIGN, DATE AND RETURN YOUR PROXY CARD

APPENDIX A

RULES

of the

INNOSPEC INC. PERFORMANCE RELATED STOCK OPTION PLAN

AS AMENDED BY THE FIRST AMENDMENT

1.	DEFINITIONS

In this Plan, the following words and expressions shall, where the context so permits, have the meanings set forth below:

“Acquiring Company”	the person mentioned in Rule 5.1;

“Adopted”	with respect to the Plan, or any adjustment to the Plan described in Rule 8.3, means the date on which the Committee approves the Plan, or any such adjustment, as the case may be;

“the Code”	the United States Internal Revenue Code of 1986 (as amended);

“the Committee”	the Innospec Inc. Compensation Committee;

“the Company”	save as provided in Rule 5.4, Innospec Inc. a Delaware Corporation, registered in the United States;

“Control”	the meaning ascribed by Section 995 of the Income Tax Act 2007;

“Date of Grant”	the date on which the Committee resolves to grant an Option under the Plan pursuant to Rule 2;

“Dealing Day”	a day on which NASDAQ is open for business;

“Eligible Employee”	any person who

(1)	is an employee of a Member of the Group at the Date of Grant, and

(2)	in relation to any Option which is intended to qualify as an Incentive Stock Option, does not own, within the meaning of Section 422(b)(6) of the Code, Shares possessing more than ten per cent of the total combined voting power of all classes of share of the Company (or its Parent or any of its Subsidiaries);

“Fair Market Value”	in relation to a Share on any day:

(1)	if and so long as the Shares are listed on NASDAQ, the reported closing price of Innospec Inc. common stock on NASDAQ for the Dealing Day;

(2)	save as mentioned in (1) above, its market value as determined in accordance with Part VIII of the Taxation of Chargeable Gains Act 1992 and agreed in advance with the Shares Valuation Division of HMRC where possible;

“Grant Period”	a period of 180 days commencing on the Dealing Day following any of:

(1)	any anniversary of the date of the admission of the Company’s share capital to NASDAQ or any date that the Committee shall determine; or

(2)	a day on which the Company makes an announcement of its results for any year, quarter year or other period or issues any prospectus, listing particulars or other document containing equivalent information relating to Shares;

“Group”	the Company and its Subsidiaries and “Member of the Group” shall be construed accordingly;

“Incentive Stock Option”	an option which qualifies for special tax treatment under Section 422 of the Code;

“NASDAQ”	the NASDAQ stock market including its three market tiers: NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market and their successors;

“Option”	a right to acquire Shares for an amount determined by the board of directors of the Company pursuant to the Plan;

“Option Certificate”	a certificate issued under Rule 2.2;

“Option Holder”	a person to whom an Option has been granted (or, as the context requires, his personal representatives);

“the Parent”	a parent corporation within the meaning of Section 424(e) of the Code;

“Performance-Based Compensation”	has the meaning ascribed to such term under Section 162(m) of the Code and the regulations thereunder;

“Performance Measures”

means performance goals based on any one or more of the following Company, Subsidiary, operating unit or division performance measures: (i) earnings, including, but not limited to, operating income, earnings before or after taxes, earnings before or after interest, depreciation, amortization, or extraordinary or special items or book value per share (which may exclude nonrecurring items); (ii) pre-tax income or after-tax income; (iii) earnings per common share (basic or diluted); (iv) operating profit; (v) revenue, revenue growth or rate of revenue growth; (vi) return on assets (gross or net), return on investment, return on capital, or return on equity; (vii) returns on sales or revenues; (viii) operating expenses; (ix) stock price appreciation; (x) cash flow(s); (xi) implementation or completion of critical projects or processes; (xii) economic value created; (xiii) cumulative earnings per share growth; (xiv) operating margin or profit margin; (xv) common stock price or total stockholder return; (xvi) cost targets, reductions and savings, productivity and efficiencies; and (xvii) any combination of any of the foregoing. Each goal may be expressed on an absolute and/or relative basis, may be based on or otherwise employ comparisons based on internal targets, the past performance of the Company and/or the past or current performance of other companies or may be applied to the performance of the Company relative to a market index, a group of other companies or a combination thereof, and in the case of earnings-based measures, may use or employ comparisons relating to capital, shareholders equity and/or shares outstanding, investments or to assets or net assets, and may (but need note) provide for adjustments for restructurings, extraordinary, and any other unusual, non-recurring, or similar changes;

“the Plan”	the Innospec Inc. Performance Related Stock Option Plan in its present form, or as from time to time altered in accordance with the Rules;

“Rules”	the Rules of the Plan and “Rule” shall be construed accordingly;

“Securities Act”	the United States Securities Act of 1933 as amended;

“Share”	save as provided in Rule 5.4, a share in the Company;

“Subsidiary”	a subsidiary corporation within the meaning of Section 424(f) of the Code;

“Vested Option”	an Option or part of an Option in respect of which the conditions specified in accordance with Rule 3.1 have been satisfied in whole or in part (whether as originally provided or as subsequently amended, relaxed, waived or substituted pursuant to Rule 3.2) and “Vest” shall be construed accordingly;

References to any statutory provision are to that provision as amended or re-enacted from time to time, and, unless the context otherwise requires, words in the singular shall include the plural (and vice versa) and words importing the masculine the feminine (and vice versa).

2.	GRANT OF OPTIONS

2.1.	Procedure for Grant of Options

(a)	Within a Grant Period, the Committee may, at its absolute discretion, grant Options under the Plan to Eligible Employees. The aggregate Fair Market Value of shares with respect to which Incentive Stock Options are exercisable for the first time by any individual during any calendar year (under all plans of the Group) shall not exceed $100,000. The maximum aggregate number of shares which may be issued under the Plan to Eligible Employees with respect to Incentive Stock Options shall be 1,000,000 shares. The maximum number of Options that may granted to any one Eligible Employee during any one calendar-year period pursuant to this Plan shall be 500,000 shares

(b)	The Committee may adopt such procedure as they think fit for granting Options, whether by invitation to Eligible Employees to apply for Options or by granting Options without issuing invitations.

(c)	All options will be granted, if at all, within ten years of the date the Plan is adopted or the date the Plan is approved by the shareholders, whichever is earlier.

(d)	Options intended to qualify as Incentive Stock Options must be issued at an exercise price not less than the Fair Market Value of the underlying Shares on the Date of Grant.

2.2.	Requirement to Issue Option Certificate

The Company shall issue to each Option Holder an Option Certificate which shall be in such a form as the Committee shall from time to time determine. The Option Certificate shall include details of:

(a)	the number of Shares subject to the Option;

(b)	the term of the Option, which shall not exceed 10 years from the Date of Grant;

(c)	the Date of Grant of the Option;

(d)	the maximum number of Shares subject to the Option;

(e)	any date or dates determined by the Committee in accordance with Rule 3.1 upon which the Option is first exercisable in whole and/or part and, where on any date only part is first exercisable, the number of Shares over which such partial exercise may be made;

(f)	the performance targets or conditions to be satisfied as a condition of the exercise of the Option in accordance with Rule 3.1 and any other restrictions on the exercise of the Option; and

(g)	the exercise price.

The Option Certificate shall include a statement of the limitations provided in Section 2.4 of this Plan.

2.3.	Right to Disclaim Option

Each Eligible Employee to whom an Option is granted may by notice in writing within 30 days of the Date of Grant disclaim in whole or in part his rights under the Option in which case the Option shall for all purposes be deemed never to have been granted.

2.4.	Options may not be transferred

Subject to the rights of an Option Holder’s personal representatives to exercise an Option as provided in Rule 4.3, every Option shall be personal to the Eligible Employee to whom it is granted and shall not be capable of being transferred, assigned or charged. Each Option Certificate shall carry a statement to this effect.

3.	CONDITIONS RELATING TO THE GRANT OF OPTIONS

3.1.	Performance Conditions

Every Option shall be granted subject to the condition that (save as provided in Rules 4.3, 4.4 and 5) it shall only be exercisable in whole or in part following the attainment of the performance conditions as advised at the Date of Grant of the Option. Performance criteria will be set at the absolute discretion of the Committee. The Committee, when granting an Option that is intended to be an Incentive Stock Option, may not impose a condition or limitation upon the exercise of such Option if it would result in such Option failing to qualify as an Incentive Stock Option.

3.2.	Variation of Performance Conditions

In the application of Rule 3.1, when events have happened which cause the Committee to consider that the existing constraints and/or conditions (as the case may be) have become unfair or impractical, it may, in its discretion (provided such discretion is exercised fairly and reasonably), amend, relax, waive or substitute such constraints or conditions so that such constraints or conditions so amended, relaxed, waived or substituted would, in the reasonable opinion of the Committee, be no more or less difficult to abide by or satisfy than when they were originally imposed or last amended or relaxed (as the case may be). After any such amendment, relaxation, waiver or substitution the Committee shall issue to the Option Holder a replacement Option Certificate or other notice including the details specified in Rule 2.2.

3.3.	Modified Terms and Conditions

The Committee may determine that any Option shall be subject to additional and/or modified terms and conditions relating to the grant and terms of exercise as may be necessary to comply with or take account of any securities, exchange control or taxation laws, regulations or practice of any territory which may have application to the relevant Eligible Employee, Option Holder or Member of the Group.

3.4.	Additional Requirements

In exercising their discretion under Rule 3.3, the Committee may:

(a)	require an Option Holder to make such declarations or take such other action (if any) as may be required for the purpose of any securities, taxes or other laws of any territory which may be applicable to him at the Date of Grant or on exercise; and

(b)	adopt any supplemental rules or procedures governing the grant or exercise of Options as may be required for the purpose of any securities, tax or other laws of any territory which may be applicable to an Eligible Employee or Option Holder.

3.5.	Maximum Aggregate Number of Shares

The present maximum aggregate number of Shares which may be issued under the Plan is 1,175,000 subject to any future increase in this limit which may be substituted at the discretion of the Committee upon approval by the shareholders of the Company (which number includes all shares available for delivery under this Rule 3.5 since the establishment of the Plan in February 2008). For the purposes of the limit in this Rule 3.5 any Shares subject to an Option or other rights granted under the Plan which have lapsed, been renounced or otherwise become incapable of being exercised or Vesting shall not be treated as issued.

3.6.	United States Securities Act of 1933

The grant of any Option under the Plan to any person subject to United States securities laws shall be subject to fulfilling the requirements (including obtaining any required approval or consent) of the provision of the Securities Act or of any applicable regulation or enactment. The Options have not been, and will not be, registered under the Securities Act, or under any other securities laws in any other jurisdiction in the United States. Shares issued pursuant to the exercise of an Option may be registered on Form S-8. Until so registered, any transfer of such Shares may be restricted.

3.7.	Plan Approval Required

This Plan shall not take effect and no Options or rights will be granted hereunder unless the Plan is approved by the Company’s shareholders within 12 months before or after the date the Plan is adopted.

4.	RIGHTS OF EXERCISE

4.1.	Earliest Date of Exercise

Save as provided in Rules 4.3, 4.4 and 5, an Option may not be exercised before whichever is the latest of:

(a)	the second anniversary of the Date of Grant; and

(b)	any date or dates which may have been specified in accordance with Rule 2.2 in the relevant Option Certificate; and

(c)	the date on which the Option Vests,

but in any event may not be exercised later than the tenth anniversary of the Date of Grant.

4.2.	Requirement to remain in Employment

Subject to Rule 4.7 and save as provided in Rules 4.3, 4.4, 4.5 and 5, an Option may only be exercised by an Option Holder while he is an employee of a Member of the Group.

4.3.	Death of Option Holder

An Option may be exercised by the personal representatives of a deceased Option Holder during the period of one year following the date of death.

4.4.	Right to Exercise Prematurely irrespective of Performance Conditions

Where an Option Holder ceases to hold office or employment with a Member of the Group on account of:

(a)	injury, ill health or disability; or

(b)	redundancy (within the meaning of the Employment Rights Act 1996); or

(c)	the transfer of the undertaking or part undertaking in which the Option Holder is employed to a person other than a Member of the Group; or

(d)	the Company by which the Option Holder is employed ceasing to be under the Control of the Company; or

(e)	retirement at normal retirement age including late retirement; or

(f)	early retirement by agreement with his employer; or

(g)	any other reason in the absolute discretion of the Committee;

Options will lapse and will only be exercisable at the absolute discretion of the Committee, in which circumstances Options will be exercisable by the Option Holder within a period of one year following the date of termination of any office or employment with a Member of the Group.

4.5.	Right to Exercise if Performance Conditions Achieved

A Vested Option may be exercised by an Option Holder within the period of one year following the date on which he ceases to hold any office or employment with a Member of the Group on account of:

(a)	retirement at normal retirement age including late retirement; or

(b)	early retirement by agreement with his employer; or

(c)	any other reason in the absolute discretion of the Committee.

4.6.	Incentive Stock Options

Notwithstanding the provisions of Rules 4.2, 4.3, 4.4, 4.5, 5.1 and 5.2, with respect to any Option Holder granted an Incentive Stock Option hereunder, an Option may be exercised by such Option Holder only within the period of three months following the date on which he ceases to hold any office or employment with a Member of the Group, except in the event that the termination of employment is on account of permanent and total disability within the meaning of Section 422(e)(3) of the Code, in which case such Option Holder may exercise his Options within a period of one year following the date on which he ceases to hold any office or employment with a Member of the Group.

4.7.	Transfer of Employment within Group

An Option Holder shall not be treated for the purposes of Rules 4.4, 4.5 and 4.10, as ceasing to hold an office or employment with a Member of the Group until such time as he is no longer an employee of any Member of the Group and an Option Holder (being a woman) who ceases to be such an employee by reason of pregnancy or confinement and who exercises her right to return to work before exercising an Option, shall be treated for those purposes as not having ceased to hold such an office or employment.

4.8.	Transfer of Employment Overseas

Subject to the satisfaction of the conditions imposed pursuant to Rule 3.1 if an Option Holder, whilst remaining an employee of a Member of the Group, is transferred to work in another country and as a result of that transfer will either:

(a)	become subject to tax on his remuneration in the country to which he is transferred and the Committee is satisfied that as a result he will suffer a tax disadvantage upon exercising an Option; or

(b)	become subject to restrictions on his ability to exercise his Option or to hold or deal in the shares or the proceeds of the sale of the shares he may acquire on exercise of that Option by reason of or in consequence of the securities laws or exchange control laws of the country to which he is transferred;

the Option Holder may exercise that Option in the period commencing three months before and ending three months after the transfer takes place. If he chooses not to exercise his Option at that time, it will not thereby lapse.

4.9.	Section 409A

Notwithstanding any other provisions of these Rules, if an Option is granted to someone who is or would otherwise be subject to Section 409A of the Code and such Option is granted with an exercise price less than the Fair Market Value of the Shares on the Date of Grant, it must be exercised (if at all) no later than 15 March of the calendar year immediately following the calendar year in which it is first capable of exercise under the Plan.

4.10.	Lapse of Options

An Option shall lapse on the occurrence of the earliest of the following:

(a)	the tenth anniversary of the Date of Grant; or

(b)	the expiry of the period (if any) allowed for the satisfaction of any condition of exercise specified in the Option Certificate pursuant to Rule 3.1 without such condition having been satisfied or the date on which it becomes apparent that any such condition has become incapable of being satisfied, in which case such Option shall lapse in whole or in part as appropriate; or

(c)	subject to Rule 5.4, the expiry of any of the applicable periods specified in Rules 4.3, 4.4, 4.5, 5.1 and 5.2, but where an Option Holder dies while time is running under Rules 4.4 or 4.5, the Option shall not lapse until the expiry of the period in Rule 4.3; or

(d)	the date on which an Option Holder ceases to be an employee of any Member of the Group for any reason other than his death or those specified in Rules 4.4 and 4.5; or

(e)	the date on which a resolution is passed, or an order is made by the Court, for the compulsory winding up of the Company; or

(f)	the date on which the Option Holder becomes bankrupt or does or attempts or omits to do anything as a result of which he is deprived of the legal or beneficial ownership of the Option; or

(g)	in the case of an Option which is subject to Section 409A of the Code, at the end of the period for exercise specified at Rule 4.9.

5.	TAKE-OVER, RECONSTRUCTION AND AMALGAMATION AND LIQUIDATION

5.1.	Take-over pursuant to General Offer

If any company (“the Acquiring Company”) becomes a Parent of the Company as a result of making either a general offer to acquire the whole of the Company’s issued share capital (other than any shares already owned by the Acquiring Company or any Subsidiary of the Acquiring Company) and which is made on a condition that if it is satisfied the Acquiring Company will become the Parent, or a general offer to acquire all the Shares in the Company which are of the same class as the Shares then an Option may, subject to Rule 4.6, be exercised within the period of six months of the date on which the Acquiring Company becomes the Parent, and any condition subject to which the offer is made is satisfied.

5.2.	Voluntary Winding-Up of the Company

If a resolution is passed for the voluntary winding-up of the Company, an Option may, subject to Rule 4.6, be exercised during the period of six months starting on commencement of such winding-up provided that any issue of shares pursuant to such exercise is authorised by the liquidator or the Court (if appropriate) upon the application of and at the sole cost and expense of the Option Holder.

5.3.	Meaning of Obtaining Control

For the purpose of this Rule 5, a person shall be deemed to have obtained Control of the Company if he and others acting in concert with him have together obtained Control.

5.4.	Rollover of Options

Notwithstanding anything to the contrary in these Rules, where any person mentioned in Rule 5.1 applies, an Option Holder may, by agreement with the Acquiring Company and within the appropriate period release his Option under the Plan (“the Old Option”) in consideration of the grant to him of a new option (“the New Option”) which is equivalent to the Old Option but relates to shares in a different company (whether the Acquiring Company or some other company). With effect from the date of release references in Rules 4, 5, 6, 7, 8, 9, 10, 11 and 12 (and, in relation to expressions used in those Rules, in Rule 1) to “the Company” and “Shares” shall, in relation to the New Option, be construed as references to the Acquiring Company and Shares in the Acquiring Company or that other company as the case may be.

5.5.	Meaning of “appropriate period”

For the purpose of Rule 5.4, the “appropriate period” is the period mentioned in Rule 5.1 or Rule 5.2 as the case may be.

6.	MANNER OF EXERCISE

6.1.	Actions Required of the Option Holder

An Option may be exercised, in whole or in part, by the delivery to the secretary of the Company, or his duly appointed agent, of an Option Certificate covering not less than all the Shares over which the Option is then to be exercised, with the notice of exercise in the prescribed form duly completed and signed by the Option Holder.

6.2.	Actions Required of the Company

The relevant Shares shall be allotted or transferred (as the case may be) within 28 days following such delivery and, accordingly in cases where Shares are to be transferred, the Company shall use its best endeavours to ensure due transfer thereof. At the request of the Option Holder, the Shares may be allotted or transferred (as the case may be) to a nominee provided the Option Holder has beneficial ownership of the Shares at the time of such allotment and transfer.

6.3.	Partial Exercise

Where an Option is exercised in part the minimum number of Shares which may be exercised is 100 Shares and the Company shall issue a balancing Option Certificate to the Option Holder.

6.4.	Indemnity against Taxation of the Option Holder

The Option Holder shall indemnify the Company (and, where relevant, any Member of the Group) against any tax arising in respect of the exercise of the Option which is a liability of the Option Holder but for which such company is required to account under the laws of any relevant territory (including for the avoidance of doubt, employee’s national insurance contributions, employer’s national insurance contributions if so determined by the Committee and other relevant social security contributions). Such company may recover the tax from the Option Holder in such manner as the Committee thinks fit including (but without prejudice to the generality of the foregoing):-

(a)	withholding shares when the Option is exercised and selling the same; or

(b)	deducting the necessary amount from the Option Holder’s remuneration; or

(c)	requiring the Option Holder to account directly to such company for such tax.

7.	ISSUE OF SHARES

7.1.	Ranking of Shares

All Shares issued pursuant to the exercise of Options under the Plan shall as to voting, dividend, transfer and other rights (including those arising on a liquidation) rank pari passu in all respects with the Shares then in issue, except that they shall not rank for any dividend or other rights declared by reference to a record date preceding the date of such exercise.

7.2.	Admission to Official List of NASDAQ

If and so long as the Shares are listed on NASDAQ the Company shall use its best endeavours to procure that as soon as practicable after the allotment of any Shares pursuant to the Plan application shall be made to NASDAQ for permission to deal in these shares unless such application has already been made.

8.	ADJUSTMENTS

8.1.	General Power of Adjustment

The number of Shares over which an Option is granted shall be proportionately adjusted following any capitalisation issue, sub-division, consolidation or reduction of share capital and in respect of any discount element in any rights issue or other variation of share capital. With respect to Options that it is intended will be Incentive Stock Options; no adjustment made pursuant to Rule 8.1 shall have the effect of reducing the aggregate exercise price below the aggregate Fair Market Value on the Date of Grant.

8.2.	Notification of Option Holder

The Committee may take such steps as they may consider necessary to notify Option Holders of any adjustments made under Rule 8.1 and to call in, cancel, endorse, issue or re-issue any Option Certificate consequent upon such adjustment.

8.3.	Certain Adjustments Requiring Shareholder Approval

Any adjustment to (i) the maximum aggregate number of shares issuable under the Plan (other than an increase merely reflecting a change in the number of outstanding shares, such as stock dividend or stock split), (ii) the definition of Eligible Employee, (iii) the company granting options, or (iv) the shares available under the Plan, shall require shareholder approval within 12 months before or after such adjustment is Adopted.

9.	ADMINISTRATION

9.1.	Delivery of Notices or Documents

Notices or documents required to be given to an Eligible Employee or to an Option Holder shall either be delivered to him by hand or sent to him by post at his last known home or business address according to the information provided by him. Notices sent by post shall be deemed to have been given on the day following the date of posting.

9.2.	Copies of Shareholder Communications

The Company may distribute to Option Holders copies of any notices or document sent by the Company to its shareholders generally.

9.3.	Maintenance of Unissued Share Capital

The Company shall at all times either keep available sufficient unissued Shares to satisfy the exercise of all Options which have neither lapsed nor been exercised (taking account of any other obligations of the Company to allot unissued Shares) or shall ensure that sufficient issued Shares will be available to satisfy the exercise of such Options.

9.4.	The Committee’s Power to Administer Plan

The Committee may make such regulations for the administration of the Plan as they deem fit, provided that no regulation shall be valid to the extent it is inconsistent with the Rules.

9.5.	The Committee’s Decision is Final and Conclusive

The decision of the Committee in any dispute relating to an Option, or the due exercise thereof, or any other matter in respect of the Plan, shall be final and conclusive subject to the determination of the Auditors when so required by Rule 8.1.

9.6.	Costs of Administering Plan

The costs of introducing and administering the Plan shall be borne by the Company.

10.	ALTERATIONS

10.1.	Power to alter Rules

Subject to Rules 10.2 and 10.4, the Committee may in its discretion alter the Rules in any way it thinks fit.

10.2.	Alteration which affects subsisting rights of Option Holders

Subject to Rule 10.4, no alteration may be made which would abrogate or adversely affect the subsisting rights of Option Holders save that the Committee may make such alterations to the provisions of Rule 4.5 as it in its discretion sees fit to take account of legal developments or advice or changes in market practice.

10.3.	Notification to Option Holders

Written notice of any amendment made in accordance with this Rule 10 shall be given to all Option Holders.

10.4.	Stockholder Approval

Except as otherwise provided herein, the Committee may from time to time amend the rules of the Plan, provided, however, no amendment shall result in the failure of the Plan or any provision thereof to comply with applicable rules under the Securities Exchange Act of 1934, or (where relevant) to qualify under Section 422 of the Code. In addition, to the extent necessary to comply with applicable rules of the Securities Exchange Act, of 1934 or (where relevant) Section 422 of the Code (or any successor rule or provision or applicable law or regulation), the Company shall obtain stockholder approval with respect to any amendment in such a manner and to such a degree as so required.

11.	GENERAL

11.1.	Termination of the Plan

The Plan shall terminate on the tenth anniversary of the earlier of the date on which it is approved by the Company’s shareholders in a general meeting or the date on which the Plan is Adopted, or at any earlier time by the passing of a resolution by the Committee. Termination of the Plan shall be without prejudice to the subsisting rights of Option Holders.

11.2.	No Compensation for loss of Option Rights

The rights and obligations of any individual under the terms of his office or employment with any Member of the Group shall not be affected by his participation in the Plan or any right which he may have to participate therein and the Plan does not form part of any contract of employment between the individual and any Member of the Group. If an Eligible Employee shall cease for any reason (including termination, whether lawful or otherwise) to be in the employment of a Member of the Group, he shall not be entitled, by way of compensation for loss of office or otherwise howsoever, to any sum or any benefit to compensate him for the loss of any right or benefit accrued or in prospect under the Plan.

11.3.	Governing Law

This Plan and all Options shall be governed by and construed in accordance with English Law.

12.	DISCRETION TO PAY CASH ON EXERCISE OF AN OPTION

If an Option Holder exercises an Option the Committee may in lieu of allotting or procuring the transfer of Shares in accordance with Rule 6.2 pay to such Option Holder a cash sum equal to the value of the Shares in respect of which the notice of exercise was given (calculated as the average of the middle market quotations on NASDAQ for the three Dealing Days prior to the date of exercise).

If payment is made pursuant to this Rule to an Option Holder, he shall have no further rights in respect of the Shares for which the notice of exercise was given. The Company may make any deductions in respect of such payment which it is required to make under the laws of any territory which laws are applicable to the Option Holder and the Company.

13.	SECTION 162(M) OF THE CODE.

The Committee at the time of grant may designate an Option granted to any Eligible Employee as Performance-Based Compensation. To the extent required by Section 162(m) of the Code, the vesting of any Option so designated shall be conditioned on the achievement of one or more performance objectives based upon such Performance Measures as determined by the Committee. For Options intended to be Performance-Based Compensation subject to performance objectives, the grant of the Options and the establishment of the performance objectives shall be made during the period required under Section 162(m) of the Code.

The Committee may also grant Cash Incentive Awards designated at the time of grant as Performance-Based Compensation. Cash Incentive Awards so designated shall be conditioned on the achievement of one or more Performance Measures, as selected by the Committee. A Cash Incentive Award is the grant of a right to receive a payment of cash that is contingent on achievement of performance objectives over a specified period established by the Committee. The grant of Cash Incentive Awards may also be subject to such other conditions, restrictions and contingencies, as determined by the Committee. For Cash Incentive Awards intended to be Performance-Based Compensation, the grant of the Awards and the establishment of the Performance Measures shall be made during the period required under Code section 162(m). No more than $2,000,000 may be paid to any Eligible Employee for Cash Incentive Awards intended to constitute Performance-Based Compensation for performance periods beginning in any one calendar year, regardless of whether the applicable performance period during which the Cash Incentive Award is earned ends in the same year in which it begins or in a later calendar year.

The satisfaction of each of the performance objectives for Performance-Based Compensation shall be determined in accordance with generally accepted accounting principles and shall be subject to certification in writing by the Committee.

14.	SECTION 409A OF THE CODE

To the extent that the Committee determines that any Option granted under the Plan is subject to Section 409A or Section 457A of the Code, the Option Certificate evidencing such Option shall incorporate the terms and conditions required by Section 409A or Section 457A of the Code. To the extent applicable, the Plan and Option Certificate shall be interpreted in accordance with Section 409A or Section 457A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder. Notwithstanding any provision of the Plan to the contrary, in the event that the Committee determines that any Option may be subject to Section 409A or Section 457A of the Code and related Department of Treasury guidance, the Committee may adopt such amendments to the Plan and the applicable Option Certificate or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Committee determines are necessary or appropriate to (i) exempt the Option from Section 409A or Section 457A of the Code or (ii) comply with the requirements of Section 409A or Section 457A of the Code and related Department of Treasury guidance.

APPENDIX B

RULES

of the

INNOSPEC INC. COMPANY SHARE OPTION PLAN

AS AMENDED BY THE FIRST AMENDMENT

PART A	APPROVED BY HER MAJESTY’S REVENUE AND CUSTOMS UNDER THE INCOME TAX (EARNINGS AND PENSIONS) ACT 2003 ON 21 JANUARY 2009 UNDER REFERENCE X103009/AJS

1.	DEFINITIONS FOR THE PURPOSE OF PART A

In this Plan, the following words and expressions shall, where the context so permits, have the meanings set forth below:

“Acquiring Company”	the person mentioned in Rule 5.1, being a company within the meaning of Section 832 of the Act;

“Acquisition Price”	in relation to an Option, the total amount payable on any exercise being an amount equal to the relevant Share Price multiplied by the number of Shares in respect of which the Option is exercised;

“the Act”	the Income and Corporation Taxes Act 1988;

“Associated Company”	the meaning ascribed by paragraph 35(1) of Schedule 4 to ITEPA;

“the Auditors”	the auditors for the time being of the Company acting as experts and not as arbitrators;

“the Code”	the United States Internal Revenue Code of 1986 (as amended);

“the Company”	save as provided in Rule 5.7, Innospec Inc., a Delaware corporation;

“Control”	the meaning ascribed by Section 995 of ITA;

“Date of Grant”	the date on which the Directors resolve to grant an Option under the Plan pursuant to Rule 2;

“Dealing Day”	a day on which NASDAQ is open for business;

“the Directors”	the board of directors of the Company, or a duly authorised committee thereof;

“Eligible Employee”	any person who as of the Date of Grant:

(1) (a)	is a director of a Participating Company required to work for not less than 25 hours a week (exclusive of meal breaks); or

(b)	if not a director, is employed by a Participating Company on terms which require him to work for not less than 20 hours a week (exclusive of meal breaks); and

(2)	is not ineligible to participate in the Plan by virtue of paragraph 9 of Schedule 4 to ITEPA (material interest in a close company);

“Grant Period”	a period of 20 days commencing on the Dealing Day following any of:

(1)	a day on which the Plan is approved by HMRC; or

(2)	a day on which the Company makes an announcement of its results for any year, half year or other period or issues any prospectus, listing particulars or other document containing equivalent information relating to Shares; or

(3)	a day on which the Directors resolve that exceptional circumstances have arisen which justify the grant of Options; or

(4)	a day on which any announcement is made of modifications to be made to the Act, ITA or ITEPA or a day on which any such modifications come into force;

“Group”	the Company and its Subsidiaries;

“HMRC”	Her Majesty’s Revenue and Customs;

“Holding Company”	a company as referred to in Section 1159 of the Companies Act 2006;

“Incentive Stock Option”	an option which qualifies for special tax treatment under Section 422 of the Code;

“ITA”	the Income Tax Act 2007;

“ITEPA”	the Income Tax (Earnings and Pensions) Act 2003;

“Key Feature”	a provision of the Plan which is necessary in order to meet the requirements of Schedule 4 to ITEPA;

“Market Value”	in relation to a Share on any day:

(1)	if and so long as the Shares are listed on NASDAQ, the reported closing price of Innospec Inc. common stock on NASDAQ for that day, or the last Dealing Day prior to that day if that day is not a Dealing Day.

(2)	save as mentioned in (1) above, its market value as determined in accordance with Part VIII of the Taxation of Chargeable Gains Act 1992 and agreed in advance with the Shares Valuation Division of HMRC;

“NASDAQ”	the Nasdaq stock market including its three market tiers: NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market and their successors;

“Option”	a right to acquire Shares pursuant to the Plan;

“Option Certificate”	a certificate issued under Rule 2.2;

“Option Holder”	a person to whom an Option has been granted (or, as the context requires, his personal representatives);

“Parent”	any company which is a parent corporation of the Company within the meaning of Section 424(e) of the Code;

“Participating Company”	the Company and any other company for the time being designated by the Directors as a Participating Company being a company which is both a Subsidiary of the Company and under the Control of the Company;

“the Plan”	the Innospec Inc. Company Share Option Plan in its present form, or as from time to time altered in accordance with the Rules;

“Relevant Share Option Scheme”	any other share option scheme (except a Savings Related Share Option Scheme) established by the Company or any Associated Company;

“Rules”	the Rules of the Plan and “Rule” shall be construed accordingly;

“Savings Related Share Option
Scheme”	a savings related share option scheme approved by the HMRC;

“Securities Act”	the United States Securities Act of 1933 as amended;

“Share”	save as provided in Rule 5.7, a share in the Company satisfying paragraphs 15 to 20 inclusive of Schedule 4 to ITEPA;

“Share Price”	the price per Share, as determined by the Directors, at which an Eligible Employee may acquire Shares in respect of which an Option has been granted to him, being not less than:

(1)	the Market Value of a Share on the Date of Grant (or where in accordance with Rule 2.1, the Directors issue invitations to apply for Options the Dealing Day by reference to which the Market Value is calculated); or

(2)	if greater and Shares are to be subscribed, the nominal value of a Share;

subject to any adjustment pursuant to Rule 8.1;

“Statutory Limit”	£30,000 or any other limit from time to time specified under paragraph 6 of Schedule 4 to ITEPA;

“Subsidiary”	any company which is both a subsidiary within the meaning ascribed by Section 1159 of the Companies Act 2006 and a subsidiary corporation within the meaning of Section 424(f) of the Code;

References to any statutory provision are to that provision as amended or re-enacted from time to time, and, unless the context otherwise requires, words in the singular shall include the plural (and vice versa) and words importing the masculine the feminine (and vice versa).

2.	GRANT OF OPTIONS

2.1.	Procedure for Grant of Options

(a)	Within a Grant Period, the Directors may, at their absolute discretion, grant Options under the Plan to Eligible Employees.

(b)	The Directors may adopt such procedure as they think fit for granting Options, whether by invitation to Eligible Employees to apply for Options or by granting Options without issuing invitations, PROVIDED THAT to the extent required by HMRC any documentation used in such procedure is approved in advance by HMRC in accordance with Rule 10.2.

(c)	Where any Option is to be granted pursuant to an invitation and the Share Price is determined at the date of the invitation, the Option must be granted no later than the twenty-ninth day in the period commencing with the Dealing Day by reference to which the Share Price was calculated.

2.2.	Requirement to Issue Option Certificate

The Company shall issue to each Option Holder an Option Certificate which shall be executed in such manner as shall take effect as a binding contractual obligation of the Company and which shall be in such a form as the Directors from time to time determine (subject to the approval of HMRC). The Option Certificate shall include details of:

(a)	the Date of Grant of the Option;

(b)	the term of the Option which shall not exceed ten years from the Date of Grant;

(c)	the Share Price;

(d)	the number of Shares subject to the Option;

(e)	any date or dates determined by the Directors in accordance with Rule 4.1 upon which the Option is first exercisable in whole and/or part and, where on any date only part is first exercisable, the number of Shares over which such partial exercise may be made; and

(f)	the performance targets or conditions to be satisfied as a condition of the exercise of the Option in accordance with Rule 3.5 and any other restrictions on the exercise of the Option.

The Option Certificate shall include a statement of the limitations provided in section 2.4 of this Plan.

2.3.	Right to Disclaim Option

Each Eligible Employee to whom an Option is granted may by notice in writing within 30 days of the Date of Grant disclaim in whole or in part his rights under the Option in which case the Option shall for all purposes be deemed never to have been granted.

2.4.	Options may not be transferred

Subject to the rights of an Option Holder’s personal representatives to exercise an Option as provided in Rule 4.3, every Option shall be personal to the Eligible Employee to whom it is granted and shall not be capable of being transferred, assigned or charged. Each Option Certificate shall carry a statement to this effect.

3.	CONDITIONS RELATING TO THE GRANT OF OPTIONS

3.1.	Statutory Limit

Any Option granted to an Eligible Employee shall be limited and take effect so that immediately following such grant, the aggregate Market Value of all the Shares which he may acquire on the exercise of all options which he then holds and which are or may become capable of being exercised and which were granted under:

(a)	Part A of the Plan; and

(b)	any Relevant Share Option Scheme approved by HMRC under the Act or ITEPA;

shall not exceed the Statutory Limit.

3.2.	Interpretation of Individual Limits

(a)	For the purposes of Rule 3.1, the Market Value of an Option shall be taken as at its Date of Grant and in relation to options granted under any Relevant Share Option Scheme the Market Value of an option shall be taken as being the fair market value of the Shares subject to that option at its date of grant determined in accordance with the Rules of such other scheme.

(b)	For the purposes of determining the application of the Statutory Limit in Rule 3.1, the rate of exchange for US dollars into sterling shall be the noon fixed rate of the US dollars in the Wall Street Journal (or such other reporting service as may be selected by the Directors and approved in advance by HMRC) on the Date of Grant of the Option.

3.3.	Maximum Aggregate Number of Shares

The present maximum aggregate number of Shares which may be issued under both Part A and Part B of the Plan is 390,000 subject to any future increase in this limit which may be substituted at the discretion of the Directors upon approval by the shareholders of the Company (which number includes all shares available for delivery under this Rule 3.3 since the establishment of the Plan in February 2008). For the purposes of the limit in this Rule 3.3 any Shares subject to an Option or other rights granted under the Plan which have lapsed, been renounced or otherwise become incapable of being exercised or vesting shall not be treated as issued.

3.4.	United States Securities Act of 1933

The grant of any Option under the Plan to any person subject to United States securities laws shall be subject to fulfilling the requirements (including obtaining any required approval or consent) of the provision of the Securities Act or of any applicable regulation or enactment. The Options have not been, and will not be, registered under the Securities Act, or under any other securities laws in any other jurisdiction in the United States. Shares issued pursuant to the exercise of an Option may be registered on Form S-8. Until so registered, any transfer of such Shares may be restricted.

3.5.	Additional Conditions

The Directors when granting any Option may in their absolute discretion impose any conditions and limitations (additional to any conditions and limitations contained in any other of these Rules) upon the exercise of any Option provided that such additional conditions and limitations shall:

(i)	be objective, specified at the Date of Grant and set out in full, or details given with, the Option Certificate; and

(ii)	be such that the right to exercise any Option after the fulfilment or attainment of the conditions and limitations so specified shall not be dependent upon the further discretion of any person; and

(iii)	not be capable of amendment, variation or waiver unless an event occurs which causes the Directors to consider that a waived, varied or amended condition would be a fairer measure of performance and would be no more difficult to satisfy. When such conditions or limitations have been imposed and have ceased to be capable of being satisfied or being satisfied in full except as a result of an event to which Rules 4.3, 4.4 or 5 apply that Option shall lapse in whole or in part as the case may be.

4.	RIGHTS OF EXERCISE

4.1.	Earliest Date of Exercise

Save as provided in Rules 4.3, 4.4 and 5 an Option may not be exercised before whichever is the latest of:

(a)	the third anniversary of the Date of Grant; and

(b)	any date or dates which may have been specified in accordance with Rule 2.2 in the relevant Option Certificate; and

(c)	the date on which any additional conditions and limitations imposed on the Option (and which have not been waived) in accordance with Rule 3.5 have been fulfilled;

but in any event may not be exercised later than the day preceding the tenth anniversary of the Date of Grant.

4.2.	Requirement to remain in Employment

Save as provided in Rules 4.3, 4.4 and 5, an Option may only be exercised by an Option Holder while he is a director or employee of a Participating Company or an Associated Company of a Participating Company.

4.3.	Death of Option Holder

An Option may be exercised by the personal representatives of a deceased Option Holder during the period of one year following the date of death.

4.4.	Right to Exercise Prematurely irrespective of Additional Conditions

An Option may be exercised by an Option Holder (irrespective of whether any additional conditions and limitations imposed on the Option in accordance with Rule 3.6 have been fulfilled) within the period of one year following the date on which he ceases to hold any office or employment with a Participating Company or an Associated Company of a Participating Company on account of:

(a)	injury, ill-health or disability; or

(b)	redundancy (within the meaning of the Employment Rights Act 1996); or

(c)	the transfer of the undertaking or part-undertaking in which the Option Holder is employed to a person other than a Participating Company or an Associated Company of a Participating Company; or

(d)	the Company by which the Option Holder is employed ceasing to be under the Control of the Company; or

(e)	retirement at normal retirement age including late retirement; or

(f)	early retirement by agreement with his employer.

If conditions (a) to (f) above are not satisfied an Option will lapse when an Option Holder ceases to hold the office or employment, unless otherwise determined by the Directors at their absolute discretion.

4.5.	Transfer of Employment within Group

An Option Holder shall not be treated for the purposes of Rules 4.4 and 4.7, as ceasing to hold an office or employment with a Participating Company until such time as he is no longer a director or employee of any Participating Company or an Associated Company of a Participating Company and an Option Holder (being a woman) who ceases to be such a director or employee by reason of pregnancy or confinement and who exercises her right to return to work under section 79 of the Employment Rights Act 1996 before exercising an Option, shall be treated for those purposes as not having ceased to hold such an office or employment.

4.6.	Transfer of Employment Overseas

Subject to the satisfaction of any additional conditions and limitations imposed pursuant to Rule 3.5 if an Option Holder, whilst remaining a director or employee of a Participating Company or an Associated Company of a Participating Company, is transferred to work in another country and as a result of that transfer will either:

(a)	become subject to tax on his remuneration in the country to which he is transferred and the Directors are satisfied that as a result he will suffer a tax disadvantage upon exercising an Option; or

(b)	become subject to restrictions on his ability to exercise his Option or to hold or deal in the shares or the proceeds of the sale of the shares he may acquire on exercise of that Option by reason of or in consequence of the securities laws or exchange control laws of the country to which he is transferred;

the Option Holder may exercise that Option in the period commencing three months before and ending three months after the transfer takes place. If he chooses not to exercise his Option at that time, it will not thereby lapse.

4.7.	Lapse of Options

An Option shall lapse on the occurrence of the earliest of the following:

(a)	the tenth anniversary of the Date of Grant; or

(b)	the expiry of the period (if any) allowed for the satisfaction of any condition of exercise specified in the Option Certificate pursuant to Rule 3.5 without such condition having been satisfied or the date on which it becomes apparent that any such condition has become incapable of being satisfied; or

(c)	subject to Rule 5.7, the expiry of any of the applicable periods specified in Rules 4.3, 4.4, 5.1, 5.2, 5.3, 5.4 and 5.5, but where an Option Holder dies while time is running under Rule 4.4, the Option shall not lapse until the expiry of the period in Rule 4.3; or

(d)	except as provided in Rules 4.3, 4.4, 5.1, 5.2, 5.3, 5.4 and 5.5, the date on which an Option Holder ceases to be a director or employee of any Participating Company or any Associated Company of a Participating Company; or

(e)	the date on which a resolution is passed, or an order is made by the Court, for the compulsory winding up of the Company; or

(f)	the date on which the Option Holder becomes bankrupt or does or attempts or omits to do anything as a result of which he is deprived of the legal or beneficial ownership of the Option.

4.8.	Compliance with the United States Securities Law

Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the United States Securities Exchange Act of 1934, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of Counsel for the Company with respect to such compliance.

4.9.	Shares to be held for Investment Purposes

As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of Counsel for the Company, such a representation is required in order to comply with any of the aforementioned relevant provisions of law.

4.10.	Shareholder Approval

If any amendment requiring the approval of the Company’s Shareholders is made subsequent to the first registration of any class of equity security by the Company under Section 12 of the Securities Exchange Act of 1934, such shareholder approval shall be:

(a)	solicited substantially in accordance with Section 14(a) of that act and the rules and regulations promulgated thereunder; or

(b)	solicited after the Company has furnished in writing to the holders entitled to vote substantially the same information concerning the Plan as that which would be required by the rules and regulations in effect under Section 14(a) of that act at the time such information is furnished.

4.11.	Option Holder with Material Interest

An Option may not be exercised by an Option Holder at any time when he is prohibited from such exercise by virtue of the provisions of paragraph 9 of Schedule 4 to the ITEPA (material interest in a close company).

5.	TAKE-OVER, RECONSTRUCTION AND AMALGAMATION AND LIQUIDATION

5.1.	Take-over pursuant to Tender Offer

If any person obtains Control of the Company as a result of making either a tender offer to acquire the whole of the Company’s issued share capital (other than any shares already owned by the Holding Company of an Acquiring Company or any Subsidiary of such Holding Company) and which is made on a condition that if it is satisfied the offeror will have such Control, or a tender offer to acquire all the Shares in the Company which are of the same class as the Shares then an Option may be exercised within the period of six months of the date on which Control is so obtained and any condition subject to which the offer is made is satisfied (or until the expiry of the period mentioned in Rule 5.4, if earlier).

5.2.	Take-over pursuant to Scheme of Arrangement

If any person obtains Control of the Company in pursuance of a compromise or scheme of arrangement sanctioned by the Court under legislation which HMRC has agreed is equivalent to Section 899 of the Companies Act 2006 then an Option may be exercised during the period which starts on the date the Court sanctions such scheme of arrangement and ends six months later or, if earlier, on the day immediately preceding the date upon which the scheme shall become effective.

5.3.	Scheme of Arrangement without Change of Control

If, without any person obtaining Control of the Company, the Court sanctions a scheme of arrangement affecting the Shares under legislation which HMRC has agreed is equivalent to Section 899 of the Companies Act 2006 then an Option may be exercised during the period which starts on the date the Court sanctions such scheme of arrangement and ends six months later or, if earlier, on the day immediately preceding the date upon which the scheme shall become effective.

5.4.	Compulsory Acquisition of Shares

If any person becomes bound or entitled to acquire Shares in the Company under legislation which HMRC has agreed is equivalent to Sections 979 to 982 of the Companies Act 2006 then an Option may be exercised during any period such person remains so bound or entitled.

5.5.	Voluntary Winding-Up of the Company

If a resolution is passed for the voluntary winding-up of the Company, an Option may be exercised during the period of six months starting on commencement of such winding-up provided that any issue of shares pursuant to such exercise is authorised by the liquidator or the Court (if appropriate) upon the application of and at the sole cost and expense of the Option Holder.

5.6.	Meaning of Obtaining Control

For the purpose of this Rule 5, a person shall be deemed to have obtained Control of the Company if he and others acting in concert with him have together obtained Control.

5.7.	Rollover of Options

Notwithstanding anything to the contrary in these Rules, where any person mentioned in Rule 5.1 is a company an Option Holder may, by agreement with the Acquiring Company and within the appropriate period release his Option under the Plan (“the Old Option”) in consideration of the grant to him of a new option (“the New Option”) which, within the meaning ascribed by paragraph 27(4) of Schedule 4 of ITEPA, is equivalent to the Old Option but relates to shares in a different company (whether the Acquiring Company or some other company falling within sub-paragraph (b) or (c) of paragraph 16 of Schedule 4 to ITEPA). With effect from the date of release references in Rules 4, 5, 6, 7, 8, 9, 10, 11 and 12 (and, in relation to expressions used in those Rules, in Rule 1) to “the Company” and “Shares” shall, in relation to the New Option, be construed as references to the Acquiring Company and Shares in the Acquiring Company or that other company as the case may be, but references to Participating Company shall continue to be construed as if references to the Company were references to Innospec Inc.

5.8.	Meaning of “appropriate period”

For the purpose of Rule 5.7, the “appropriate period” is:

(a)	where Rule 5.1 and 5.4 apply, the periods mentioned in those Rules respectively; or

(b)	where Rule 5.2 applies, the period of six months beginning with the time when the Court sanctions the scheme of arrangement.

6.	MANNER OF EXERCISE

6.1.	Actions Required of the Option Holder

An Option may be exercised, in whole or in part, by the delivery to the secretary of the Company, or his duly appointed agent, of an Option Certificate covering not less than all the Shares over which the Option is then to be exercised, with the notice of exercise in the prescribed form duly completed and signed by the Option Holder together with a remittance of the Acquisition Price payable in respect of the Shares over which the Option is to be exercised.

6.2.	Actions Required of the Company

The relevant Shares shall be allotted or transferred (as the case may be) within 28 days following such delivery and, accordingly in cases where Shares are to be transferred, the Company shall use its best endeavours to ensure due transfer thereof. At the request of the Option Holder, the Shares may be allotted or transferred (as the case may be) to a nominee provided the Option Holder has beneficial ownership of the Shares at the time of such allotment and transfer.

6.3.	Partial Exercise

Where an Option is exercised in part the minimum number of Shares which may be exercised is 100 Shares and the Company shall issue a balancing Option Certificate to the Option Holder.

7.	ISSUE OF SHARES

7.1.	Ranking of Shares

All Shares issued pursuant to the exercise of Options under the Plan shall as to voting, dividend, transfer and other rights (including those arising on a liquidation) rank pari passu in all respects with the Shares then in issue, except that they shall not rank for any dividend or other rights declared by reference to a record date preceding the date of such exercise.

7.2.	Admission to NASDAQ

If and so long as the Shares are listed on NASDAQ the Company shall use its best endeavours to procure that as soon as practicable after the allotment of any Shares pursuant to the Plan application shall be made to NASDAQ for permission to deal in those shares unless such application has already been made.

8.	ADJUSTMENTS

8.1.	General Power of Adjustment

The number of Shares over which an Option has been granted and the Share Price thereof shall, subject to the prior approval of HMRC, be proportionately adjusted following any capitalisation issue, sub-division, consolidation or reduction of share capital and in respect of any discount element in any rights issue or other variation of share capital to the intent that (as nearly as may be possible without involving fractions of a Share or a Share Price calculated to more than two places of decimals) the Acquisition Price payable in respect of an Option shall remain unchanged PROVIDED that, save as provided in Rule 8.2, no adjustment made pursuant to this Rule 8.1 shall have the effect of reducing the Share Price below the par value of a Share.

8.2.	Requirement to Capitalise Reserves

Any adjustment made to the Share Price of unissued Shares which would have the effect of reducing the Share Price to less than the par value of the Share shall only be made if and to the extent that the Directors are authorised to capitalise from the reserves of the Company a sum equal to the amount by which the par value of the Shares in respect of which the Option is exercisable exceeds the adjusted Share Price. The Directors may apply such sum in paying up such amount on such Shares so that on the exercise of any Option in respect of which such a reduction shall have been made, the Directors shall capitalise such sum (if any) and apply the same in paying up such amount as aforesaid.

8.3.	Notification of Option Holder

The Directors may take such steps as they may consider necessary to notify Option Holders of any adjustments made under Rule 8.1 and to call in, cancel, endorse, issue or re-issue any Option Certificate consequent upon such adjustment.

9.	ADMINISTRATION

9.1.	Delivery of Notices or Documents

Notice or documents required to be given to an Eligible Employee or to an Option Holder shall either be delivered to him by hand or sent to him by post at his last known home or business address according to the information provided by him. Notices sent by post shall be deemed to have been given on the day following the date of posting.

9.2.	Copies of Shareholder Communications

The Company may distribute to Option Holders copies of any notices or document sent by the Company to its shareholders generally.

9.3.	Maintenance of Unissued Share Capital

The Company shall at all times either keep available sufficient unissued Shares to satisfy the exercise of all Options which have neither lapsed nor been exercised (taking account of any other obligations of the Company to allot unissued Shares) or shall ensure that sufficient issued Shares will be available to satisfy the exercise of such Options.

9.4.	Directors’ Power to Administer Plan

The Directors may make such regulations for the administration of the Plan as they deem fit, provided that no regulation shall be valid to the extent it is inconsistent with the Rules.

9.5.	Directors’ Decisions are Final and Conclusive

The decision of the Directors in any dispute relating to an Option, or the due exercise thereof, or any other matter in respect of the Plan, shall be final and conclusive.

9.6.	Costs of Administering Plan

The costs of introducing and administering the Plan shall be borne by the Company.

10.	ALTERATIONS

10.1.	Power to alter Rules prior to HMRC approval

Subject to Rule 10.5, the Directors may, prior to approval of Part A of the Plan by HMRC, alter the Rules of the Plan as may be necessary in order to obtain such approval.

10.2.	Power to alter Rules following HMRC approval

Subject to Rules 10.3 and 10.5, after the date on which Part A of the Plan is approved by HMRC, the Directors may in their discretion alter the Rules provided that no such alteration to a Key Feature of Part A shall be effective until it has been approved by HMRC.

10.3.	Alterations which affect Share Price and subsisting rights of Option Holders

Subject to Rules 8.1 and 10.5, no adjustment may be made to the Share Price or the Acquisition Price and no alteration may be made which would abrogate or adversely affect the subsisting rights of Option Holders save that the Directors may (subject to Rule 10.2) make such alterations to the provisions of Rule 4.4 as they in their discretion see fit to take account of legal developments or advice or changes in market practice.

10.4.	Notification to Option Holders

Written notice of any amendment made in accordance with this Rule 10 shall be given to all Option Holders.

10.5.	Stockholder Approval

Except as otherwise provided herein, the Directors may from time to time amend the rules of the Plan. Provided, however, no amendment shall result in the failure of the Plan or any provision thereof to comply with applicable rules under the Securities Exchange Act of 1934, or (where relevant) to qualify under Section 422 of the Code. In addition, to the extent necessary to comply with applicable rules of the Securities Exchange Act, of 1934 or (where relevant) Section 422 of the Code (or any successor rule or provision or applicable law or regulation), the Company shall obtain stockholder approval with respect to any amendment in such a manner and to such a degree as so required.

11.	EMPLOYMENT AND SOCIAL TAXES

The Option Holder shall indemnify the Company (and, where relevant, any Participating Company) against any tax arising in respect of the exercise of the Option which is a liability of the Option Holder but for which such company is required to account to HMRC (including for the avoidance of doubt employee’s national insurance contributions and, if so determined by the Directors, employer’s national insurance contributions). Such company may recover the tax from the Option Holder in such manner as the Directors think fit including (but without prejudice to the generality of the foregoing):

(a)	withholding sufficient shares when the Option is exercised and selling the same;

(b)	deducting the necessary amount from the Option Holder’s remuneration; or

(c)	requiring the Option Holder to account directly to such company for such tax.

12.	GENERAL

12.1.	Termination of the Plan

The Plan shall terminate on the tenth anniversary of the earlier of the date on which it is approved by the Company’s shareholders in general meeting or the date on which the Plan is adopted, or at any earlier time by the passing of a resolution by the Directors. Termination of the Plan shall be without prejudice to the subsisting rights of Option Holders.

12.2.	No Compensation for loss of Option Rights

The rights and obligations of any individual under the terms of his office or employment with any Participating Company shall not be affected by his participation in the Plan or any right which he may have to participate therein and the Plan does not form part of any contract of employment between the individual and any Participating Company. If an Option Holder shall cease for any reason (including termination, whether lawful or otherwise) to be in the employment of a Participating Company or an Associated Company of a Participating Company, he shall not be entitled, by way of compensation for loss of office or otherwise howsoever, to any sum or any benefit to compensate him for the loss of any right or benefit accrued or in prospect under the Plan.

12.3.	Governing Law

This Plan and all Options shall be governed by and construed in accordance with English Law.

PART B

13.	DEFINITIONS FOR PURPOSES OF PART B

13.1.	Part B not Approved by HMRC

This Part B of the Rules of the Plan is not approved by HMRC under the provisions of the Act or ITEPA and any requirement to obtain the approval of HMRC as set out in Part A of the Rules of the Plan shall not apply to this Part B of the Rules of the Plan.

13.2.	Incentive Stock Options

This Part B of the Rules of the Plan is intended to permit the grant of Incentive Stock Options if the Directors so determine.

13.3.	Terms of Part A apply except as amended

The Rules as contained in Part A of the Plan shall apply to Options granted under this Part B unless amended in accordance with the provisions hereof.

For the purposes of Part B, “Eligible Employee” shall mean any person who as of the Date of Grant:

(a) (i)	is a director of a Participating Company required to work for not less than 25 hours a week (exclusive of meal breaks) and who would be considered an employee of the Participating Company for purposes of the Code; or

(ii)	if not a director, is employed by a Participating Company on terms which require him to work for not less than 20 hours a week (exclusive of meal breaks); and

(b)	in relation to any Option which it is intended will qualify as an Incentive Stock Option, does not own, within the meaning of Section 422(b)(6) of the Code, Shares possessing more than ten per cent of the total combined voting power of all classes of share of the Company (or its Parent or any of its subsidiaries).

For the purposes of Part B, the definition of “Share Price” shall be as follows:

the price per Share, as determined by the Directors, at which an Eligible Employee may acquire Shares in respect of which an Option has been granted to him, being not less than:

(a)	the Market Value of a Share on the Date of Grant (or where in accordance with Rule 2.1, the Directors issue invitations to apply for Options the Dealing Day by reference to which the Market Value is calculated); or

(b)	if greater and Shares are to be subscribed, the nominal value of a Share;

provided, however, with respect to any individual responsible for payment of income tax in the United States, the Share Price shall be the Market Value of a Share on the Date of Grant only, subject in all cases to any adjustment pursuant to Rules 8.1 and 16.4.

14.	GRANT OF UNAPPROVED OPTIONS

14.1.	Specification of Unapproved Options

The Directors shall specify when an Option is granted under this Part B of the Rules of the Plan and the relevant Option Certificate shall be written accordingly, and shall set forth all of the details provided for under Rule 2.2. The Share Price with respect to any Option granted under Part B of the Rules which is intended to qualify as an Incentive Stock Option shall not be less than the Market Value on the Date of Grant.

14.2.	Modified Terms and Conditions

The Directors may determine that any Option granted under this Part B of the Rules shall be subject to additional and/or modified terms and conditions relating to the grant and terms of exercise as may be necessary to comply with or take account of any securities, exchange control or taxation laws, regulations or practice of any territory which may have application to the relevant Eligible Employee, Option Holder or Participating Company.

14.3.	Additional Requirements

In exercising their discretion under Rule 14.2, the Directors may:

(a)	require an Option Holder to make such declarations to take such other action (if any) as may be required for the purpose of any securities, taxes or other laws of any territory which may be applicable to him at the Date of Grant or on exercise; and

(b)	adopt any supplemental rules or procedures governing the grant or exercise of Options as may be required for the purpose of any securities, tax or other laws of any territory which may be applicable to an Eligible Employee or Option Holder.

15.	CONDITIONS RELATING TO THE GRANT OF UNAPPROVED OPTIONS

15.1.	No Statutory Limit

Rules 3.1 and 3.2 of Part A shall not apply to this Part B of the Plan.

15.2.	Plan Approval Required

Part B of the Plan shall not take effect and no options or rights will be granted hereunder unless the Plan is approved by the stockholders of the Company within 12 months before or after the date the Plan is adopted.

15.3.	Additional Conditions

The Directors, when granting an Option under this Part B which it is intended shall qualify as an Incentive Stock Option, may not impose a condition or limitation upon the exercise of such Option if it would result in such Option failing to qualify as an Incentive Stock Option.

15.4.	Calendar Year Limitation

The aggregate Market Value (determined at the Date of Grant) of Shares with respect to which Incentive Stock Options become exercisable for the first time by an individual Option Holder in any calendar year shall not exceed $100,000. The maximum aggregate number of shares which may be issued under Part B of the Plan to Eligible Employees with respect to Incentive Stock Options shall be 250,000 shares. The maximum number of Options that may granted to any one Eligible Employee during any one calendar-year period pursuant to this Plan shall be 150,000 shares.

16.	EXERCISE OF UNAPPROVED OPTIONS

16.1.	Right to Exercise Prematurely irrespective of Additional Conditions

Notwithstanding Rule 4.2, and except as otherwise provided in this Rule 16.1, an Option which it is intended shall qualify as an Incentive Stock Option may only be exercised by an Option Holder while he is an Eligible Employee under the Code.

In relation to any Option which it is intended shall qualify as an Incentive Stock Option, Rule 4.4 of Part A shall not apply to Part B of the Plan and is hereby replaced, for purposes of such Option only, by the following provision:

“An Option may be exercised by an Option Holder within the period of three months following the date on which he ceases to hold any office or employment with a Participating Company or an Associated Company of a Participating Company, except in the event the termination of employment is on account of permanent and total disability within the meaning of section 422(e)(3) of the Code, in which case such Option Holder may exercise his Options within a period of one year following the date on which he ceases to hold any office or employment with a Participating Company or an Associated Company of a Participating Company.”

16.2.	Requirement to Remain in Employment

Notwithstanding the provisions of Rule 4.2 and of Rule 5, an Option that qualifies as an Incentive Stock Option may only be exercised by an Option Holder while such individual is an employee of any company in the Group or as otherwise provided in Rule 16.1.

16.3.	No Material Interest

Rule 4.11 of Part A shall not apply to Part B of the Plan.

16.4.	Limitation on Adjustments

With respect to Options granted under this Part B and intending to qualify as Incentive Stock Options, no adjustment made pursuant to Rule 8.1 shall have the effect of reducing the aggregate Share Price below the aggregate Market Value on the Date of Grant.

17.	DISCRETION TO PAY CASH ON EXERCISE OF AN OPTION

If an Option Holder exercises an Option the Directors may in lieu of allotting or procuring the transfer of Shares in accordance with Rule 6.2 of Part A pay to such Option Holder a cash sum equal to the amount by which the value of the Shares in respect of which the notice of exercise was given (calculated as the average of the middle market quotations on NASDAQ for the three Dealing Days prior to the date of exercise) exceeds the Acquisition Price of those Shares.

If payment is made pursuant to this Rule to an Option Holder, he shall have no further rights in respect of the Shares for which the notice of exercise was given. The Company may make any deductions in respect of such payment which it is required to make under the laws of any territory which laws are applicable to the Option Holder and/or his employing Participating Company.

No Option granted under Part B of the Plan will be paralleled with an Option granted under Part A of the Plan.

18.	EMPLOYMENT AND SOCIAL TAXES

The Option Holder shall indemnify the Company (and, where relevant, any Participating Company) against any tax arising in respect of the exercise of the Option which is a liability of the Option Holder but for which such company is required to account under the laws of any relevant territory (including for the avoidance of doubt employee’s national insurance contributions, employer’s national insurance contributions if so determined by the Directors or other relevant social security contributions). Such company may recover the tax from the Option Holder in such manner as the Directors think fit including (but without prejudice to the generality of the foregoing):

(a)	withholding shares when the Option is exercised and selling the same; or

(b)	deducting the necessary amount from the Option Holder’s remuneration; or

(c)	requiring the Option Holder to account directly to such company for such tax.

19.	SECTION 162(M) OF THE CODE

The compensation committee of the Board of Directors of the Company shall have the authority to grant Options pursuant to Part B of the Plan to the extent Options granted pursuant to Part B are intended to satisfy the exception from Section 162(m) of the Code for performance-based compensation.

20.	SECTION 409A OF THE CODE

To the extent that the Directors determine that any Option granted under Part B of the Plan is subject to Section 409A or Section 457A of the Code, the Option Certificate evidencing such Option shall incorporate the terms and conditions required by Section 409A or Section 457A of the Code. To the extent applicable, Part B of the Plan and the Option Certificate shall be interpreted in accordance with Section 409A or Section 457A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder. Notwithstanding any provision of Part B of the Plan to the contrary, in the event that the Directors determine that any Option may be subject to Section 409A or Section 457A of the Code and related Department of Treasury guidance, the Directors may adopt such amendments to Part B of the Plan and the applicable Option Certificate or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Directors determine are necessary or appropriate to (i) exempt the Option from Section 409A or Section 457A of the Code or (ii) comply with the requirements of Section 409A or Section 457A of the Code and related Department of Treasury guidance.

APPENDIX C

RULES of the INNOSPEC INC. NON-EMPLOYEE DIRECTORS’ STOCK OPTION PLAN AS AMENDED BY THE FIRST AMENDMENT

10.2.	No Compensation for loss of Option Rights	C-12

10.3.	Governing Law	C-12

11.	DISCRETION TO PAY CASH ON EXERCISE OF AN OPTION	C-12

12.	EMPLOYMENT AND SOCIAL TAXES	C-13

13.	UNITED STATES SECURITIES ACT OF 1933	C-13

14.	SECTION 409A OF THE CODE	C-13

1.	DEFINITIONS

In this Plan, the following words and expressions shall, where the context so permits, have the meanings set forth below:

“Acquiring Company”	the person mentioned in rule 4.1, being a company within the meaning of Section 832 of the Income and Corporation Taxes Act 1988;

“Acquisition Price”	in relation to an Option, the total amount payable on any exercise being an amount equal to the relevant Share Price multiplied by the number of Shares in respect of which the Option is exercised;

“the Code”	the United States Internal Revenue Code of 1986 (as amended);

“the Committee”	the Innospec Inc. Compensation Committee;

“the Company”	save as provided in Rule 4.3, Innospec Inc., a Delaware Corporation;

“Date of Grant”	the date on which the Committee resolves to grant an Option under the Plan pursuant to Rule 2;

“Dealing Day”	a day on which NASDAQ is open for business;

“Grant Period”	a period of 180 days commencing on the Dealing Day following any of:

(1)	a day on which the Company makes an announcement of its results for any year, quarter year or other period or issues any prospectus, listing particulars or other document containing equivalent information relating to Shares; or

(2)	a day on which the Committee resolves to grant an Option under the Plan pursuant to Rule 2;

“Group”	the Company and its Subsidiaries and “Member of the Group” shall be construed accordingly;

“NASDAQ”	the Nasdaq stock market including its three market tiers: NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market and their successors;

“Office”	office of appointment as non employee director of the Company;

“Option”	a right to acquire Shares pursuant to the Plan;

“Option Certificate”	a certificate issued under Rule 2.2;

“Option Holder”	a person to whom an Option has been granted (or, as the context requires, his personal representatives);

“Parent”	any company which is a parent corporation of the Company within the meaning of Section 424(e) of the Code;

“Participant”	any person who is a non-employee director at the Date of Grant;

“the Plan”	the Innospec Inc. Non-Employee Directors’ Stock Option Plan in its present form, or as from time to time altered in accordance with the Rules;

“Rules”	the Rules of the Plan and “Rule” shall be construed accordingly;

“Securities Act”	the United States Securities Act of 1933 as amended;

“Share”	save as provided in Rule 4.3, a share in the Company;

“Share Price”	the price per Share, as determined by the Committee, at which a Participant may acquire Shares in respect of which an Option has been granted to him if the Shares are to be subscribed, being not less than the nominal value of a Share, subject to any adjustment pursuant to Rule 7.1;

“Subsidiary”	any company which is a subsidiary corporation within the meaning of Section 424(f) of the Code;

References to any statutory provision are to that provision as amended or re-enacted from time to time, and, unless the context otherwise requires, words in the singular shall include the plural (and vice versa) and words importing the masculine the feminine (and vice versa).

2.	GRANT OF OPTIONS

2.1.	Procedure for Grant of Options

(a)	Within a Grant Period, the Committee may, at its absolute discretion, grant Options under the Plan to Participants.

(b)	The Committee may adopt such procedure, as they think fit for granting Options, whether by invitation to Participants to apply for Options or by granting Options without issuing invitations.

2.2.	Requirement to Issue Option Certificate

The Company shall issue to each Option Holder an Option Certificate which shall be in such a form as the Committee shall from time to time determine. The Option Certificate shall include details of:

(a)	the Date of Grant of the Option;

(b)	the Share Price;

(c)	the number of Shares subject to the Option; and

(d)	any date or dates determined by the Committee, upon which the Option is first exercisable in whole and/or part and, where on any date only part is first exercisable, the number of Shares over which such partial exercise may be made.

2.3.	Right to Disclaim Option

Each Participant to whom an Option is granted may by notice in writing within 30 days of the Date of Grant disclaim in whole or in part his rights under the Option in which case the Option shall for all purposes be deemed never to have been granted.

2.4.	Options may not be transferred

Subject to the rights of an Option Holder’s personal representatives to exercise an Option as provided in Rule 3.3, every Option shall be personal to the Participants to whom it is granted and shall not be capable of being transferred, assigned or charged. Each Option Certificate shall carry a statement to this effect.

2.5.	Modified Terms and Conditions

The Committee may determine that any Option shall be subject to additional and/or modified terms and conditions relating to the grant and terms of exercise as may be necessary to comply with or take account of any securities, exchange control or taxation laws, regulations or practice of any territory which may have application to the relevant Participant or Option Holder.

2.6.	Additional Requirements

In exercising their discretion under Rule 2.5, the Committee may:

(a)	require an Option Holder to make such declarations or take such other action (if any) as may be required for the purpose of any securities, taxes or other laws of any territory which may be applicable to him at the Date of Grant or on exercise; and

(b)	adopt any supplemental rules or procedures governing the grant or exercise of Options as may be required for the purpose of any securities, tax or other laws of any territory which may be applicable to a Participant or Option Holder.

2.7.	Maximum Aggregate Number of Shares

The present maximum aggregate number of Shares which may be issued under the Plan is 135,000 subject to any future increase in this limit which may be substituted at the discretion of the Committee upon approval by the shareholders of the Company (which number includes all shares available for delivery under this Rule 2.7 since the establishment of the Plan in February 2008). For the purposes of the limit in this Rule 2.7 any Shares subject to an Option or other rights granted under the Plan which have lapsed, been renounced or otherwise become incapable of being exercised or vesting shall not be treated as issued.

3.	RIGHTS OF EXERCISE

3.1.	Earliest Date of Exercise

Save as provided in Rules 3.3, 3.4 and 4, an Option may not be exercised before any date or dates which may have been specified in accordance with Rule 2.2 in the relevant Option Certificate, but in any event may not be exercised later than the tenth anniversary of the Date of Grant.

3.2.	Requirement to remain in Office

Save as provided in Rules 3.3, 3.4 and 4, an Option may only be exercised by an Option Holder while he is a non-employee director of the Company.

3.3.	Death of Option Holder

An Option may be exercised by the personal representatives of a deceased Option Holder during the period of one year following the date of death.

3.4.	Right to Exercise Prematurely

Save as provided in Rule 3.3, where an Option Holder ceases to hold Office with the Company, Options will lapse and will only be exercisable at the absolute discretion of the Committee, in which circumstances Options will be exercisable by the Option Holder within a period of one year following the date of termination of Office with the Company.

3.5.	Section 409A

Notwithstanding any other provisions of these Rules, if an Option is granted to someone who is or would otherwise be subject to Section 409A of the Code and such Option is granted with a Share Price less than the fair market value of the Shares on the Date of Grant, it must be exercised (if at all) no later than 15 March of the calendar year immediately following the calendar year in which it is first capable of exercise under the Plan.

3.6.	Lapse of Options

An Option shall lapse on the occurrence of the earliest of the following:

(a)	the tenth anniversary of the Date of Grant; or

(b)	subject to Rule 4.3, the expiry of any of the applicable periods specified in Rules 3.3, 3.4, 4.1 and 4.2, but where an Option Holder dies while time is running under Rules 3.4, the Option shall not lapse until the expiry of the period in Rule 3.3; or

(c)	the date on which an Option Holder ceases to be a non-employee director of the Company for any reason other than his death or those specified in Rules 3.4; or

(d)	the date on which a resolution is passed, or an order is made by the Court, for the compulsory winding up of the Company; or

(e)	the date on which the Option Holder becomes bankrupt or does or attempts or omits to do anything as a result of which he is deprived of the legal or beneficial ownership of the Option; or

(f)	in the case of an Option which is subject to Section 409A of the Code, at the end of the period for exercise specified at Rule 3.5.

4.	TAKE-OVER, RECONSTRUCTION AND AMALGAMATION AND LIQUIDATION

4.1.	Take-over pursuant to General Offer

If any company (“the Acquiring Company”) becomes a Parent of the Company as a result of making either a tender offer to acquire the whole of the Company’s issued share capital (other than any shares already owned by the Acquiring Company or any Subsidiary of the Acquiring Company)

and which is made on a condition that if it is satisfied the Acquiring Company will become the Parent, or a tender offer to acquire all the Shares in the Company which are of the same class as the Shares then an Option may be exercised within the period of six months of the date on which and any condition subject to which the offer is made is satisfied.

4.2.	Voluntary Winding-Up of the Company

If a resolution is passed for the voluntary winding-up of the Company, an Option may be exercised during the period of six months starting on commencement of such winding-up provided that any issue of shares pursuant to such exercise is authorised by the liquidator or the Court (if appropriate) upon the application of and at the sole cost and expense of the Option Holder.

4.3.	Rollover of Options

Notwithstanding anything to the contrary in these Rules, where any person mentioned in Rule 4.1 applies, an Option Holder may, by agreement with the Acquiring Company and within the appropriate period release his Option under the Plan (“the Old Option”) in consideration of the grant to him of a new option (“the New Option”) which is equivalent to the Old Option but relates to shares in a different company (whether the Acquiring Company or some other company). With effect from the date of release references in Rules 3, 4, 5, 6, 7, 8, 9, 10, 11, 12 and 13 (and, in relation to expressions used in those Rules, in Rule 1) to “the Company” and “Shares” shall, in relation to the New Option, be construed as references to the Acquiring Company and Shares in the Acquiring Company or that other company as the case may be.

4.4.	Meaning of “appropriate period”

For the purpose of Rule 4.3, the “appropriate period” is the period mentioned in Rule 4.1.

5.	MANNER OF EXERCISE

5.1.	Actions Required of the Option Holder

An Option may be exercised, in whole or in part, by the delivery to the secretary of the Company, or his duly appointed agent, of an Option Certificate covering not less than all the Shares over which the Option is then to be exercised, with the notice of exercise in the prescribed form duly completed and signed by the Option Holder, together with a remittance for the Acquisition Price payable in respect of the Shares over which the Option is to be exercised.

5.2.	Actions Required of the Company

The relevant Shares shall be allotted or transferred (as the case may be) within 28 days following such delivery and, accordingly in cases where Shares are to be transferred, the Company shall use its best endeavours to ensure due transfer thereof. At the request of the Option Holder, the Shares may be allotted or transferred (as the case may be) to a nominee provided the Option Holder has beneficial ownership of the Shares at the time of such allotment and transfer.

5.3.	Partial Exercise

Where an Option is exercised in part the minimum number of Shares which may be exercised is 100 Shares and the Company shall issue a balancing Option Certificate to the Option Holder.

6.	ISSUE OF SHARES

6.1.	Ranking of Shares

All Shares issued pursuant to the exercise of Options under the Plan shall as to voting, dividend, transfer and other rights (including those arising on a liquidation) rank pari passu in all respects with the Shares then in issue, except that they shall not rank for any dividend or other rights declared by reference to a record date preceding the date of such exercise.

6.2.	Admission to NASDAQ

If and so long as the Shares are listed on NASDAQ the Company shall use its best endeavours to procure that as soon as practicable after the allotment of any Shares pursuant to the Plan application shall be made to NASDAQ for permission to deal in these shares unless such application has already been made.

7.	ADJUSTMENTS

7.1.	General Power of Adjustment

The number of Shares over which an Option is granted and the Share Price thereof shall be proportionately adjusted following any capitalisation issue, sub-division, consolidation or reduction of share capital and in respect of any discount element in any rights issue or other variation of share capital to the intent that (as nearly as may be possible without involving fractions of a Share or a Share Price calculated to more than two places of decimals) the Acquisition Price payable in respect of an Option shall remain unchanged PROVIDED that, save as provided in Rule 7.2, no adjustment made pursuant to this Rule 7.1 shall have the effect of reducing the Share Price below the par value of a Share.

7.2.	Requirement to Capitalise Reserves

Any adjustment made to the Share Price of unissued Shares which would have the effect of reducing the Share Price to less than the par value of the Share shall only be made if and to the extent that the Committee is authorised to capitalise from the reserves of the Company a sum equal to the amount by which the par value of the Shares in respect of which the Option is exercisable exceeds the adjusted Share Price. The Committee may apply such sum in paying up such amount on such Shares so that on the exercise of any Option in respect of which such a reduction shall have been made, the Committee shall capitalise such sum (if any) and apply the same in paying up such amount as aforesaid.

7.3.	Notification of Option Holder

The Committee may take such steps as they may consider necessary to notify Option Holders of any adjustments made under Rule 7.1 and to call in, cancel, endorse, issue or re-issue any Option Certificate consequent upon such adjustment.

8.	ADMINISTRATION

8.1.	Delivery of Notices or Documents

Notices or documents required to be given to a Participant or to an Option Holder shall either be delivered to him by hand or sent to him by post at his last known home or business address according to the information provided by him. Notices sent by post shall be deemed to have been given on the day following the date of posting.

8.2.	Copies of Shareholder Communications

The Company may distribute to Option Holders copies of any notices or document sent by the Company to its shareholders generally.

8.3.	Maintenance of Unissued Share Capital

The Company shall at all times either keep available sufficient unissued Shares to satisfy the exercise of all Options which have neither lapsed nor been exercised (taking account of any other obligations of the Company to allot unissued Shares) or shall ensure that sufficient issued Shares will be available to satisfy the exercise of such Options.

8.4.	The Committee’s Power to Administer Plan

The Committee may make such regulations for the administration of the Plan as it deems fit, provided that no regulation shall be valid to the extent it is inconsistent with the Rules.

8.5.	The Committee’s Decision is Final and Conclusive

The decision of the Committee in any dispute relating to an Option, or the due exercise thereof, or any other matter in respect of the Plan, shall be final and conclusive subject to the determination of the Auditors when so required by Rule 8.1.

8.6.	Costs of Administering Plan

The costs of introducing and administering the Plan shall be borne by the Company.

9.	ALTERATIONS

9.1.	Power to alter Rules

Subject to Rules 9.2 and 9.4, the Committee may in its discretion alter the Rules.

9.2.	Alterations which affect Share Price and subsisting rights of Option Holders

Subject to Rules 7.1 and 9.4, no adjustment may be made to the Share Price and no alteration may be made which would abrogate or adversely affect the subsisting rights of Option Holders.

9.3.	Notification to Option Holders

Written notice of any amendment made in accordance with this Rule 9 shall be given to all Option Holders.

9.4.	Stockholder Approval

Except as otherwise provided herein, the Committee may from time to time amend the rules of the Plan, provided, however, no amendment shall result in the failure of the Plan or any provision thereof to comply with applicable rules under the Securities Exchange Act of 1934, or (where relevant) to qualify under Section 422 of the Code. In addition, to the extent necessary to comply with applicable rules of the Securities Exchange Act of 1934 or (where relevant) Section 422 of the Code (or any successor rule or provision or applicable law or regulation), the Company shall obtain stockholder approval with respect to any amendment in such a manner and to such a degree as so required.

10.	GENERAL

10.1.	Termination of the Plan

The Plan shall terminate on the tenth anniversary of the date on which it is approved by the Company in general meeting or at any earlier time by the passing of a resolution by the Committee. Termination of the Plan shall be without prejudice to the subsisting rights of Option Holders.

10.2.	No Compensation for loss of Option Rights

The rights and obligations of any individual under the terms of his office or his employment with a Member of the Group shall not be affected by his participation in the Plan or any right which he may have to participate therein and the Plan does not form part of any contract of employment between the individual and any Member of the Group. If an Option Holder shall cease for any reason (including termination, whether lawful or otherwise) to hold on office or to be in the employment of a Member of the Group, he shall not be entitled, by way of compensation for loss of office or otherwise howsoever, to any sum or any benefit to compensate him for the loss of any right or benefit accrued or in prospect under the Plan.

10.3.	Governing Law

This Plan and all Options shall be governed by and construed in accordance with English Law.

11.	DISCRETION TO PAY CASH ON EXERCISE OF AN OPTION

If an Option Holder exercises an Option the Committee may in lieu of allotting or procuring the transfer of Shares in accordance with Rule 5.2 pay to such Option Holder a cash sum equal to the amount by which the value of the Shares in respect of which the notice of exercise was given (calculated as the average of the middle market quotations on NASDAQ for the three Dealing Days prior to the date of exercise) exceeds the Acquisition Price of those Shares.

If payment is made pursuant to this Rule to an Option Holder, he shall have no further rights in respect of the Shares for which the notice of exercise was given. The Company may make any deductions in respect of such payment which it is required to make under the laws of any territory which laws are applicable to the Option Holder and the Company.

12.	EMPLOYMENT AND SOCIAL TAXES

The Option Holder shall indemnify the Company against any tax arising in respect of the exercise of the Option which is a liability of the Option Holder but for which the Company is required to account under the laws of any relevant territory (including for the avoidance of doubt, employee’s national insurance contributions, employer’s national insurance contributions if so determined by the Committee and other relevant social security contributions). The Company may recover the tax from the Option Holder in such manner as the Committee thinks fit including (but without prejudice to the generality of the foregoing):

(a)	withholding shares when the Option is exercised and selling the same; or

(b)	deducting the necessary amount from the Option Holder’s fees; or

(c)	requiring the Option Holder to account directly to such company for such tax.

13.	UNITED STATES SECURITIES ACT OF 1933

The grant of any Option under the Plan to any person subject to United States securities laws shall be subject to fulfilling the requirements (including obtaining any required approval or consent) of the provision of the Securities Act or of any applicable regulation or enactment. The Options have not been, and will not be, registered under the Securities Act, or under any other securities laws in any other jurisdiction in the United States. Shares issued pursuant to the exercise of an Option may be registered on Form S-8. Until so registered, any transfer of such Shares may be restricted.

14.	SECTION 409A OF THE CODE

To the extent that the Committee determines that any Option granted under the Plan is subject to Section 409A or Section 457A of the Code, the Option Certificate evidencing such Option shall incorporate the terms and conditions required by Section 409A or Section 457A of the Code. To the extent applicable, the Plan and Option Certificate shall be interpreted in accordance with Section 409A or Section 457A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder. Notwithstanding any provision of the Plan to the contrary, in the event that the Committee determines that any Option may be subject to Section 409A or Section 457A of the Code and related Department of Treasury guidance, the Committee may adopt such amendments to the Plan and the applicable Option Certificate or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Committee determines are necessary or appropriate to (i) exempt the Option from Section 409A or Section 457A of the Code (ii) comply with the requirements of Section 409A or Section 457A of the Code and related Department of Treasury guidance.